UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Balanced Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Balanced Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20 and 32

Federal Tax Information	21

Management and Organization	33

Important Notices	36

Eaton Vance

Balanced Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May proved to be temporary, and the U.S. and global stock rallies resumed in June and July. After a down August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports.

After holding interest rates steady through the first half of the year, the Fed cut its benchmark interest rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By the end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, represented by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large-and small-cap categories as measured by the Russell growth and value indexes.

Fueled by the Fed rate cuts amid continued economic growth with low inflation, bond markets delivered healthy returns during the period. Interest rates fell broadly across asset classes and maturities. The yield on the benchmark 10-year Treasury declined from 2.68% at the start of the year to 1.92% at year-end. The Bloomberg Barclays U.S. Aggregate Bond Index returned 8.72% for the period. As investors sought higher yields, both investment-grade corporate bonds and lower quality high yield securities outpaced U.S. Treasurys during the period.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Balanced Fund (the Fund) returned 23.63% for Class A shares at net asset value (NAV), underperforming its primary benchmark, the S&P 500® Index (the Index), which returned 31.49%.

At period-end, 59% of the Fund was invested in equities through Stock Portfolio, while 41% was invested in fixed-income securities through Core Bond Portfolio. In the Fund’s equity allocation, stock selections in the information technology (IT), communication services, and consumer discretionary sectors detracted from Fund performance versus the Index.

In IT, Stock Portfolio’s underweight in semiconductor and telecommunications equipment firm QUALCOMM, Inc. (QUALCOMM), and then selling the stock during the period,

detracted from relative performance versus the Index during the period. After the Stock Portfolio sold QUALCOMM, the company’s stock price rose sharply following the firm’s settlement with Apple, Inc., which involved a long-running dispute over licensing fees for QUALCOMM technology.

In communication services, Stock Portfolio’s overweight position in broadband and cellular service provider Verizon Communications, Inc. hurt relative results versus the Index. While the stock delivered double-digit gains, it underperformed the market during a period when investors favored companies viewed as having higher growth potential than cell-service providers.

Canadian apparel maker Gildan Activewear, Inc. (Gildan), an out-of-Index holding in the consumer discretionary sector, also detracted from Fund performance versus the Index. Gildan’s stock price declined after it surprised the market in October 2019 with an announcement that annual sales and earnings would be lower than projected. The security was sold during the period.

On the positive side, the Stock Portfolio’s stock selections in the health care, financials, and industrials sectors contributed to Fund performance versus the Index. In health care, not owning global pharmaceutical firm Pfizer, Inc. (Pfizer), an Index component, helped performance versus the Index. Underperformance of Upjohn Co., Pfizer’s generic drug division, along with difficulties surrounding the merger of Upjohn and generics firm Mylan NV, caused Pfizer’s stock to decline during the period.

The Stock Portfolio initiated a position in Bristol-Myers Squibb Co. (Bristol-Myers), another global pharmaceutical firm, in May 2019 after its stock price declined on the announcement of Bristol-Myers’ intent to acquire rival Celgene Corp. (Celgene). Bristol-Myers’ stock subsequently rose — and contributed to relative performance versus the Index — due to positive data from a Celgene cancer drug trial, as well as the market’s recognition that Celgene’s new products were more effective than initially perceived.

Not owning Warren Buffet’s multinational holding company Berkshire Hathaway, Inc. (Berkshire Hathaway), an Index component in the financials sector, aided performance relative to the Index as well. The stock underperformed the market as investors reacted negatively to Berkshire Hathaway’s inability to find a large acquisition during the period to put its growing cash reserves to work

In the industrials sector, performance versus the Index benefited from Stock Portfolio’s out-of-Index position in Gardner Denver Holdings, Inc. (Gardner Denver), a conglomerate that manufactures compressors, pumps, and blowers. The stock outperformed the Index after Gardner Denver announced a pending merger with Ingersoll Rand PLC’s pumps business, making Gardner Denver the second-largest player in its industry.

Among Core Bond Portfolio’s fixed-income holdings, an overweight position in investment-grade corporate bonds contributed the most to Fund returns relative to the Fund’s secondary benchmark, the Bloomberg Barclays U.S Aggregate Bond Index (the Secondary Index). Out-of-Secondary Index allocations to high yield corporate bonds and bank loans also contributed to relative Fund performance. All three sectors outperformed U.S. Treasury securities during the period, as investors sought higher income potential.

Conversely, Core Bond Portfolio’s shorter-than-Secondary Index duration6 detracted from relative Fund performance, as interest rates fell sharply during the period. An overweight allocation to asset-backed securities also detracted from relative results versus the Secondary Index, as the fixed-income market lagged during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Balanced Fund

December 31, 2019

Performance2,3

Portfolio Managers Charles B. Gaffney, Vishal Khanduja, CFA and Brian S. Ellis, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/01/1932	04/01/1932	23.63%	7.79%	9.03%
Class A with 5.75% Maximum Sales Charge	—	—	16.46	6.51	8.39
Class C at NAV	11/02/1993	04/01/1932	22.71	7.01	8.23
Class C with 1% Maximum Sales Charge	—	—	21.71	7.01	8.23
Class I at NAV	09/28/2012	04/01/1932	24.07	8.08	9.23
Class R at NAV	05/02/2016	04/01/1932	23.31	7.60	8.93
Class R6 at NAV	05/02/2016	04/01/1932	24.11	8.12	9.25
S&P 500® Index	—	—	31.49%	11.69%	13.55%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	8.72	3.05	3.74
Blended Index	—	—	22.18	8.37	9.77

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
Gross	1.01%	1.76%	0.76%	1.26%	0.72%
Net	0.98	1.73	0.73	1.23	0.69

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$22,071	N.A.
Class I	$250,000	12/31/2009	$604,906	N.A.
Class R	$10,000	12/31/2009	$23,540	N.A.
Class R6	$1,000,000	12/31/2009	$2,424,466	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Balanced Fund

December 31, 2019

Fund Profile5

Asset Allocation (% of total investments)

Equity Investments Sector Allocation (% of total investments)

Fixed Income Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Balanced Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The Blended Index consists of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, rebalanced monthly Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund invests in one or more affiliated investment companies (Portfolios). References to investments are to the aggregate holdings of the Fund, including its pro rata share of each Portfolio in which it invests

[6]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Balanced Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,069.90	$5.11	0.98%
Class C	$1,000.00	$1,066.60	$9.01	1.73%
Class I	$1,000.00	$1,072.40	$3.81	0.73%
Class R	$1,000.00	$1,069.00	$6.41	1.23%
Class R6	$1,000.00	$1,072.60	$3.55	0.68%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.99	0.98%
Class C	$1,000.00	$1,016.50	$8.79	1.73%
Class I	$1,000.00	$1,021.50	$3.72	0.73%
Class R	$1,000.00	$1,019.00	$6.26	1.23%
Class R6	$1,000.00	$1,021.80	$3.47	0.68%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. The Example reflects the expenses of both the Fund and the Portfolios.

6

Eaton Vance

Balanced Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investment in Core Bond Portfolio, at value (identified cost, $381,754,050)	$385,214,229

Investment in Stock Portfolio, at value (identified cost, $435,325,828)	574,499,388

Receivable for Fund shares sold	1,967,454

Total assets	$961,681,071

Liabilities

Payable for Fund shares redeemed	$1,118,028

Payable to affiliates:

Administration fee	32,231

Distribution and service fees	275,259

Trustees’ fees	125

Accrued expenses	275,675

Total liabilities	$1,701,318

Net Assets	$959,979,753

Sources of Net Assets

Paid-in capital	$794,138,093

Distributable earnings	165,841,660

Net Assets	$959,979,753

Class A Shares

Net Assets	$353,168,620

Shares Outstanding	35,847,278

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.85

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$10.45

Class C Shares

Net Assets	$236,215,414

Shares Outstanding	23,866,564

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$9.90

Class I Shares

Net Assets	$322,436,454

Shares Outstanding	32,717,322

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.86

Class R Shares

Net Assets	$5,904,608

Shares Outstanding	601,301

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.82

Class R6 Shares

Net Assets	$42,254,657

Shares Outstanding	4,286,797

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.86

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends allocated from Portfolios (net of foreign taxes, $83,379)	$8,622,823

Interest allocated from Portfolios (net of foreign taxes, $4,861)	11,557,642

Expenses allocated from Portfolios	(5,017,588)

Total investment income from Portfolios	$15,162,877

Expenses

Administration fee	$348,170

Distribution and service fees

Class A	851,843

Class B	6,471

Class C	2,234,421

Class R	19,764

Trustees’ fees and expenses	500

Custodian fee	60,382

Transfer and dividend disbursing agent fees	599,028

Legal and accounting services	56,165

Printing and postage	79,935

Registration fees	108,134

Miscellaneous	67,447

Total expenses	$4,432,260

Net investment income	$10,730,617

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —

Investment transactions	$35,514,507

Financial futures contracts	4,933,034

Foreign currency transactions	212

Net realized gain	$40,447,753

Change in unrealized appreciation (depreciation) —

Investments	$130,210,187

Financial futures contracts	(2,236,237)

Foreign currency	1,739

Net change in unrealized appreciation (depreciation)	$127,975,689

Net realized and unrealized gain	$168,423,442

Net increase in net assets from operations	$179,154,059

8	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$10,730,617	$10,753,583

Net realized gain	40,447,753	36,889,139 (1)

Net change in unrealized appreciation (depreciation)	127,975,689	(75,919,790)

Net increase (decrease) in net assets from operations	$179,154,059	$(28,277,068)

Distributions to shareholders —

Class A	$(13,354,072)	$(18,739,469)

Class B	(4,525)	(91,266)

Class C	(7,054,249)	(12,205,962)

Class I	(12,155,136)	(13,826,475)

Class R	(180,605)	(135,021)

Class R6	(1,599,307)	(1,789,678)

Total distributions to shareholders	$(34,347,894)	$(46,787,871)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$53,482,468	$36,195,194

Class B	190	102,651

Class C	33,197,069	32,946,973

Class I	130,863,717	84,683,057

Class R	3,294,963	2,505,931

Class R6	13,926,389	8,927,546

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,267,588	17,050,458

Class B	4,171	75,196

Class C	6,717,511	11,694,047

Class I	10,372,652	12,115,212

Class R	180,605	135,021

Class R6	1,599,307	1,789,678

Cost of shares redeemed

Class A	(85,709,944)	(65,301,961)

Class B	(271,291)	(382,402)

Class C	(44,503,151)	(60,203,295)

Class I	(69,730,525)	(87,201,665)

Class R	(669,135)	(419,113)

Class R6	(7,122,601)	(7,265,449)

Net asset value of shares converted(2)

Class A	20,785,169	1,881,655

Class B	(1,316,238)	(1,881,655)

Class C	(19,468,931)	—

Net increase (decrease) in net assets from Fund share transactions	$57,899,983	$(12,552,921)

Other capital —

Portfolio transaction fee contributed to Stock Portfolio	$(279,711)	$(210,067)

Portfolio transaction fee allocated from Stock Portfolio	264,070	199,641

Net decrease in net assets from other capital	$(15,641)	$(10,426)

Net increase (decrease) in net assets	$202,690,507	$(87,628,286)

Net Assets

At beginning of year	$757,289,246	$844,917,532

At end of year	$959,979,753	$757,289,246

(1)	Includes $1,736,702 of net realized gains from redemptions in-kind.

(2)	Includes the conversion of Class B to Class A shares at the close of business on October 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.280		$9.110		$8.410		$8.190		$8.460

Income (Loss) From Operations

Net investment income(1)	$0.125		$0.132		$0.124		$0.114		$0.088

Net realized and unrealized gain (loss)	1.819		(0.424)		1.003		0.261		0.139

Total income (loss) from operations	$1.944		$(0.292)		$1.127		$0.375		$0.227

Less Distributions

From net investment income	$(0.127)		$(0.146)		$(0.139)		$(0.123)		$(0.116)

From net realized gain	(0.247)		(0.392)		(0.288)		(0.032)		(0.381)

Total distributions	$(0.374)		$(0.538)		$(0.427)		$(0.155)		$(0.497)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)	$—

Net asset value — End of year	$9.850		$8.280		$9.110		$8.410		$8.190

Total Return(3)	23.63%		(3.43	)%(4)	13.53	%(4)	4.60	%(4)	2.65	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$353,169		$294,742		$333,860		$374,579		$293,994

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.98%		0.98	%(4)	0.98	%(4)	0.98	%(4)	1.05	%(4)

Net investment income	1.34%		1.45%		1.41%		1.38%		1.05%

Portfolio Turnover of the Fund(7)	12%		7%		4%		11%		2%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to 0.03%, 0.01%, 0.03% and less than 0.005% of average daily net assets for the years ended December 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

10	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.310		$9.140		$8.440		$8.220		$8.500

Income (Loss) From Operations

Net investment income(1)	$0.055		$0.064		$0.058		$0.052		$0.026

Net realized and unrealized gain (loss)	1.837		(0.426)		1.001		0.266		0.138

Total income (loss) from operations	$1.892		$(0.362)		$1.059		$0.318		$0.164

Less Distributions

From net investment income	$(0.055)		$(0.076)		$(0.071)		$(0.066)		$(0.063)

From net realized gain	(0.247)		(0.392)		(0.288)		(0.032)		(0.381)

Total distributions	$(0.302)		$(0.468)		$(0.359)		$(0.098)		$(0.444)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)	$—

Net asset value — End of year	$9.900		$8.310		$9.140		$8.440		$8.220

Total Return(3)	22.71%		(4.03	)%(4)	12.63	%(4)	3.88	%(4)	1.86	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$236,215		$221,669		$258,844		$254,656		$137,051

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	1.73%		1.73	%(4)	1.73	%(4)	1.73	%(4)	1.80	%(4)

Net investment income	0.59%		0.70%		0.65%		0.63%		0.30%

Portfolio Turnover of the Fund(7)	12%		7%		4%		11%		2%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to 0.03%, 0.01%, 0.03% and less than 0.005% of average daily net assets for the years ended December 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

11	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019		2018		2017		2016		2015

Net asset value — Beginning of year	$8.280		$9.110		$8.410		$8.190		$8.460

Income (Loss) From Operations

Net investment income(1)	$0.149		$0.156		$0.147		$0.137		$0.109

Net realized and unrealized gain (loss)	1.830		(0.425)		1.002		0.258		0.138

Total income (loss) from operations	$1.979		$(0.269)		$1.149		$0.395		$0.247

Less Distributions

From net investment income	$(0.152)		$(0.169)		$(0.161)		$(0.143)		$(0.136)

From net realized gain	(0.247)		(0.392)		(0.288)		(0.032)		(0.381)

Total distributions	$(0.399)		$(0.561)		$(0.449)		$(0.175)		$(0.517)

Portfolio transaction fee, net(1)	$(0.000	)(2)	$(0.000	)(2)	$0.000	(2)	$(0.000	)(2)	$—

Net asset value — End of year	$9.860		$8.280		$9.110		$8.410		$8.190

Total Return(3)	24.07%		(3.19	)%(4)	13.81	%(4)	4.86	%(4)	2.88	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$322,436		$208,740		$220,522		$211,211		$78,055

Ratios (as a percentage of average daily net assets):(5)

Expenses(6)	0.73%		0.73	%(4)	0.73	%(4)	0.73	%(4)	0.80	%(4)

Net investment income	1.59%		1.70%		1.66%		1.63%		1.29%

Portfolio Turnover of the Fund(7)	12%		7%		4%		11%		2%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005 or $(0.0005), as applicable.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The administrator of the Fund reimbursed certain operating expenses (equal to 0.03%, 0.01%, 0.03% and less than 0.005% of average daily net assets for the years ended December 31, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

12	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Financial Highlights — continued

	Class R

	Year Ended December 31,						Period Ended December 31, 2016(1)
	2019		2018		2017

Net asset value — Beginning of period	$8.260		$9.090		$8.400		$8.290

Income (Loss) From Operations

Net investment income(2)	$0.102		$0.115		$0.104		$0.075

Net realized and unrealized gain (loss)	1.812		(0.423)		0.996		0.152

Total income (loss) from operations	$1.914		$(0.308)		$1.100		$0.227

Less Distributions

From net investment income	$(0.107)		$(0.130)		$(0.122)		$(0.085)

From net realized gain	(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.354)		$(0.522)		$(0.410)		$(0.117)

Portfolio transaction fee, net(2)	$(0.000	)(3)	$(0.000	)(3)	$0.000	(3)	$(0.000	)(3)

Net asset value — End of period	$9.820		$8.260		$9.090		$8.400

Total Return(4)	23.31%		(3.61	)%(5)	13.22	%(5)	2.73	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,905		$2,514		$561		$178

Ratios (as a percentage of average daily net assets):(7)

Expenses(8)	1.23%		1.23	%(5)	1.23	%(5)	1.23	%(5)(9)

Net investment income	1.08%		1.27%		1.17%		1.33	%(9)

Portfolio Turnover of the Fund(10)	12%		7%		4%		11	%(11)

(1)	For the period from commencement of operations on May 2, 2016 to December 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005 or $(0.0005), as applicable.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(9)	Annualized.

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the Fund’s year ended December 31, 2016.

13	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended December 31,						Period Ended December 31, 2016(1)
	2019		2018		2017

Net asset value — Beginning of period	$8.280		$9.110		$8.420		$8.300

Income (Loss) From Operations

Net investment income(2)	$0.153		$0.160		$0.146		$0.088

Net realized and unrealized gain (loss)	1.829		(0.423)		0.999		0.170

Total income (loss) from operations	$1.982		$(0.263)		$1.145		$0.258

Less Distributions

From net investment income	$(0.155)		$(0.175)		$(0.167)		$(0.106)

From net realized gain	(0.247)		(0.392)		(0.288)		(0.032)

Total distributions	$(0.402)		$(0.567)		$(0.455)		$(0.138)

Portfolio transaction fee, net(2)	$(0.000	)(3)	$(0.000	)(3)	$0.000	(3)	$(0.000	)(3)

Net asset value — End of period	$9.860		$8.280		$9.110		$8.420

Total Return(4)	24.11%		(3.13	)%(5)	13.75	%(5)	3.11	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$42,255		$28,215		$27,492		$7

Ratios (as a percentage of average daily net assets):(7)

Expenses(8)	0.68%		0.69	%(5)	0.69	%(5)	0.69	%(5)(9)

Net investment income	1.63%		1.74%		1.62%		1.58	%(9)

Portfolio Turnover of the Fund(10)	12%		7%		4%		11	%(11)

(1)	For the period from commencement of operations on May 2, 2016 to December 31, 2016.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005 or $(0.0005), as applicable.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)

The administrator of the Fund reimbursed certain operating expenses (equal to 0.03%, 0.01% and 0.03% of average daily net assets for the years ended December 31, 2018 and 2017 and the period ended December 31, 2016, respectively). Absent this reimbursement, total return would be lower.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(9)	Annualized.

(10)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(11)	For the Fund’s year ended December 31, 2016.

14	See Notes to Financial Statements.

Eaton Vance

Balanced Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on October 15, 2019, Class B shares were converted into Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide current income and long-term growth of capital. The Fund currently pursues its objective by investing all of its investable assets in interests in two portfolios managed by Eaton Vance Management (EVM) or its affiliates (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in their net assets. The Fund’s proportionate interest in each of the Portfolio’s net assets at December 31, 2019 were as follows: Core Bond Portfolio (65.2%) and Stock Portfolio (84.0%). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Stock Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of Core Bond Portfolio’s financial statements is available by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commission’s website at www.sec.gov.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by Stock Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Core Bond Portfolio.

Additional valuation policies for Core Bond Portfolio (the Portfolio) are as follows:

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

15

Eaton Vance

Balanced Fund

December 31, 2019

Notes to Financial Statements — continued

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$14,517,243	$21,180,027

Long-term capital gains	$19,830,651	$25,607,844

During the year ended December 31, 2019, distributable earnings was decreased by $2,648,018 and paid-in capital was increased by $2,648,018 due to the Fund’s use of equalization accounting and differences between book and tax accounting for the Fund’s investment in the Portfolios. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,372,755

Undistributed long-term capital gains	$8,170,886

Net unrealized appreciation	$155,298,019

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. Pursuant to an investment advisory agreement effective October 18, 2018, between the Fund and EVM, the investment adviser fee is computed on investable Fund assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser (“Investable Assets”) at the following annual rates: for equity securities — 0.600% up to $500 million and 0.575% from $500 million up to $1 billion of the Fund’s average daily net Investable Assets and at reduced rates when average daily net Investable Assets are $1 billion or more; and for income securities and cash — 0.450% up to $1 billion of the Fund’s average daily net Investable Assets, and at reduced rates when average daily net Investable Assets are $1 billion or more. For the year ended December 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fees. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements. For the year ended December 31, 2019, the Fund’s allocated portion of investment adviser fees paid by the Portfolios amounted to $4,675,881 or 0.54% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.04% of the Fund’s average daily net assets. For the year ended December 31, 2019, the administration fee amounted to $348,170. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.98%, 1.73%, 0.73%, 1.23% and 0.69% of the Fund’s average daily net assets for Class A, Class C, Class I, Class R and Class R6, respectively, and prior to October 16, 2019,

16

Eaton Vance

Balanced Fund

December 31, 2019

Notes to Financial Statements — continued

1.73% of the Fund’s average daily net assets for Class B. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, no operating expenses were allocated to EVM for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $85,734 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, received $108,355 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund and the Portfolios who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $851,843 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan), Class R shares (Class R Plan) and prior to October 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $4,853 and $1,675,816 for Class B and Class C shares, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2019, the Fund paid or accrued to EVD $9,882 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $1,618, $558,605 and $9,882 for Class B, Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to October 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $300 and $13,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended December 31, 2019, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Core Bond Portfolio	$63,837,970	$40,988,338

Stock Portfolio	58,144,295	63,803,707

17

Eaton Vance

Balanced Fund

December 31, 2019

Notes to Financial Statements — continued

In addition, a Portfolio transaction fee is imposed by Stock Portfolio on the combined daily inflows or outflows of the Fund and Stock Portfolio’s other investors as more fully described at Note 1H of Stock Portfolio’s financial statements included herein. Such fee is allocated to the Fund based on its pro-rata interest in Stock Portfolio. The amount of the Portfolio transaction fee imposed on the Fund, if any, and the allocation of such fee are presented as Other capital on the Statements of Changes in Net Assets.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	5,704,561	3,974,276

Issued to shareholders electing to receive payments of distributions in Fund shares	1,274,423	1,955,621

Redemptions	(9,108,143)	(7,190,686)

Converted from Class B shares	146,241	206,017

Converted from Class C shares	2,227,942	—

Net increase (decrease)	245,024	(1,054,772)

	Year Ended December 31,
Class B	2019(1)	2018

Sales	21	11,130

Issued to shareholders electing to receive payments of distributions in Fund shares	447	8,605

Redemptions	(29,604)	(43,085)

Converted to Class A shares	(140,376)	(205,611)

Net decrease	(169,512)	(228,961)

	Year Ended December 31,
Class C	2019	2018

Sales	3,509,184	3,593,719

Issued to shareholders electing to receive payments of distributions in Fund shares	691,129	1,343,199

Redemptions	(4,767,786)	(6,583,869)

Converted to Class A shares	(2,225,270)	—

Net decrease	(2,792,743)	(1,646,951)

	Year Ended December 31,
Class I	2019	2018

Sales	13,916,289	9,218,867

Issued to shareholders electing to receive payments of distributions in Fund shares	1,076,617	1,387,914

Redemptions	(7,480,042)	(9,606,842)

Net increase	7,512,864	999,939

18

Eaton Vance

Balanced Fund

December 31, 2019

Notes to Financial Statements — continued

	Year Ended December 31,
Class R	2019	2018

Sales	348,702	273,640

Issued to shareholders electing to receive payments of distributions in Fund shares	18,726	15,680

Redemptions	(70,599)	(46,563)

Net increase	296,829	242,757

	Year Ended December 31,
Class R6	2019	2018

Sales	1,459,105	978,178

Issued to shareholders electing to receive payments of distributions in Fund shares	166,020	205,202

Redemptions	(745,068)	(793,374)

Net increase	880,057	390,006

(1)	At the close of business on October 15, 2019, Class B shares were converted into Class A and Class B was terminated.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At December 31, 2019 and December 31, 2018, the Fund’s investment in Core Bond Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, and in Stock Portfolio were valued based on Level 1 inputs.

19

Eaton Vance

Balanced Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Balanced Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Balanced Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Business Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $319,995, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $8,017,117, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 35.45% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $25,909,849 or, if subsequently determined to be different, the net capital gain of such year.

21

Stock Portfolio

December 31, 2019

Portfolio of Investments

Common Stocks — 99.0%
Security	Shares	Value

Aerospace & Defense — 1.1%

Hexcel Corp.	103,500	$7,587,585

		$7,587,585

Banks — 6.3%

Bank of America Corp.	451,440	$15,899,717

JPMorgan Chase & Co.	111,420	15,531,948

PNC Financial Services Group, Inc. (The)	72,340	11,547,634

		$42,979,299

Beverages — 2.6%

PepsiCo, Inc.	132,800	$18,149,776

		$18,149,776

Capital Markets — 1.0%

Tradeweb Markets, Inc., Class A	148,739	$6,894,053

		$6,894,053

Chemicals — 0.6%

Ecolab, Inc.	21,100	$4,072,089

		$4,072,089

Commercial Services & Supplies — 1.3%

Waste Management, Inc.	77,882	$8,875,433

		$8,875,433

Communications Equipment — 1.3%

Cisco Systems, Inc.	189,800	$9,102,808

		$9,102,808

Consumer Finance — 1.4%

American Express Co.	75,960	$9,456,260

		$9,456,260

Diversified Telecommunication Services — 2.0%

Verizon Communications, Inc.	220,190	$13,519,666

		$13,519,666

Electric Utilities — 1.3%

NextEra Energy, Inc.	35,596	$8,619,927

		$8,619,927

Security	Shares	Value

Electrical Equipment — 3.0%

AMETEK, Inc.	123,600	$12,327,864

Emerson Electric Co.	111,842	8,529,071

		$20,856,935

Electronic Equipment, Instruments & Components — 0.5%

Zebra Technologies Corp., Class A(1)	14,700	$3,754,968

		$3,754,968

Entertainment — 2.0%

Walt Disney Co. (The)	92,826	$13,425,424

		$13,425,424

Equity Real Estate Investment Trusts (REITs) — 2.9%

American Tower Corp.	55,300	$12,709,046

AvalonBay Communities, Inc.	33,780	7,083,666

		$19,792,712

Food Products — 2.3%

Mondelez International, Inc., Class A	286,920	$15,803,554

		$15,803,554

Health Care Equipment & Supplies — 4.4%

Abbott Laboratories	83,200	$7,226,752

Boston Scientific Corp.(1)	186,620	8,438,956

Danaher Corp.	95,566	14,667,470

		$30,333,178

Health Care Providers & Services — 2.5%

Anthem, Inc.	55,960	$16,901,599

		$16,901,599

Household Products — 1.5%

Kimberly-Clark Corp.	73,900	$10,164,945

		$10,164,945

Insurance — 4.6%

American International Group, Inc.	199,740	$10,252,654

Assurant, Inc.	42,100	5,518,468

First American Financial Corp.	107,372	6,261,935

Progressive Corp. (The)	132,000	9,555,480

		$31,588,537

22	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Interactive Media & Services — 6.9%

Alphabet, Inc., Class C(1)	23,329	$31,191,340

Facebook, Inc., Class A(1)	78,544	16,121,156

		$47,312,496

Internet & Direct Marketing Retail — 3.5%

Amazon.com, Inc.(1)	12,822	$23,693,005

		$23,693,005

IT Services — 7.5%

Cognizant Technology Solutions Corp., Class A	160,512	$9,954,954

Fidelity National Information Services, Inc.	102,300	14,228,907

PayPal Holdings, Inc.(1)	78,100	8,448,077

Visa, Inc., Class A	98,100	18,432,990

		$51,064,928

Life Sciences Tools & Services — 2.1%

Thermo Fisher Scientific, Inc.	43,300	$14,066,871

		$14,066,871

Machinery — 2.2%

Gardner Denver Holdings, Inc.(1)	220,920	$8,103,346

Stanley Black & Decker, Inc.	41,200	6,828,488

		$14,931,834

Metals & Mining — 2.0%

Steel Dynamics, Inc.	402,700	$13,707,908

		$13,707,908

Multi-Utilities — 2.1%

CMS Energy Corp.	106,300	$6,679,892

Sempra Energy	52,942	8,019,654

		$14,699,546

Oil, Gas & Consumable Fuels — 4.5%

ConocoPhillips	102,086	$6,638,653

EOG Resources, Inc.	61,500	5,151,240

Exxon Mobil Corp.	157,044	10,958,530

Phillips 66	69,425	7,734,639

		$30,483,062

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	233,100	$14,962,689

Catalent, Inc.(1)	97,700	5,500,510

Security	Shares	Value

Pharmaceuticals (continued)

GlaxoSmithKline PLC ADR	73,300	$3,444,367

Merck & Co., Inc.	140,400	12,769,380

		$36,676,946

Road & Rail — 0.9%

CSX Corp.	85,700	$6,201,252

		$6,201,252

Semiconductors & Semiconductor Equipment — 3.2%

ASML Holding NV - NY Shares	11,800	$3,492,092

Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,123	8,199,246

Texas Instruments, Inc.	78,579	10,080,900

		$21,772,238

Software — 6.8%

Adobe, Inc.(1)	22,978	$7,578,374

Intuit, Inc.	17,536	4,593,205

Microsoft Corp.	215,720	34,019,044

		$46,190,623

Specialty Retail — 5.4%

Home Depot, Inc. (The)	55,188	$12,051,955

Lowe’s Cos., Inc.	136,306	16,324,007

TJX Cos., Inc. (The)	139,940	8,544,736

		$36,920,698

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc.	91,797	$26,956,189

		$26,956,189

Total Common Stocks (identified cost $500,493,335)		$676,556,344

Rights — 0.1%
Security	Shares	Value

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(1)	320,300	$964,103

Total Rights (identified cost $679,120)		$964,103

23	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	5,512,026	$5,512,026

Total Short-Term Investments (identified cost $5,511,762)		$5,512,026

Total Investments — 99.9% (identified cost $506,684,217)		$683,032,473

Other Assets, Less Liabilities — 0.1%		$515,045

Net Assets — 100.0%		$683,547,518

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Abbreviations:

ADR	—	American Depositary Receipt

CVR	—	Contingent Value Rights

24	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $501,172,455)	$677,520,447

Affiliated investment, at value (identified cost, $5,511,762)	5,512,026

Foreign currency, at value (identified cost, $16,206)	16,204

Dividends receivable	823,919

Dividends receivable from affiliated investment	9,135

Tax reclaims receivable	157,340

Total assets	$684,039,071

Liabilities

Payable to affiliates:

Investment adviser fee	$338,988

Trustees’ fees	7,953

Accrued expenses	144,612

Total liabilities	$491,553

Net Assets applicable to investors’ interest in Portfolio	$683,547,518

25	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $99,328)	$10,052,771

Dividends from affiliated investment	63,749

Total investment income	$10,116,520

Expenses

Investment adviser fee	$3,702,875

Trustees’ fees and expenses	23,862

Custodian fee	142,399

Legal and accounting services	50,091

Miscellaneous	24,691

Total expenses	$3,943,918

Net investment income	$6,172,602

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$37,237,059

Investment transactions — affiliated investment	(377)

Foreign currency transactions	253

Net realized gain	$37,236,935

Change in unrealized appreciation (depreciation) —

Investments	$139,851,452

Investments — affiliated investment	262

Foreign currency	2,081

Net change in unrealized appreciation (depreciation)	$139,853,795

Net realized and unrealized gain	$177,090,730

Net increase in net assets from operations	$183,263,332

26	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$6,172,602	$7,128,802

Net realized gain	37,236,935	50,384,018 (1)

Net change in unrealized appreciation (depreciation)	139,853,795	(84,773,096)

Net increase (decrease) in net assets from operations	$183,263,332	$(27,260,276)

Capital transactions —

Contributions	$63,196,014	$19,957,986

Withdrawals	(79,842,250)	(123,729,807)

Portfolio transaction fee	315,199	242,333

Net decrease in net assets from capital transactions	$(16,331,037)	$(103,529,488)

Net increase (decrease) in net assets	$166,932,295	$(130,789,764)

Net Assets

At beginning of year	$516,615,223	$647,404,987

At end of year	$683,547,518	$516,615,223

(1)	Includes $2,091,763 of net realized gains from redemptions in-kind.

27	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.63%	0.64%	0.64%	0.65%	0.70%

Net investment income	0.99%	1.14%	1.38%	1.60%	1.16%

Portfolio Turnover	55%	90%	101%	118%	96%

Total Return	35.47%	(5.57)%	20.31%	7.14%	4.88%

Net assets, end of year (000’s omitted)	$683,548	$516,615	$647,405	$640,973	$395,492

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

28	See Notes to Financial Statements.

Stock Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Stock Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Stock Fund, Eaton Vance Stock NextShares and Eaton Vance Balanced Fund held an interest of 14.9%, 1.0% and 84.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by
Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in

29

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Capital Transactions — To seek to protect the Portfolio (and, indirectly, other investors in the Portfolio) against the costs of accommodating investor inflows and outflows, the Portfolio imposes a fee (“Portfolio transaction fee”) on inflows and outflows by Portfolio investors. The Portfolio transaction fee is sized to cover the estimated cost to the Portfolio of, in connection with issuing interests, converting the cash and/or other instruments it receives to the desired composition and, in connection with redeeming its interests, converting Portfolio holdings to cash and/or other instruments to be distributed. Such fee, which may vary over time, is limited to amounts that have been authorized by the Board of Trustees and determined by EVM to be appropriate. The maximum Portfolio transaction fee is 2% of the amount of net contributions or withdrawals. The Portfolio transaction fee is recorded as a component of capital transactions on the Statements of Changes in Net Assets.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $500 million and 0.575% from $500 million but less than $1 billion, and is payable monthly. On net assets of $1 billion or over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2019, the Portfolio’s investment adviser fee amounted to $3,702,875 or 0.59% of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $339,548,841 and $353,500,921, respectively, for the year ended December 31, 2019.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$507,636,901

Gross unrealized appreciation	$177,139,783

Gross unrealized depreciation	(1,744,211)

Net unrealized appreciation	$175,395,572

30

Stock Portfolio

December 31, 2019

Notes to Financial Statements — continued

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

6  Investments in Affiliated Funds

At December 31, 2019, the value of the Portfolio’s investment in affiliated funds was $5,512,026, which represents 0.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period
Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$46,118	$106,004,358	$(100,538,335)	$(377)	$262	$5,512,026	$63,749	5,512,026

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$676,556,344	*	$—	$—	$676,556,344

Rights	964,103		—	—	964,103

Short-Term Investments	—		5,512,026	—	5,512,026

Total Investments	$677,520,447		$5,512,026	$—	$683,032,473

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

31

Stock Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Stock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Stock Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

32

Eaton Vance

Balanced Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust), Core Bond Portfolio (CBP) and Stock Portfolio (SP) (the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Balanced Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust and of CBP	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Edward J. Perkin 1972	President of SP	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

34

Eaton Vance

Balanced Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolios	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser of Core Bond Portfolio and Stock Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Balanced Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

162    12.31.19

Eaton Vance

Core Bond Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Core Bond Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	15 and 35

Federal Tax Information	16

Management and Organization	36

Important Notices	39

Eaton Vance

Core Bond Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended December 31, 2019 marked a dramatic turnaround in fixed-income markets from the prior year as the rising interest rate environment of 2018 gave way to a falling interest-rate climate against the backdrop of multiple domestic and international uncertainties.

After a bond rally at the end of 2018 sparked by the U.S. Federal Reserve (the Fed) lowering the number of rate increases projected for 2019, the first two months of 2019 were relatively quiet for bonds. Downward pressure on interest rates and upward pressure on bond prices resumed in March 2019 and continued through most of the period propelled by lower-than-desired inflation, low European interest rates, and an on-again/off-again U.S.-China trade conflict. These factors fueled investor concerns about both U.S. and global growth potential.

After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%- 2.25% on July 31— its first reduction in over a decade — followed by two more quarter-point interest-rate drops in September and October to a range of 1.50%-1.75%. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.

Late in the year, economic data suggested that international policymaker efforts to bolster their respective economies were starting to pay off. Although U.S. manufacturing activity remained weak, the services sector of the economy — nearly 90% of GDP — continued to expand and holiday retail sales grew at a solid pace.

Adding to economic optimism, the U.S. and China announced a so-called “phase-one” trade agreement on December 13. Days later, British lawmakers endorsed Prime Minister Johnson’s plan for the U.K.’s departure from the European Union, lowering fears of a “no-deal exit” scenario.

As a whole, the period was marked by strong performance across U.S. bond markets. The Bloomberg Barclays U.S. Aggregate Bond Index,2 a broad measure of the U.S. bond market, returned 8.72%. The Bloomberg Barclays U.S. Corporate Bond Index, a measure of U.S. corporate investment-grade bonds, finished 2019 with a 14.54% return — its best calendar-year performance since 2009. High yield fixed-income securities also performed well with the ICE BofAML U.S. High Yield Index returning 14.41% during the period ended December 31, 2019.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Core Bond Fund (the Fund) returned 9.00% for Class A shares at net asset value (NAV), outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which returned 8.72%.

The Fund’s sector positioning overall was a strong contributor to performance relative to the Index during the period. An underweight allocation to U.S. Treasurys and an overweight allocation to investment-grade corporate bonds were particularly beneficial. Out-of-Index allocations to high yield securities and bank loans further enhanced performance.

The Fund’s yield-curve6 positioning also contributed to returns relative to the Index.

Security selection overall within the Fund was also a positive contributor. Selections within investment-grade corporate bonds, mortgage-backed securities, and commercial mortgage- backed securities were especially beneficial.

The Fund’s shorter-than-Index duration was a leading detractor from relative returns as short-term interest rates declined during the period. Duration is a measure of the expected change in the price of a bond — in percentage terms — given a one-percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest-rate changes.

Overweight allocations to asset-backed securities and out-of- Index allocations to U.S. Treasury Inflation-Protected Securities detracted from relative performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Core Bond Fund

December 31, 2019

Performance2,3

Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/05/2009	03/07/2000	9.00%	2.89%	3.70%
Class A with 4.75% Maximum Sales Charge	—	—	3.86	1.89	3.20
Class I at NAV	03/21/2007	03/07/2000	9.29	3.15	3.94
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	8.72%	3.05%	3.74%

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				0.85%	0.60%
Net				0.74	0.49

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	12/31/2009	$368,054	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Core Bond Fund

December 31, 2019

Fund Profile5

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Core Bond Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Bloomberg Barclays U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. ICE BofAML U.S. High Yield Index is an unmanaged index of below-investment grade U.S. corporate bonds. ICE® BofAML® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]

Yield curve is a graphical representation of the yields offered by bonds of various maturities. The yield curve flattens when long-term interest rates fall and/or short-term interest rates increase, and the yield curve steepens when long-term interest rates increase and/or short-term interest rates fall.

Fund profile subject to change due to active management.

5

Eaton Vance

Core Bond Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,024.20	$3.78	**	0.74%
Class I	$1,000.00	$1,024.50	$2.50	**	0.49%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,021.50	$3.77	**	0.74%
Class I	$1,000.00	$1,022.70	$2.50	**	0.49%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

6

Eaton Vance

Core Bond Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investment in Core Bond Portfolio, at value (identified cost, $200,885,531)	$205,175,362

Receivable for Fund shares sold	883,157

Receivable from affiliate	11,176

Total assets	$206,069,695

Liabilities

Payable for Fund shares redeemed	$173,055

Distributions payable	3,370

Payable to affiliates:

Distribution and service fees	6,009

Trustees’ fees	125

Accrued expenses	59,239

Total liabilities	$241,798

Net Assets	$205,827,897

Sources of Net Assets

Paid-in capital	$202,928,421

Distributable earnings	2,899,476

Total	$205,827,897

Class A Shares

Net Assets	$28,309,276

Shares Outstanding	2,828,670

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$10.01

Maximum Offering Price Per Share

(100 ÷ 95.25 of net asset value per share)	$10.51

Class I Shares

Net Assets	$177,518,621

Shares Outstanding	17,763,408

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$9.99
On sales of $50,000 or more, the offering price of Class A shares is reduced.

7	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Interest allocated from Portfolio	$6,330,601

Dividends allocated from Portfolio	73,986

Expenses allocated from Portfolio	(935,026)

Total investment income from Portfolio	$5,469,561

Expenses

Distribution and service fees

Class A	$73,523

Trustees’ fees and expenses	500

Custodian fee	23,302

Transfer and dividend disbursing agent fees	57,237

Legal and accounting services	27,500

Printing and postage	21,162

Registration fees	47,924

Miscellaneous	10,372

Total expenses	$261,520

Deduct —

Allocation of expenses to affiliate	$187,986

Total expense reductions	$187,986

Net expenses	$73,534

Net investment income	$5,396,027

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$2,061,804

Financial futures contracts	2,697,858

Net realized gain	$4,759,662

Change in unrealized appreciation (depreciation) —

Investments	$7,280,224

Financial futures contracts	(1,328,084)

Net change in unrealized appreciation (depreciation)	$5,952,140

Net realized and unrealized gain	$10,711,802

Net increase in net assets from operations	$16,107,829

8	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$5,396,027	$5,040,012

Net realized gain (loss)	4,759,662	(2,479,961)

Net change in unrealized appreciation (depreciation)	5,952,140	(3,209,441)

Net increase (decrease) in net assets from operations	$16,107,829	$(649,390)

Distributions to shareholders —

Class A	$(963,106)	$(955,400)

Class I	(5,772,342)	(4,523,043)

Total distributions to shareholders	$(6,735,448)	$(5,478,443)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$12,358,118	$17,879,570

Class I	108,295,651	59,409,118

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	923,776	919,296

Class I	5,760,672	4,324,343

Cost of shares redeemed

Class A	(11,648,518)	(26,440,216)

Class I	(93,611,358)	(40,364,801)

Net increase in net assets from Fund share transactions	$22,078,341	$15,727,310

Net increase in net assets	$31,450,722	$9,599,477

Net Assets

At beginning of year	$174,377,175	$164,777,698

At end of year	$205,827,897	$174,377,175

9	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.490	$9.840	$9.690	$9.690	$9.980

Income (Loss) From Operations

Net investment income(1)	$0.260	$0.273	$0.217	$0.168	$0.173

Net realized and unrealized gain (loss)	0.587	(0.338)	0.187	0.075	(0.201)

Total income (loss) from operations	$0.847	$(0.065)	$0.404	$0.243	$(0.028)

Less Distributions

From net investment income	$(0.278)	$(0.285)	$(0.254)	$(0.243)	$(0.258)

From net realized gain	(0.049)	—	—	—	(0.004)

Total distributions	$(0.327)	$(0.285)	$(0.254)	$(0.243)	$(0.262)

Net asset value — End of year	$10.010	$9.490	$9.840	$9.690	$9.690

Total Return(2)(3)	9.00%	(0.64)%	4.20%	2.48%	(0.31)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,309	$25,158	$34,064	$37,290	$34,501

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.74%	0.74%	0.75%	0.75%	0.75%

Net investment income	2.63%	2.85%	2.21%	1.69%	1.75%

Portfolio Turnover of the Portfolio	89%	65%	123%	132%	159%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.11%, 0.11%, 0.11%, 0.11% and 0.21% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018	2017	2016	2015

Net asset value — Beginning of year	$9.470	$9.830	$9.680	$9.680	$9.960

Income (Loss) From Operations

Net investment income(1)	$0.283	$0.282	$0.241	$0.193	$0.199

Net realized and unrealized gain (loss)	0.588	(0.333)	0.187	0.074	(0.193)

Total income (loss) from operations	$0.871	$(0.051)	$0.428	$0.267	$0.006

Less Distributions

From net investment income	$(0.302)	$(0.309)	$(0.278)	$(0.267)	$(0.282)

From net realized gain	(0.049)	—	—	—	(0.004)

Total distributions	$(0.351)	$(0.309)	$(0.278)	$(0.267)	$(0.286)

Net asset value — End of year	$9.990	$9.470	$9.830	$9.680	$9.680

Total Return(2)(3)	9.29%	(0.50)%	4.47%	2.73%	0.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$177,519	$149,220	$130,714	$115,294	$55,607

Ratios (as a percentage of average daily net assets):(4)

Expenses(3)(5)	0.49%	0.49%	0.50%	0.50%	0.50%

Net investment income	2.87%	2.95%	2.46%	1.95%	2.01%

Portfolio Turnover of the Portfolio	89%	65%	123%	132%	159%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser of the Portfolio and/or the administrator reimbursed certain operating expenses (equal to 0.11%, 0.11%, 0.11%, 0.11% and 0.21% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Core Bond Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Core Bond Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Core Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (34.8% at December 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

2  Distributions to Shareholders and Income Tax Information

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance

Core Bond Fund

December 31, 2019

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$6,671,580	$5,478,443

Long-term capital gains	$63,868	$—

During the year ended December 31, 2019, distributable earnings was decreased by $75,562 and paid-in capital was increased by $75,562 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Post October capital losses	$(74,983)

Net unrealized appreciation	$2,977,829

Distributions payable	$(3,370)

At December 31, 2019, the Fund had a net capital loss of $74,983 attributable to security transactions incurred after October 31, 2019 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2020.

3  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 0.74% and 0.49% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, EVM was allocated $187,986 of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $4,880 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,189 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $73,523 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

13

Eaton Vance

Core Bond Fund

December 31, 2019

Notes to Financial Statements — continued

6  Investment Transactions

For the year ended December 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $92,552,895 and $77,414,204, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	1,260,246	1,867,429

Issued to shareholders electing to receive payments of distributions in Fund shares	93,092	96,166

Redemptions	(1,176,422)	(2,774,477)

Net increase (decrease)	176,916	(810,882)

	Year Ended December 31,
Class I	2019	2018

Sales	10,946,987	6,221,419

Issued to shareholders electing to receive payments of distributions in Fund shares	581,278	453,570

Redemptions	(9,515,425)	(4,226,204)

Net increase	2,012,840	2,448,785

At December 31, 2019, donor advised and pooled income funds (established and maintained by a public charity) managed by EVM and an Eaton Vance collective investment trust owned in the aggregate 51.6% of the value of the outstanding shares of the Fund.

14

Eaton Vance

Core Bond Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Core Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Core Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

15

Eaton Vance

Core Bond Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $63,868 or, if subsequently determined to be different, the net capital gain of such year.

16

Core Bond Portfolio

December 31, 2019

Portfolio of Investments

Corporate Bonds & Notes — 32.6%
Security	Principal Amount (000’s omitted)	Value

Aerospace & Defense — 0.3%

Azul Investments LLP, 5.875%, 10/26/24(1)	$625	$649,953

WestJet Airlines, Ltd., 3.50%, 6/16/21(1)	985	1,000,852

		$1,650,805

Automotive — 1.9%

Ford Motor Credit Co., LLC, 2.853%, (3 mo. USD LIBOR + 0.81%), 4/5/21(2)	$705	$701,885

Ford Motor Credit Co., LLC, 2.881%, (3 mo. USD LIBOR + 0.88%), 10/12/21(2)	1,566	1,552,993

Ford Motor Credit Co., LLC, 2.979%, 8/3/22	2,203	2,206,047

Ford Motor Credit Co., LLC, 4.140%, 2/15/23	300	308,662

General Motors Co., 4.20%, 10/1/27	2,383	2,491,538

General Motors Co., 5.40%, 4/1/48	1,563	1,617,078

General Motors Financial Co., Inc., 2.862%, (3 mo. USD LIBOR + 0.85%), 4/9/21(2)	805	806,778

General Motors Financial Co., Inc., 3.033%, (3 mo. USD LIBOR + 0.99%), 1/5/23(2)	1,110	1,104,044

General Motors Financial Co., Inc., 3.50%, 11/7/24	453	466,778

		$11,255,803

Banks — 11.3%

Alliance Data Systems Corp., 4.75%, 12/15/24(1)	$1,337	$1,337,000

Banco Safra SA, 4.125%, 2/8/23(1)	1,210	1,243,789

Bank of America Corp., 2.314%, (3 mo. USD LIBOR + 0.38%), 1/23/22(2)	2,207	2,209,940

Bank of America Corp., 2.881% to 4/24/22, 4/24/23(3)	1,425	1,450,281

Bank of America Corp., 3.124% to 1/20/22, 1/20/23(3)	2,420	2,468,689

Bank of America Corp., 3.30%, 1/11/23	1,237	1,279,339

Bank of America Corp., 3.499% to 5/17/21, 5/17/22(3)	1,005	1,025,160

Bank of America Corp., 3.55% to 3/5/23, 3/5/24(3)	2,400	2,491,982

Bank of America Corp., 3.593% to 7/21/27, 7/21/28(3)	5,030	5,330,194

Bank of America Corp., 3.974% to 2/7/29, 2/7/30(3)	807	887,203

Barclays PLC, 4.836%, 5/9/28	1,610	1,735,661

Capital One Bank (USA), N.A., 3.375%, 2/15/23	892	921,613

Capital One Financial Corp., 2.656%, (3 mo. USD LIBOR + 0.72%), 1/30/23(2)	2,300	2,303,684

Capital One Financial Corp., 3.30%, 10/30/24	3,227	3,359,975

Capital One Financial Corp., 3.75%, 4/24/24	700	737,091

Citigroup, Inc., 2.976% to 11/5/29, 11/5/30(3)	1,748	1,774,766

Citigroup, Inc., 3.142% to 1/24/22, 1/24/23(3)	1,302	1,329,040

Citigroup, Inc., 3.668% to 7/24/27, 7/24/28(3)	1,685	1,795,632

Citigroup, Inc., 3.70%, 1/12/26	1,000	1,066,263

Citigroup, Inc., 3.887% to 1/10/27, 1/10/28(3)	909	979,190

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Citigroup, Inc., 4.075% to 4/23/28, 4/23/29(3)	$1,855	$2,032,534

Citizens Financial Group, Inc., 4.30%, 12/3/25	1,399	1,503,146

Commonwealth Bank of Australia, 2.50%, 9/18/22(1)	1,050	1,063,789

Commonwealth Bank of Australia, 3.61% to 9/12/29, 9/12/34(1)(3)	982	987,610

Deutsche Bank AG, 3.192%, (3 mo. USD LIBOR + 1.29%), 2/4/21(2)	2,450	2,454,475

Discover Bank, 4.682% to 8/9/23, 8/9/28(3)	1,200	1,255,080

Discover Financial Services, 3.95%, 11/6/24	490	520,169

Goldman Sachs Group, Inc. (The), 2.905% to 7/24/22, 7/24/23(3)	1,909	1,943,619

Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26	970	1,026,553

Goldman Sachs Group, Inc. (The), 3.85%, 1/26/27	1,510	1,607,091

Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	951	1,020,810

JPMorgan Chase & Co., 2.70%, 5/18/23	1,988	2,028,704

JPMorgan Chase & Co., 2.739% to 10/15/29, 10/15/30(3)	2,156	2,155,667

JPMorgan Chase & Co., 3.782% to 2/1/27, 2/1/28(3)	1,000	1,077,986

JPMorgan Chase & Co., 3.797% to 7/23/23, 7/23/24(3)	1,500	1,580,967

JPMorgan Chase & Co., 5.625%, 8/16/43	628	840,636

Morgan Stanley, 3.772% to 1/24/28, 1/24/29(3)	1,020	1,097,460

Morgan Stanley, 4.00%, 7/23/25	1,920	2,077,599

Morgan Stanley, 4.875%, 11/1/22	1,132	1,213,111

PPTT, 2006-A GS, Class A, 5.932%(1)(4)(5)	259	262,650

Regions Financial Corp., 2.75%, 8/14/22	640	651,458

Santander Holdings USA, Inc., 4.50%, 7/17/25	712	768,444

Synovus Financial Corp., 3.125%, 11/1/22	622	629,822

Western Union Co. (The), 2.85%, 1/10/25	1,314	1,318,692

		$66,844,564

Building Materials — 0.8%

Owens Corning, 3.95%, 8/15/29	$4,100	$4,270,261

Vulcan Materials Co., 4.50%, 6/15/47	479	525,751

		$4,796,012

Chemicals — 1.5%

Alpek SAB de CV, 4.25%, 9/18/29(1)	$920	$940,010

Braskem Netherlands Finance BV, 4.50%, 1/31/30(1)	2,288	2,279,992

Braskem Netherlands Finance BV, 5.875%, 1/31/50(1)	2,288	2,275,988

Celanese US Holdings, LLC, 3.50%, 5/8/24	1,750	1,809,386

Huntsman International, LLC, 4.50%, 5/1/29	1,627	1,728,054

		$9,033,430

Commercial Services — 0.2%

Ashtead Capital, Inc., 4.25%, 11/1/29(1)	$1,112	$1,138,410

		$1,138,410

17	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Computers — 0.6%

Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	$1,350	$1,389,323

DXC Technology Co., 4.25%, 4/15/24	229	243,222

DXC Technology Co., 4.75%, 4/15/27	983	1,058,468

Hewlett Packard Enterprise Co., 2.763%, (3 mo. USD LIBOR + 0.72%), 10/5/21(2)	1,079	1,079,148

		$3,770,161

Diversified Financial Services — 2.8%

Air Lease Corp., 3.375%, 6/1/21	$700	$711,913

Ally Financial, Inc., 4.125%, 3/30/20	1,160	1,165,730

Banco BTG Pactual SA/Cayman Islands, 4.50%, 1/10/25(1)	3,000	3,045,000

Brookfield Finance, Inc., 3.90%, 1/25/28	1,943	2,090,416

Credit Acceptance Corp., 5.125%, 12/31/24(1)	660	687,034

Jefferies Group, LLC/Jefferies Group Capital Finance, Inc., 4.15%, 1/23/30	2,336	2,475,991

KKR Group Finance Co. VI, LLC, 3.75%, 7/1/29(1)	1,589	1,693,402

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.50%, 3/15/27(1)	432	460,636

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 4.875%, 4/15/45(1)	707	726,387

Synchrony Financial, 3.132%, (3 mo. USD LIBOR + 1.23%), 2/3/20(2)	3,465	3,467,767

		$16,524,276

Electric Utilities — 0.3%

Entergy Corp., 4.00%, 7/15/22	$1,046	$1,091,759

ITC Holdings Corp., 4.05%, 7/1/23	680	713,879

		$1,805,638

Electrical and Electronic Equipment — 0.8%

Jabil, Inc., 3.95%, 1/12/28	$2,136	$2,194,016

Jabil, Inc., 4.70%, 9/15/22	959	1,016,460

NXP B.V./NXP Funding, LLC, 4.625%, 6/1/23(1)	1,100	1,176,147

		$4,386,623

Energy — 0.2%

Empresa Electrica Cochrane SpA, 5.50%, 5/14/27(1)	$905	$946,856

		$946,856

Foods — 0.5%

Smithfield Foods, Inc., 2.65%, 10/3/21(1)	$1,304	$1,296,438

Smithfield Foods, Inc., 3.35%, 2/1/22(1)	1,482	1,486,518

		$2,782,956

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.1%

Centene Corp., 4.25%, 12/15/27(1)	$798	$822,419

		$822,419

Healthcare Products — 0.2%

Becton Dickinson and Co., 2.836%, (3 mo. USD LIBOR + 0.88%), 12/29/20(2)	$1,315	$1,315,669

		$1,315,669

Insurance — 0.2%

Marsh & McLennan Cos., Inc., 3.161%, (3 mo. USD LIBOR + 1.20%), 12/29/21(2)	$753	$753,714

Principal Financial Group, Inc., 4.30%, 11/15/46	534	603,405

		$1,357,119

Internet Software & Services — 0.1%

Twitter, Inc., 3.875%, 12/15/27(1)	$818	$819,620

		$819,620

Machinery — 0.7%

nVent Finance S.a.r.l., 4.55%, 4/15/28	$2,700	$2,801,786

Westinghouse Air Brake Technologies Corp., 3.194%, (3 mo. USD LIBOR + 1.30%), 9/15/21(2)	431	431,068

Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/28	566	622,784

		$3,855,638

Media — 0.8%

Comcast Corp., 2.349%, (3 mo. USD LIBOR + 0.44%), 10/1/21(2)	$960	$964,973

Comcast Corp., 4.70%, 10/15/48	613	755,592

Discovery Communications, LLC, 5.20%, 9/20/47	2,560	2,980,346

		$4,700,911

Oil and Gas — 1.6%

National Oilwell Varco, Inc., 3.60%, 12/1/29	$3,850	$3,862,895

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	2,381	2,385,452

Noble Energy, Inc., 3.90%, 11/15/24	937	990,278

Oceaneering International, Inc., 4.65%, 11/15/24	576	565,920

Patterson-UTI Energy, Inc., 3.95%, 2/1/28	1,830	1,779,070

		$9,583,615

18	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Pharmaceuticals — 1.3%

CVS Health Corp., 3.00%, 8/15/26	$2,836	$2,894,318

CVS Health Corp., 4.10%, 3/25/25	998	1,071,159

CVS Health Corp., 4.30%, 3/25/28	3,219	3,515,552

		$7,481,029

Pipelines — 0.8%

Gulfstream Natural Gas, 4.60%, 9/15/25(1)	$431	$465,939

Plains All America Pipeline, L.P./PAA Finance Corp., 3.55%, 12/15/29	1,851	1,825,645

Sabine Pass Liquefaction, LLC, 5.00%, 3/15/27	750	825,363

Sabine Pass Liquefaction, LLC, 5.625%, 3/1/25	880	990,817

Sunoco Logistics Partners Operations, L.P., 4.40%, 4/1/21	582	596,023

		$4,703,787

Real Estate Investment Trusts (REITs) — 1.6%

DDR Corp., 3.625%, 2/1/25	$874	$901,313

Digital Realty Trust, L.P., 3.70%, 8/15/27	1,272	1,347,555

Newmark Group, Inc., 6.125%, 11/15/23	2,890	3,186,813

SBA Tower Trust, 2.836%, 1/15/25(1)	3,865	3,907,669

		$9,343,350

Retail – Specialty and Apparel — 1.4%

Best Buy Co., Inc., 4.45%, 10/1/28	$1,020	$1,118,971

Nordstrom, Inc., 4.375%, 4/1/30	1,398	1,426,579

Nordstrom, Inc., 5.00%, 1/15/44	1,835	1,797,371

Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	295	303,235

Tapestry, Inc., 4.125%, 7/15/27	3,491	3,567,487

		$8,213,643

Technology — 0.1%

Western Digital Corp., 4.75%, 2/15/26	$700	$731,063

		$731,063

Telecommunications — 1.2%

AT&T, Inc., 4.30%, 2/15/30	$3,197	$3,554,802

AT&T, Inc., 4.50%, 3/9/48	2,250	2,486,460

AT&T, Inc., 5.35%, 12/15/43	1,000	1,186,808

		$7,228,070

Transportation — 0.4%

SMBC Aviation Capital Finance DAC, 3.00%, 7/15/22(1)	$914	$930,169

SMBC Aviation Capital Finance DAC, 3.55%, 4/15/24(1)	1,200	1,246,318

		$2,176,487

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.9%

American Water Capital Corp., 2.95%, 9/1/27	$1,426	$1,457,176

Baltimore Gas & Electric Co., 3.50%, 8/15/46	1,580	1,607,014

Southern Co. Gas Capital Corp., 2.45%, 10/1/23	1,060	1,067,362

Southern Co. Gas Capital Corp., 3.95%, 10/1/46	1,270	1,312,002

		$5,443,554

Total Corporate Bonds & Notes (identified cost $186,453,798)		$192,711,508

Agency Mortgage-Backed Securities — 9.0%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Pool #A93547, 4.50%, 8/1/40	$676	$735,050

Pool #C03490, 4.50%, 8/1/40	494	537,646

Pool #C09031, 2.50%, 2/1/43	1,575	1,571,325

Pool #G07589, 5.50%, 6/1/41	2,270	2,558,023

Pool #G08596, 4.50%, 7/1/44	665	716,818

Pool #G08670, 3.00%, 10/1/45	1,235	1,266,448

Pool #G08701, 3.00%, 4/1/46	1,876	1,922,826

Pool #G08717, 4.00%, 8/1/46	1,557	1,645,739

Pool #G08738, 3.50%, 12/1/46	1,557	1,619,795

Pool #G08758, 4.00%, 4/1/47	1,405	1,474,831

Pool #G60608, 4.00%, 5/1/46	2,671	2,835,381

Pool #G60761, 3.00%, 10/1/43	1,796	1,849,282

Pool #Q17453, 3.50%, 4/1/43	1,499	1,578,187

Pool #Q34310, 3.50%, 6/1/45	1,648	1,724,658

Pool #Q40264, 3.50%, 5/1/46	1,358	1,415,277

Pool #Q45051, 3.00%, 12/1/46	3,018	3,106,254

Pool #Q46889, 3.50%, 3/1/47	2,246	2,360,649

Pool #Q47999, 4.00%, 5/1/47	2,916	3,106,895

		$32,025,084

Federal National Mortgage Association:

Pool #AB3678, 3.50%, 10/1/41	$3,083	$3,273,435

Pool #AL7524, 5.00%, 7/1/41	719	788,799

Pool #AS3892, 4.00%, 11/1/44	950	1,011,004

Pool #AS5332, 4.00%, 7/1/45	998	1,061,877

Pool #AS6014, 4.00%, 10/1/45	695	740,107

Pool #AS9721, 4.00%, 6/1/47	2,316	2,434,676

Pool #BA0891, 3.50%, 1/1/46	2,062	2,151,869

Pool #BA3938, 3.50%, 1/1/46	1,570	1,638,454

Pool #BD1183, 3.50%, 12/1/46	1,090	1,135,161

Pool #BE2316, 3.50%, 1/1/47	2,664	2,767,317

19	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Pool #MA1789, 4.50%, 2/1/44	$677	$730,595

Pool #MA2653, 4.00%, 6/1/46	1,620	1,710,893

		$19,444,187

Government National Mortgage Association:

Pool #AQ1784, 3.50%, 12/20/45	$1,522	$1,615,537

		$1,615,537

Total Agency Mortgage-Backed Securities (identified cost $52,648,225)		$53,084,808

Collateralized Mortgage Obligations — 7.0%
Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:

Series 4030, Class PA, 3.50%, 6/15/40	$1,101	$1,116,791

Series 4423, Class A, 3.50%, 10/15/39	590	592,064

		$1,708,855

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes:

Series 2017-DNA3, Class M3, 4.292%, (1 mo. USD LIBOR + 2.50%), 3/25/30(2)	$1,889	$1,934,911

Series 2018-DNA1, Class M1, 2.242%, (1 mo. USD LIBOR + 0.45%), 7/25/30(2)	480	480,635

Series 2018-DNA1, Class M2AT, 2.842%, (1 mo. USD LIBOR + 1.05%), 7/25/30(2)	1,755	1,753,147

Series 2019-DNA3, Class M1, 2.522%, (1 mo. USD LIBOR + 0.73%), 7/25/49(1)(2)	419	419,613

Series 2019-DNA3, Class M2, 3.842%, (1 mo. USD LIBOR + 2.05%), 7/25/49(1)(2)	2,688	2,702,942

Series 2019-DNA4, Class M1, 2.492%, (1 mo. USD LIBOR + 0.70%), 10/25/49(1)(2)	1,005	1,006,153

Series 2019-HQA2, Class M2, 3.842%, (1 mo. USD LIBOR + 2.05%), 4/25/49(1)(2)	1,210	1,215,784

Series 2019-HQA3, Class M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 9/25/49(1)(2)	355	355,545

Series 2019-HQA3, Class M2, 3.642%, (1 mo. USD LIBOR + 1.85%), 9/25/49(1)(2)	304	304,258

		$10,172,988

Federal National Mortgage Association:

Series 2005-58, Class MA, 5.50%, 7/25/35	$190	$206,763

Series 2011-135, Class PK, 4.50%, 5/25/40	733	752,731

Series 2013-6, Class HD, 1.50%, 12/25/42	196	188,160

Series 2014-70, Class KP, 3.50%, 3/25/44	1,030	1,077,405

Series 2018-M4, Class A2, 3.045%, 3/25/28(6)	1,721	1,803,145

Series 2019-M1, Class A2, 3.555%, 9/25/28(6)	4,835	5,236,838

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)

Series 2019-M9, Class A2, 2.937%, 4/25/29(6)	$1,290	$1,336,337

Series 2019-M22, Class A2, 2.522%, 8/25/29(6)	5,900	5,923,966

		$16,525,345

Federal National Mortgage Association Connecticut Avenue Securities:

Series 2013-C01, Class M2, 7.042%, (1 mo. USD LIBOR + 5.25%), 10/25/23(2)	$1,957	$2,159,334

Series 2014-C02, Class 1M2, 4.392%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	1,887	1,973,599

Series 2014-C02, Class 2M2, 4.392%, (1 mo. USD LIBOR + 2.60%), 5/25/24(2)	798	828,849

Series 2014-C03, Class 1M2, 4.792%, (1 mo. USD LIBOR + 3.00%), 7/25/24(2)	1,011	1,065,395

Series 2014-C03, Class 2M2, 4.692%, (1 mo. USD LIBOR + 2.90%), 7/25/24(2)	1,589	1,659,630

Series 2017-C06, Class 1M2, 4.442%, (1 mo. USD LIBOR + 2.65%), 2/25/30(2)	1,275	1,307,622

Series 2018-C03, Class 1M1, 2.472%, (1 mo. USD LIBOR + 0.68%), 10/25/30(2)	222	222,636

Series 2019-R05, Class 1M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 7/25/39(1)(2)	500	500,327

Series 2019-R05, Class 1M2, 3.792%, (1 mo. USD LIBOR + 2.00%), 7/25/39(1)(2)	875	880,248

Series 2019-R06, Class 2M1, 2.542%, (1 mo. USD LIBOR + 0.75%), 9/25/39(1)(2)	2,139	2,142,293

		$12,739,933

Total Collateralized Mortgage Obligations (identified cost $41,054,642)		$41,147,121

Commercial Mortgage-Backed Securities — 9.3%
Security	Principal Amount (000’s omitted)	Value

BAMLL Commercial Mortgage Securities Trust

Series 2019-BPR, Class DNM, 3.843%, 11/5/32(1)(6)	$3,325	$3,305,296

Series 2019-BPR, Class FNM, 3.843%, 11/5/32(1)(6)	1,635	1,391,494

BX Commercial Mortgage Trust

Series 2019-XL, Class A, 2.66%, (1 mo. USD LIBOR + 0.92%), 10/15/36(1)(2)	3,320	3,326,698

Series 2019-XL, Class B, 2.82%, (1 mo. USD LIBOR + 1.08%), 10/15/36(1)(2)	1,320	1,323,261

CFCRE Commercial Mortgage Trust

Series 2016-C7, Class C, 4.432%, 12/10/54(6)	1,250	1,310,524

Series 2016-C7, Class D, 4.432%, 12/10/54(1)(6)	2,000	1,975,739

Citigroup Commercial Mortgage Trust

Series 2017-MDRB, Class C, 4.24%, (1 mo. USD LIBOR + 2.50%), 7/15/30(1)(2)	3,000	3,001,589

20	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

COMM Mortgage Trust

Series 2014-CR19, Class A3, 3.53%, 8/10/47	$2,536	$2,534,537

Series 2014-CR21, Class C, 4.428%, 12/10/47(6)	500	524,819

Credit Suisse Mortgage Trust

Series 2016-NXSR, Class C, 4.36%, 12/15/49(6)	1,775	1,839,506

JPMBB Commercial Mortgage Securities Trust

Series 2014-C22, Class C, 4.557%, 9/15/47(6)	2,530	2,584,340

Series 2014-C22, Class D, 4.557%, 9/15/47(1)(6)	990	903,630

Series 2014-C25, Class D, 3.951%, 11/15/47(1)(6)	1,960	1,765,148

JPMorgan Chase Commercial Mortgage Securities Trust

Series 2011-C5, Class D, 5.418%, 8/15/46(1)(6)	2,000	2,043,198

Series 2012-CBX, Class AS, 4.271%, 6/15/45	3,325	3,461,312

Series 2013-C13, Class D, 4.065%, 1/15/46(1)(6)	2,000	2,058,658

Morgan Stanley Capital I Trust

Series 2016-UB12, Class D, 3.312%, 12/15/49(1)	1,745	1,359,109

Series 2019-BPR, Class A, 3.14%, (1 mo. USD LIBOR + 1.40%), 5/15/36(1)(2)	2,500	2,498,149

Motel 6 Trust

Series 2017-MTL6, Class C, 3.14%, (1 mo. USD LIBOR + 1.40%), 8/15/34(1)(2)	2,391	2,393,726

Series 2017-MTL6, Class D, 3.89%, (1 mo. USD LIBOR + 2.15%), 8/15/34(1)(2)	494	494,946

Natixis Commercial Mortgage Securities Trust

Series 2018-FL1, Class C, 3.965%, (1 mo. USD LIBOR + 2.20%), 6/15/35(1)(2)	5,000	4,980,127

RETL Trust

Series 2019-RVP, Class A, 2.89%, (1 mo. USD LIBOR + 1.15%), 3/15/36(1)(2)	1,831	1,834,490

Series 2019-RVP, Class B, 3.29%, (1 mo. USD LIBOR + 1.55%), 3/15/36(1)(2)	2,550	2,555,980

Toorak Mortgage Corp., Ltd.

Series 2018-1, Class A1, 4.336% to 4/25/21, 8/25/21(1)(7)	1,330	1,338,482

VMC Finance, LLC

Series 2018-FL2, Class A, 2.657%, (1 mo. USD LIBOR + 0.92%), 10/15/35(1)(2)	2,857	2,862,968

Wells Fargo Commercial Mortgage Trust

Series 2015-LC22, Class C, 4.534%, 9/15/58(6)	900	947,875

Series 2016-C35, Class D, 3.142%, 7/15/48(1)	500	436,094

Total Commercial Mortgage-Backed Securities (identified cost $53,987,502)		$55,051,695

Asset-Backed Securities — 17.9%
Security	Principal Amount (000’s omitted)	Value

Adams Outdoor Advertising L.P.

Series 2018-1, Class A, 4.81%, 11/15/48(1)	$738	$766,182

Security	Principal Amount (000’s omitted)	Value

Avant Loans Funding Trust

Series 2019-A, Class A, 3.48%, 7/15/22(1)	$421	$423,035

Series 2019-B, Class A, 2.72%, 10/15/26(1)	1,809	1,810,991

Avis Budget Rental Car Funding, LLC

Series 2014-2A, Class A, 2.50%, 2/20/21(1)	2,999	2,999,266

Canyon Capital CLO, Ltd.

Series 2016-1A, Class BR, 3.701%, (3 mo. USD LIBOR + 1.70%), 7/15/31(1)(2)	1,000	990,890

Series 2016-1A, Class DR, 4.801%, (3 mo. USD LIBOR + 2.80%), 7/15/31(1)(2)	1,000	965,293

Carlyle Global Market Strategies CLO, Ltd.

Series 2014-3RA, Class A2, 3.486%, (3 mo. USD LIBOR + 1.55%), 7/27/31(1)(2)	1,000	988,980

Series 2014-3RA, Class C, 4.886%, (3 mo. USD LIBOR + 2.95%), 7/27/31(1)(2)	1,000	930,716

CarMax Auto Owner Trust

Series 2016-1, Class C, 2.52%, 10/15/21	990	991,075

Series 2017-2, Class A3, 1.93%, 3/15/22	657	657,135

CIG Auto Receivables Trust

Series 2019-1A, Class A, 3.33%, 8/15/24(1)	1,374	1,382,261

CNH Equipment Trust

Series 2017-A, Class A3, 2.07%, 5/16/22	659	659,328

Coinstar Funding, LLC

Series 2017-1A, Class A2, 5.216%, 4/25/47(1)	1,321	1,356,060

Conn’s Receivables Funding, LLC

Series 2018-A, Class A, 3.25%, 1/15/23(1)	85	85,566

Series 2019-A, Class A, 3.40%, 10/16/23(1)	415	418,510

Series 2019-B, Class A, 2.66%, 6/17/24(1)	3,592	3,598,163

Consumer Loan Underlying Bond Credit Trust

Series 2019-P2, Class A, 2.47%, 10/15/26(1)	1,613	1,614,333

Credit Acceptance Auto Loan Trust

Series 2017-2A, Class A, 2.55%, 2/17/26(1)	1,135	1,136,130

DB Master Finance, LLC

Series 2017-1A, Class A2II, 4.03%, 11/20/47(1)	333	341,373

Drive Auto Receivables Trust

Series 2017-BA, Class D, 3.72%, 10/17/22(1)	896	899,912

Series 2018-1, Class C, 3.22%, 3/15/23	951	952,989

Driven Brands Funding, LLC

Series 2018-1A, Class A2, 4.739%, 4/20/48(1)	763	793,059

Dryden Senior Loan Fund

Series 2018-55A, Class D, 4.851%, (3 mo. USD LIBOR + 2.85%), 4/15/31(1)(2)	1,000	945,137

Enterprise Fleet Financing, LLC

Series 2017-1, Class A2, 2.13%, 7/20/22(1)	349	348,735

Exeter Automobile Receivables Trust

Series 2017-1A, Class B, 3.00%, 12/15/21(1)	796	796,888

Series 2019-3A, Class A, 2.59%, 9/15/22(1)	1,563	1,565,903

21	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

FOCUS Brands Funding, LLC

Series 2017-1A, Class A2II, 5.093%, 4/30/47(1)	$975	$1,025,683

Foundation Finance Trust

Series 2017-1A, Class A, 3.30%, 7/15/33(1)	1,301	1,307,242

FREED ABS Trust

Series 2019-2, Class A, 2.62%, 11/18/26(1)	4,357	4,357,416

Hardee’s Funding, LLC

Series 2018-1A, Class A2I, 4.25%, 6/20/48(1)	968	974,573

Hertz Fleet Lease Funding, L.P.

Series 2017-1, Class A2, 2.13%, 4/10/31(1)	426	427,326

Horizon Aircraft Finance I, Ltd.

Series 2018-1, Class A, 4.458%, 12/15/38(1)	3,249	3,337,288

Horizon Aircraft Finance III, Ltd.

Series 2019-2, Class A, 3.425%, 11/15/39(1)	1,600	1,592,999

Jack in the Box Funding, LLC

Series 2019-1A, Class A2I, 3.982%, 8/25/49(1)	1,110	1,119,568

LL ABS Trust

Series 2019-1A, Class A, 2.87%, 3/15/27(1)	1,975	1,975,161

MelTel Land Funding, LLC

Series 2019-1A, Class B, 4.701%, 4/15/49(1)	960	983,547

Mercedes-Benz Auto Lease Trust

Series 2019-A, Class A2, 3.01%, 2/16/21	1,226	1,227,920

Mercedes-Benz Auto Receivables Trust

Series 2016-1, Class A3, 1.26%, 2/16/21	38	37,940

OneMain Financial Issuance Trust

Series 2017-1A, Class A1, 2.37%, 9/14/32(1)	1,890	1,889,777

OSCAR US Funding X, LLC

Series 2019-1A, Class A2, 3.10%, 4/11/22(1)	1,352	1,358,601

Planet Fitness Master Issuer, LLC

Series 2018-1A, Class A2I, 4.262%, 9/5/48(1)	2,054	2,093,484

Series 2019-1A, Class A2, 3.858%, 12/5/49(1)	1,040	1,026,484

Prestige Auto Receivables Trust

Series 2019-1A, Class A2, 2.44%, 7/15/22(1)	1,298	1,299,765

Prosper Marketplace Issuance Trust

Series 2018-1A, Class B, 3.90%, 6/17/24(1)	280	280,578

Series 2018-2A, Class A, 3.35%, 10/15/24(1)	720	721,908

Purchasing Power Funding, LLC

Series 2018-A, Class A, 3.34%, 8/15/22(1)	6,000	6,009,121

SERVPRO Master Issuer, LLC

Series 2019-1A, Class A2, 3.882%, 10/25/49(1)	4,514	4,543,481

Skopos Auto Receivables Trust

Series 2019-1A, Class A, 2.90%, 12/15/22(1)	2,880	2,884,462

Small Business Lending Trust

Series 2019-A, Class A, 2.85%, 7/15/26(1)	1,153	1,152,939

SpringCastle Funding Asset-Backed Notes

Series 2019-AA, Class A, 3.20%, 5/27/36(1)	2,413	2,422,416

Security	Principal Amount (000’s omitted)	Value

Springleaf Funding Trust

Series 2016-AA, Class A, 2.90%, 11/15/29(1)	$463	$463,256

Stack Infrastructure Issuer, LLC

Series 2019-1A, Class A2, 4.54%, 2/25/44(1)	5,211	5,458,643

Series 2019-2A, Class A2, 3.08%, 10/25/44(1)	710	709,509

Start, Ltd.

Series 2019-1, Class B, 5.095%, 3/15/44(1)	1,623	1,661,837

TCF Auto Receivables Owner Trust

Series 2016-PT1A, Class A, 1.93%, 6/15/22(1)	249	249,179

Tesla Auto Lease Trust

Series 2018-B, Class A, 3.71%, 8/20/21(1)	976	988,372

Series 2018-B, Class C, 4.36%, 10/20/21(1)	1,050	1,078,211

Series 2019-A, Class A3, 2.16%, 10/20/22(1)	3,680	3,675,070

Thunderbolt Aircraft Lease, Ltd.

Series 2017-A, Class B, 5.75% to 4/15/24, 5/17/32(1)(7)	1,407	1,455,394

Towd Point Asset Trust

Series 2018-SL1, Class A, 2.308%, (1 mo. USD LIBOR + 0.60%), 1/25/46(1)(2)	4,941	4,865,951

Upgrade Receivables Trust

Series 2019-1A, Class B, 4.09%, 3/15/25(1)	2,000	2,014,864

Series 2019-2A, Class A, 2.77%, 10/15/25(1)	3,224	3,229,539

Upland CLO, Ltd.

Series 2016-1A, Class CR, 4.866%, (3 mo. USD LIBOR + 2.90%), 4/20/31(1)(2)	1,000	953,031

Vantage Data Centers Issuer, LLC

Series 2018-1A, Class A2, 4.072%, 2/16/43(1)	1,358	1,400,385

Series 2019-1A, Class A2, 3.188%, 7/15/44(1)	2,003	2,017,059

Veros Automobile Receivables Trust

Series 2018-1, Class A, 3.63%, 5/15/23(1)	1,231	1,234,163

Voya CLO, Ltd.

Series 2018-2A, Class B1, 3.551%, (3 mo. USD LIBOR + 1.55%), 7/15/31(1)(2)	1,000	991,307

Wheels SPV, LLC

Series 2017-1A, Class A2, 1.88%, 4/20/26(1)	768	768,256

Total Asset-Backed Securities (identified cost $105,262,134)		$105,681,615

U.S. Treasury Obligations — 16.2%
Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond, 3.00%, 2/15/49	$3,200	$3,606,940

U.S. Treasury Bond, 3.125%, 5/15/48	1,270	1,461,123

U.S. Treasury Bond, 3.375%, 11/15/48	2,070	2,495,374

U.S. Treasury Inflation-Protected Note, 0.625%, 4/15/23(8)	2,771	2,814,439

22	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Inflation-Protected Note, 0.75%, 7/15/28(8)	$19,571	$20,595,508

U.S. Treasury Note, 1.25%, 8/31/24	4,900	4,802,638

U.S. Treasury Note, 1.625%, 6/30/21	19,480	19,488,184

U.S. Treasury Note, 1.75%, 7/31/21	20,085	20,132,708

U.S. Treasury Note, 1.75%, 7/31/24	4,253	4,263,410

U.S. Treasury Note, 1.75%, 11/15/29	3,401	3,347,460

U.S. Treasury Note, 2.125%, 3/31/24	2,050	2,086,580

U.S. Treasury Note, 2.50%, 2/15/22	7,500	7,641,364

U.S. Treasury Note, 2.625%, 12/31/25	562	588,912

U.S. Treasury Note, 2.875%, 9/30/23	2,410	2,515,717

Total U.S. Treasury Obligations (identified cost $93,815,555)		$95,840,357

Taxable Municipal Securities — 1.4%
Security	Principal Amount (000’s omitted)	Value

Special Tax Revenue — 0.2%

California Health Facilities Financing Authority, (No Place Like Home Program), 3.034%, 6/1/34	$1,430	$1,419,418

		$1,419,418

Water and Sewer — 1.2%

San Francisco City and County Public Utilities Commission, CA, Water Revenue, Green Bonds, 3.303%, 11/1/39(9)	$6,750	$6,741,090

		$6,741,090

Total Taxable Municipal Securities (identified cost $8,180,000)		$8,160,508

Senior Floating-Rate Loans — 2.5%(10)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Building and Development — 0.2%

Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 5.049%, (1 mo. USD LIBOR + 3.25%), 8/21/25	$1,234	$1,240,739

		$1,240,739

Cable and Satellite Television — 0.2%

Ziggo Secured Finance Partnership, Term Loan, 4.24%, (1 mo. USD LIBOR + 2.50%), 4/15/25	$1,000	$1,002,292

		$1,002,292

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Cosmetics / Toiletries — 0.0%(11)

Prestige Brands, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 1/26/24	$174	$175,425

		$175,425

Drugs — 0.3%

Jaguar Holding Company II, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 8/18/22	$1,846	$1,858,221

		$1,858,221

Electronics / Electrical — 0.9%

Epicor Software Corporation, Term Loan, 5.05%, (1 mo. USD LIBOR + 3.25%), 6/1/22	$1,082	$1,090,960

Go Daddy Operating Company, LLC, Term Loan, 3.549%, (1 mo. USD LIBOR + 1.75%), 2/15/24	179	180,154

Hyland Software, Inc., Term Loan, 5.299%, (1 mo. USD LIBOR + 3.50%), 7/1/24	1,022	1,032,103

Infor (US), Inc., Term Loan, 4.695%, (3 mo. USD LIBOR + 2.75%), 2/1/22	1,854	1,864,803

MA FinanceCo., LLC, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 6/21/24	78	78,191

Seattle Spinco, Inc., Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 6/21/24	526	528,039

SolarWinds Holdings, Inc., Term Loan, 4.549%, (1 mo. USD LIBOR + 2.75%), 2/5/24	287	289,642

		$5,063,892

Equipment Leasing — 0.2%

Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.515%, (1 mo. USD LIBOR + 1.75%), 1/15/25	$1,138	$1,146,975

		$1,146,975

Food / Drug Retailers — 0.1%

Albertsons, LLC, Term Loan, 4.549%, (1 mo. USD LIBOR + 2.75%), 11/17/25	$252	$254,619

		$254,619

Health Care — 0.2%

Change Healthcare Holdings, LLC, Term Loan, 4.299%, (1 mo. USD LIBOR + 2.50%), 3/1/24	$837	$841,409

		$841,409

Industrial Equipment — 0.0%(11)

Rexnord, LLC, Term Loan, 3.535%, (1 mo. USD LIBOR + 1.75%), 8/21/24	$148	$149,365

		$149,365

23	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Insurance — 0.1%

Asurion, LLC, Term Loan, 11/3/23(12)	$800	$805,917

		$805,917

Leisure Goods / Activities / Movies — 0.0%(11)

Bombardier Recreational Products, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 5/23/25	$247	$248,599

		$248,599

Lodging and Casinos — 0.0%(11)

ESH Hospitality, Inc., Term Loan, 3.799%, (1 mo. USD LIBOR + 2.00%), 9/18/26	$144	$145,023

		$145,023

Telecommunications — 0.3%

CenturyLink, Inc., Term Loan, 1/31/25(12)	$490	$492,586

Level 3 Financing, Inc., Term Loan, 3.549%, (1 mo. USD LIBOR + 1.75%), 3/1/27	250	251,131

Sprint Communications, Inc., Term Loan, 4.313%, (1 mo. USD LIBOR + 2.50%), 2/2/24	837	831,590

		$1,575,307

Total Senior Floating-Rate Loans (identified cost $14,411,187)		$14,507,783

Short-Term Investments — 5.0%

Commercial Paper — 1.2%
Security	Principal Amount (000’s omitted)	Value

Jabil, Inc., 2.27%, 2/6/20(1)(13)	$5,830	$5,814,673

Sherwin Williams Co. (The), 2.132%, 1/6/20(1)(13)	1,280	1,279,667

Total Commercial Paper (identified cost $7,096,626)		$7,094,340

Other — 3.8%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(14)	22,272,569	$22,272,569

Total Other (identified cost $22,271,976)		$22,272,569

Total Short-Term Investments (identified cost $29,368,602)		$29,366,909

Total Investments — 100.9% (identified cost $585,181,645)		$595,552,304

Other Assets, Less Liabilities — (0.9)%		$(5,162,516)

Net Assets — 100.0%		$590,389,788

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2019, the aggregate value of these securities is $196,594,118 or 33.3% of the Portfolio’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at December 31, 2019.

(3)	Security converts to variable rate after the indicated fixed-rate coupon period.

(4)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(5)	Variable rate security. The stated interest rate, which resets quarterly, is determined at auction and represents the rate in effect at December 31, 2019.

(6)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at December 31, 2019.

(7)	Step coupon security. Interest rate represents the rate in effect at December 31, 2019.

(8)	Inflation-linked security whose principal is adjusted for inflation based on changes in the U.S. Consumer Price Index. Interest is calculated based on the inflation-adjusted principal.

(9)	When-issued security.

(10)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(11)	Amount is less than 0.05%.

24	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Portfolio of Investments — continued

(12)	This Senior Loan will settle after December 31, 2019, at which time the interest rate will be determined.

(13)

Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2019, the aggregate value of these securities is $7,094,340, representing 1.2% of the Portfolio’s net assets.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)

Interest Rate Futures

U.S. 2-Year Treasury Note	235	Long	3/31/20	$50,642,500	$(40,750)

U.S. 5-Year Treasury Note	66	Long	3/31/20	7,828,219	(35,163)

U.S. Long Treasury Bond	50	Short	3/20/20	(7,795,312)	43,674

U.S. Ultra 10-Year Treasury Note	52	Short	3/20/20	(7,316,563)	84,170

U.S. Ultra-Long Treasury Bond	233	Long	3/20/20	42,325,906	(1,587,763)

					$(1,535,832)

Abbreviations:

LIBOR	–	London Interbank Offered Rate

PPTT	–	Preferred Pass-Through Trust

Currency Abbreviations:

USD	–	United States Dollar

25	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $562,909,669)	$573,279,735

Affiliated investment, at value (identified cost, $22,271,976)	22,272,569

Cash	205,047

Deposits for derivatives collateral — financial futures contracts	1,031,920

Interest receivable	2,991,582

Dividends receivable from affiliated investment	33,481

Receivable for investments sold	88,083

Receivable from affiliate	11,522

Total assets	$599,913,939

Liabilities

Payable for investments purchased	$2,122,532

Payable for when-issued securities	6,750,000

Payable for variation margin on open financial futures contracts	233,832

Payable to affiliates:

Investment adviser fee	225,449

Trustees’ fees	6,758

Accrued expenses	185,580

Total liabilities	$9,524,151

Net Assets applicable to investors’ interest in Portfolio	$590,389,788

26	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Interest	$17,888,252

Dividends from affiliated investment	210,249

Total investment income	$18,098,501

Expenses

Investment adviser fee	$2,428,571

Trustees’ fees and expenses	29,363

Custodian fee	147,277

Legal and accounting services	88,903

Miscellaneous	16,542

Total expenses	$2,710,656

Deduct —

Allocation of expenses to affiliate	$66,097

Total expense reductions	$66,097

Net expenses	$2,644,559

Net investment income	$15,453,942

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$6,271,033

Investment transactions — affiliated investment	(2,283)

Financial futures contracts	7,630,894

Net realized gain	$13,899,644

Change in unrealized appreciation (depreciation) —

Investments	$20,595,871

Investments — affiliated investment	508

Financial futures contracts	(3,564,323)

Net change in unrealized appreciation (depreciation)	$17,032,056

Net realized and unrealized gain	$30,931,700

Net increase in net assets from operations	$46,385,642

27	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$15,453,942	$14,523,505

Net realized gain (loss)	13,899,644	(7,137,519)

Net change in unrealized appreciation (depreciation)	17,032,056	(8,981,258)

Net increase (decrease) in net assets from operations	$46,385,642	$(1,595,272)

Capital transactions —

Contributions	$156,390,865	$86,298,166

Withdrawals	(118,402,543)	(58,051,164)

Net increase in net assets from capital transactions	$37,988,322	$28,247,002

Net increase in net assets	$84,373,964	$26,651,730

Net Assets

At beginning of year	$506,015,824	$479,364,094

At end of year	$590,389,788	$506,015,824

28	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019	2018	2017	2016		2015

Ratios (as a percentage of average daily net assets):

Expenses(1)(2)	0.49%	0.49%	0.49%	0.50%		0.50%

Net investment income	2.86%	2.98%	2.46%	2.01%		2.00%

Portfolio Turnover	89%	65%	123%	132	%(3)	159	%(3)

Total Return(2)	9.28%	(0.50)%	4.48%	2.73%		0.04%

Net assets, end of year (000’s omitted)	$590,390	$506,016	$479,364	$484,256		$342,684

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

The investment adviser reimbursed certain operating expenses (equal to 0.01%, 0.02%, 0.01%, 0.01% and 0.02% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(3)	Includes the effect of To Be Announced (TBA) transactions.

29	See Notes to Financial Statements.

Core Bond Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Core Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objectives are to seek current income and total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Balanced Fund and Eaton Vance Core Bond Fund held an interest of 65.2% and 34.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

30

Core Bond Portfolio

December 31, 2019

Notes to Financial Statements — continued

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.45% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates on average daily net assets of $1 billion or more, and is payable monthly. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by the vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2019, the Portfolio’s investment adviser fee amounted to $2,428,571 or 0.45% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement, BMR was allocated $66,097 of the Portfolio’s operating expenses for the year ended December 31, 2019. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended December 31, 2019, BMR reimbursed the Portfolio $3,160 for a net realized loss due to a trading error. The amount of the reimbursement had an impact on total return of less than 0.01%.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended December 31, 2019 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$242,686,800	$234,936,201

U.S. Government and Agency Securities	270,397,163	229,906,169

	$513,083,963	$464,842,370

31

Core Bond Portfolio

December 31, 2019

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$585,844,864

Gross unrealized appreciation	$10,993,003

Gross unrealized depreciation	(1,285,563)

Net unrealized appreciation	$9,707,440

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2019 is included in the Portfolio of Investments. At December 31, 2019, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio enters into U.S. Treasury futures contracts to hedge against fluctuations in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at December 31, 2019 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(1)

Financial futures contracts	$127,844	$(1,663,676)

(1)

Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open financial futures contracts, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended December 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Financial futures contracts	$7,630,894	$(3,564,323)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts outstanding during the year ended December 31, 2019, which is indicative of the volume of this derivative type, was approximately as follows:

Futures Contracts — Long	Futures Contracts — Short

$84,214,000	$12,198,000

32

Core Bond Portfolio

December 31, 2019

Notes to Financial Statements — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

7  Investments in Affiliated Funds

At December 31, 2019, the value of the Portfolio’s investment in affiliated funds was $22,272,569, which represents 3.8% of the Portfolio’s net assets. Transactions in affiliated funds by the Portfolio for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$6,203,972	$299,923,118	$(283,852,746)	$(2,283)	$508	$22,272,569	$210,249	22,272,569

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

33

Core Bond Portfolio

December 31, 2019

Notes to Financial Statements — continued

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$192,711,508	$—	$192,711,508

Agency Mortgage-Backed Securities	—	53,084,808	—	53,084,808

Collateralized Mortgage Obligations	—	41,147,121	—	41,147,121

Commercial Mortgage-Backed Securities	—	55,051,695	—	55,051,695

Asset-Backed Securities	—	105,681,615	—	105,681,615

U.S. Treasury Obligations	—	95,840,357	—	95,840,357

Taxable Municipal Securities	—	8,160,508	—	8,160,508

Senior Floating-Rate Loans	—	14,507,783	—	14,507,783

Short-Term Investments —

Commercial Paper	—	7,094,340	—	7,094,340

Other	—	22,272,569	—	22,272,569

Total Investments	$—	$595,552,304	$—	$595,552,304

Futures Contracts	$127,844	$—	$—	$127,844

Total	$127,844	$595,552,304	$—	$595,680,148

Liability Description

Futures Contracts	$(1,663,676)	$—	$—	$(1,663,676)

Total	$(1,663,676)	$—	$—	$(1,663,676)

34

Core Bond Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Core Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of December 31, 2019, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

35

Eaton Vance

Core Bond Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Core Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

36

Eaton Vance

Core Bond Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

37

Eaton Vance

Core Bond Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

38

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

39

This Page Intentionally Left Blank

Investment Adviser of Core Bond Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance Core Bond Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2978    12.31.19

Eaton Vance

Dividend Builder Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Dividend Builder Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Dividend Builder Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Dividend Builder Fund (the Fund) returned 31.09% for Class A shares at net asset value (NAV), underperforming its benchmark, the S&P 500® Index (the Index), which returned 31.49%.

The Fund’s underperformance of the Index resulted from sector and industry allocations, which narrowly outweighed the positive effect from stock selection.

The utilities sector was the largest detractor from relative Fund performance versus the Index due to stock selection. Within the sector, electric utility company Duke Energy Corp. underperformed its peers due to operational struggles at some of the company’s power plants.

The communication services sector also detracted from Fund performance relative to the Index during the period due to stock selection. In the diversified telecommunications industry, Verizon Telecommunications, Inc. was among the Fund’s worst-performing individual stocks, as investors shunned the traditionally defensive stock amid a strong market rally led by growth stocks.

An underweight in the outperforming information technology (IT) sector also constrained relative Fund returns during the period. In the lagging IT services industry, global IT services provider Cognizant Technology Solutions Corp. was the Fund’s worst-performing stock amid slowing sales growth. An overweight position in the underperforming communications equipment industry also hurt Fund performance relative to the Index during the period.

On the positive side, the health care sector contributed most to Fund results relative to the Index due to stock selection. In the outperforming health care equipment & supplies industry, Danaher Corp., a leading medical technology company, was among the Fund’s top individual stocks after earnings exceeded expectations. Stock selections in the health care providers & services industry and the biotechnology industry also boosted relative Fund results versus the Index during the period.

Stock selections in the financials sector also contributed to Fund performance relative to the Index during the period. JPMorgan Chase & Co., the largest U.S. bank, was among the Fund’s individual stock leaders due to improved investor sentiment amid subsiding recession fears. Market data giant S&P Global, Inc. was also among the Fund’s leading stocks behind strong growth and high earnings forecast. The Fund’s lack of exposure to the lagging diversified financial services industry also contributed to relative Fund performance versus the Index during the period.

Stock selections in the industrials sector aided relative Fund performance versus the Index during the period. Within the sector, the aerospace & defense industry recorded notable results. Defense giant Lockheed Martin Corp. was among the Fund’s leading individual stocks after it beat earnings forecasts.

The Fund’s top stock overall was semiconductor manufacturer QUALCOMM, Inc. (QUALCOMM), which gained investor interest after the company announced an agreement with its largest customer, Apple, Inc., on licensing fees. By period-end, QUALCOMM was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Dividend Builder Fund

December 31, 2019

Performance2,3

Portfolio Manager Charles B. Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	12/18/1981	12/18/1981	31.09%	10.62%	11.25%
Class A with 5.75% Maximum Sales Charge	—	—	23.58	9.31	10.59
Class C at NAV	11/01/1993	12/18/1981	30.13	9.79	10.41
Class C with 1% Maximum Sales Charge	—	—	29.13	9.79	10.41
Class I at NAV	06/20/2005	12/18/1981	31.44	10.89	11.52

S&P 500® Index	—	—	31.49%	11.69%	13.55%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
	1.02%	1.77%	0.77%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge

Class C	$10,000	12/31/2009	$26,944	N.A.
Class I	$250,000	12/31/2009	$744,510	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Dividend Builder Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Microsoft Corp.	5.4%

Apple, Inc.	4.7

Johnson & Johnson	2.7

AbbVie, Inc.	2.3

UnitedHealth Group, Inc.	2.3

JPMorgan Chase & Co.	2.3

PepsiCo, Inc.	2.2

Visa, Inc., Class A	2.2

Broadcom, Inc.	2.0

Medtronic PLC	2.0

Total	28.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Dividend Builder Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Dividend Builder Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,115.60	$5.39	1.01%
Class C	$1,000.00	$1,111.20	$9.37	1.76%
Class I	$1,000.00	$1,117.10	$4.06	0.76%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.14	1.01%
Class C	$1,000.00	$1,016.30	$8.94	1.76%
Class I	$1,000.00	$1,021.40	$3.87	0.76%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

6

Eaton Vance

Dividend Builder Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 99.7%
Security	Shares	Value

Aerospace & Defense — 5.0%

Boeing Co. (The)	40,400	$13,160,704

L3Harris Technologies, Inc.	90,500	17,907,235

Lockheed Martin Corp.	41,800	16,276,084

		$47,344,023

Banks — 4.1%

Bank of America Corp.	491,100	$17,296,542

JPMorgan Chase & Co.	156,100	21,760,340

		$39,056,882

Beverages — 3.8%

Coca-Cola Co. (The)	265,200	$14,678,820

PepsiCo, Inc.	153,900	21,033,513

		$35,712,333

Biotechnology — 2.3%

AbbVie, Inc.	249,800	$22,117,292

		$22,117,292

Building Products — 0.5%

A.O. Smith Corp.	105,500	$5,026,020

		$5,026,020

Capital Markets — 4.2%

CME Group, Inc.	90,200	$18,104,944

S&P Global, Inc.	44,000	12,014,200

Tradeweb Markets, Inc., Class A	208,327	9,655,956

		$39,775,100

Chemicals — 2.6%

Dow, Inc.	323,833	$17,723,380

Valvoline, Inc.	317,700	6,801,957

		$24,525,337

Communications Equipment — 1.6%

Cisco Systems, Inc.	313,800	$15,049,848

		$15,049,848

Diversified Telecommunication Services — 3.9%

AT&T, Inc.	485,600	$18,977,248

Verizon Communications, Inc.	298,380	18,320,532

		$37,297,780

Security	Shares	Value

Electric Utilities — 1.5%

Duke Energy Corp.	157,600	$14,374,696

		$14,374,696

Electrical Equipment — 0.9%

Emerson Electric Co.	107,600	$8,205,576

		$8,205,576

Electronic Equipment, Instruments & Components — 0.5%

Zebra Technologies Corp., Class A(1)	18,600	$4,751,184

		$4,751,184

Energy Equipment & Services — 0.7%

Schlumberger, Ltd.	168,900	$6,789,780

		$6,789,780

Entertainment — 1.9%

Walt Disney Co. (The)	127,200	$18,396,936

		$18,396,936

Equity Real Estate Investment Trusts (REITs) — 4.3%

Lamar Advertising Co., Class A	170,600	$15,227,756

Mid-America Apartment Communities, Inc.	105,800	13,950,788

National Retail Properties, Inc.	208,400	11,174,408

		$40,352,952

Food Products — 0.8%

Conagra Brands, Inc.	208,800	$7,149,312

		$7,149,312

Health Care Equipment & Supplies — 3.9%

Danaher Corp.	115,100	$17,665,548

Medtronic PLC	167,400	18,991,530

		$36,657,078

Health Care Providers & Services — 3.8%

Anthem, Inc.	47,500	$14,346,425

UnitedHealth Group, Inc.	75,100	22,077,898

		$36,424,323

Independent Power and Renewable Electricity Producers — 1.2%

NextEra Energy Partners, L.P.	216,100	$11,377,665

		$11,377,665

7	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Insurance — 4.2%

Chubb, Ltd.	104,400	$16,250,904

First American Financial Corp.	191,200	11,150,784

Progressive Corp. (The)	168,700	12,212,193

		$39,613,881

Interactive Media & Services — 4.7%

Alphabet, Inc., Class A(1)	9,300	$12,456,327

Alphabet, Inc., Class C(1)	10,714	14,324,832

Facebook, Inc., Class A(1)	84,700	17,384,675

		$44,165,834

Internet & Direct Marketing Retail — 1.6%

Amazon.com, Inc.(1)	8,300	$15,337,072

		$15,337,072

IT Services — 5.7%

Cognizant Technology Solutions Corp., Class A	273,300	$16,950,066

Fidelity National Information Services, Inc.	114,800	15,967,532

Visa, Inc., Class A	110,200	20,706,580

		$53,624,178

Media — 1.3%

Comcast Corp., Class A	264,300	$11,885,571

		$11,885,571

Oil, Gas & Consumable Fuels — 4.6%

BP PLC	2,102,500	$13,226,413

ConocoPhillips	187,900	12,219,137

Enterprise Products Partners, LP	258,400	7,276,544

Phillips 66	95,200	10,606,232

		$43,328,326

Pharmaceuticals — 7.2%

AstraZeneca PLC ADR	192,300	$9,588,078

Eli Lilly & Co.	69,800	9,173,814

GlaxoSmithKline PLC ADR	205,000	9,632,950

Johnson & Johnson	172,000	25,089,640

Pfizer, Inc.	370,300	14,508,354

		$67,992,836

Professional Services — 1.1%

IHS Markit, Ltd.(1)	139,500	$10,511,325

		$10,511,325

Security	Shares	Value

Road & Rail — 0.8%

CSX Corp.	105,800	$7,655,688

		$7,655,688

Semiconductors & Semiconductor Equipment — 3.8%

Broadcom, Inc.	61,200	$19,340,424

Texas Instruments, Inc.	131,800	16,908,622

		$36,249,046

Software — 5.4%

Microsoft Corp.	324,467	$51,168,446

		$51,168,446

Specialty Retail — 5.0%

Best Buy Co., Inc.	142,000	$12,467,600

Home Depot, Inc. (The)	82,200	17,950,836

Lowe’s Cos., Inc.	144,800	17,341,248

		$47,759,684

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	150,237	$44,117,095

		$44,117,095

Textiles, Apparel & Luxury Goods — 0.8%

Gildan Activewear, Inc.	255,400	$7,541,962

		$7,541,962

Tobacco — 1.3%

Philip Morris International, Inc.	145,400	$12,372,086

		$12,372,086

Total Common Stocks (identified cost $728,704,475)		$943,707,147

8	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	3,124,549	$3,124,549

Total Short-Term Investments (identified cost $3,124,254)		$3,124,549

Total Investments — 100.0% (identified cost $731,828,729)		$946,831,696

Other Assets, Less Liabilities — (0.0)%(3)		$(153,334)

Net Assets — 100.0%		$946,678,362

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

(3)	Amount is less than (0.05)%.

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $728,704,475)	$943,707,147

Affiliated investment, at value (identified cost, $3,124,254)	3,124,549

Dividends receivable	1,079,230

Dividends receivable from affiliated investment	3,185

Receivable for Fund shares sold	153,302

Securities lending income receivable	816

Tax reclaims receivable	472,958

Total assets	$948,541,187

Liabilities

Payable for Fund shares redeemed	$757,579

Payable to affiliates:

Investment adviser fee	507,636

Distribution and service fees	196,599

Trustees’ fees	11,180

Accrued expenses	389,831

Total liabilities	$1,862,825

Net Assets	$946,678,362

Sources of Net Assets

Paid-in capital	$722,745,200

Distributable earnings	223,933,162

Total	$946,678,362

Class A Shares

Net Assets	$706,042,521

Shares Outstanding	45,231,092

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.61

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$16.56

Class C Shares

Net Assets	$56,585,420

Shares Outstanding	3,601,460

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$15.71

Class I Shares

Net Assets	$184,050,421

Shares Outstanding	11,801,472

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $62,170)	$22,930,470

Dividends from affiliated investment	36,043

Securities lending income, net	50,402

Total investment income	$23,016,915

Expenses

Investment adviser fee	$5,692,354

Distribution and service fees

Class A	1,642,613

Class C	668,200

Trustees’ fees and expenses	46,378

Custodian fee	218,723

Transfer and dividend disbursing agent fees	579,336

Legal and accounting services	95,936

Printing and postage	62,263

Registration fees	50,763

Miscellaneous	69,985

Total expenses	$9,126,551

Net investment income	$13,890,364

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$39,597,241

Investment transactions — affiliated investment	473

Foreign currency transactions	(10,295)

Net realized gain	$39,587,419

Change in unrealized appreciation (depreciation) —

Investments	$185,441,398

Investments — affiliated investment	173

Foreign currency	25,649

Net change in unrealized appreciation (depreciation)	$185,467,220

Net realized and unrealized gain	$225,054,639

Net increase in net assets from operations	$238,945,003

11	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$13,890,364	$15,129,134

Net realized gain	39,587,419	61,838,152

Net change in unrealized appreciation (depreciation)	185,467,220	(121,209,521)

Net increase (decrease) in net assets from operations	$238,945,003	$(44,242,235)

Distributions to shareholders —

Class A	$(33,030,164)	$(57,837,835)

Class C	(2,459,995)	(10,520,298)

Class I	(8,866,386)	(15,180,599)

Total distributions to shareholders	$(44,356,545)	$(83,538,732)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$23,949,621	$33,642,047

Class C	4,164,570	7,151,055

Class I	28,404,364	39,331,886

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	28,167,592	49,523,310

Class C	2,196,425	9,745,958

Class I	8,147,696	13,846,361

Cost of shares redeemed

Class A	(99,367,228)	(110,827,967)

Class C	(20,862,137)	(41,604,558)

Class I	(34,763,671)	(49,296,866)

Net asset value of shares converted

Class A	52,800,847	—

Class C	(52,800,847)	—

Net decrease in net assets from Fund share transactions	$(59,962,768)	$(48,488,774)

Net increase (decrease) in net assets	$134,625,690	$(176,269,741)

Net Assets

At beginning of year	$812,052,672	$988,322,413

At end of year	$946,678,362	$812,052,672

12	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$12.510	$14.550		$13.510	$13.110	$14.190

Income (Loss) From Operations

Net investment income(1)	$0.227	$0.242		$0.282	$0.278	$0.238

Net realized and unrealized gain (loss)	3.607	(0.942)		2.212	0.907	0.178

Total income (loss) from operations	$3.834	$(0.700)		$2.494	$1.185	$0.416

Less Distributions

From net investment income	$(0.264)	$(0.264)		$(0.264)	$(0.264)	$(0.236)

From net realized gain	(0.470)	(1.076)		(1.190)	(0.521)	(1.260)

Total distributions	$(0.734)	$(1.340)		$(1.454)	$(0.785)	$(1.496)

Net asset value — End of year	$15.610	$12.510		$14.550	$13.510	$13.110

Total Return(2)	31.09%	(5.40)%		18.89%	9.21%	2.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$706,043	$558,487		$674,421	$685,372	$711,199

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.01%	1.02%		1.03%	1.04%	1.04%

Net investment income	1.57%	1.66%		1.98%	2.09%	1.67%

Portfolio Turnover of the Portfolio(5)	—	37	%(6)	86%	97%	99%

Portfolio Turnover of the Fund	55%	41	%(6)(7)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

13	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$12.580	$14.620		$13.580	$13.160	$14.250

Income (Loss) From Operations

Net investment income(1)	$0.115	$0.133		$0.177	$0.179	$0.132

Net realized and unrealized gain (loss)	3.636	(0.945)		2.209	0.926	0.167

Total income (loss) from operations	$3.751	$(0.812)		$2.386	$1.105	$0.299

Less Distributions

From net investment income	$(0.151)	$(0.152)		$(0.156)	$(0.164)	$(0.129)

From net realized gain	(0.470)	(1.076)		(1.190)	(0.521)	(1.260)

Total distributions	$(0.621)	$(1.228)		$(1.346)	$(0.685)	$(1.389)

Net asset value — End of year	$15.710	$12.580		$14.620	$13.580	$13.160

Total Return(2)	30.13%	(6.09)%		17.89%	8.51%	2.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,585	$107,495		$149,298	$163,138	$165,915

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	1.77%	1.77%		1.78%	1.79%	1.79%

Net investment income	0.80%	0.91%		1.24%	1.34%	0.92%

Portfolio Turnover of the Portfolio(5)	—	37	%(6)	86%	97%	99%

Portfolio Turnover of the Fund	55%	41	%(6)(7)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

14	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018		2017	2016	2015

Net asset value — Beginning of year	$12.500	$14.530		$13.500	$13.100	$14.180

Income (Loss) From Operations

Net investment income(1)	$0.262	$0.279		$0.316	$0.312	$0.274

Net realized and unrealized gain (loss)	3.608	(0.932)		2.204	0.906	0.178

Total income (loss) from operations	$3.870	$(0.653)		$2.520	$1.218	$0.452

Less Distributions

From net investment income	$(0.300)	$(0.301)		$(0.300)	$(0.297)	$(0.272)

From net realized gain	(0.470)	(1.076)		(1.190)	(0.521)	(1.260)

Total distributions	$(0.770)	$(1.377)		$(1.490)	$(0.818)	$(1.532)

Net asset value — End of year	$15.600	$12.500		$14.530	$13.500	$13.100

Total Return(2)	31.44%	(5.10)%		19.12%	9.49%	3.10%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$184,050	$146,070		$164,604	$113,726	$107,963

Ratios (as a percentage of average daily net assets):(3)

Expenses(4)	0.76%	0.77%		0.78%	0.79%	0.79%

Net investment income	1.82%	1.92%		2.22%	2.35%	1.92%

Portfolio Turnover of the Portfolio(5)	—	37	%(6)	86%	97%	99%

Portfolio Turnover of the Fund	55%	41	%(6)(7)	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 11, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Dividend Builder Portfolio, a Massachusetts business trust having the same investment objective and policies as the Fund, in which the Fund invested all of its investable assets prior to June 11, 2018.

15	See Notes to Financial Statements.

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Dividend Builder Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Effective January 25, 2019, Class C shares generally will automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Fund’s financial statements for such outstanding reclaims.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

16

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements — continued

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$17,556,442	$33,393,057

Long-term capital gains	$26,800,103	$50,145,675

During the year ended December 31, 2019, distributable earnings was decreased by $2,972,100 and paid-in capital was increased by $2,972,100 due to the Fund’s use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$4,873,890

Undistributed long-term capital gains	$5,712,267

Net unrealized appreciation	$213,347,005

17

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$733,512,110

Gross unrealized appreciation	$218,382,182

Gross unrealized depreciation	(5,062,596)

Net unrealized appreciation	$213,319,586

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $1.5 billion, 0.550% from $1.5 billion up to $2 billion, 0.500% from $2 billion up to $3 billion and at reduced rates on daily net assets of $3 billion or more, and is payable monthly. For the year ended December 31, 2019, the investment adviser fee amounted to $5,692,354 or 0.64% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $104,741 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,781 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $1,642,613 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $501,150 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $167,050 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

18

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $491,400,006 and $579,037,248, respectively, for the year ended December 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	1,656,682	2,359,977

Issued to shareholders electing to receive payments of distributions in Fund shares	1,906,692	3,615,097

Redemptions	(6,912,680)	(7,693,976)

Converted from Class C shares	3,937,445	—

Net increase (decrease)	588,139	(1,718,902)

	Year Ended December 31,
Class C	2019	2018

Sales	284,321	497,780

Issued to shareholders electing to receive payments of distributions in Fund shares	147,852	710,355

Redemptions	(1,460,281)	(2,875,129)

Converted to Class A shares	(3,913,810)	—

Net decrease	(4,941,918)	(1,666,994)

	Year Ended December 31,
Class I	2019	2018

Sales	1,984,411	2,739,086

Issued to shareholders electing to receive payments of distributions in Fund shares	552,655	1,010,772

Redemptions	(2,422,215)	(3,388,128)

Net increase	114,851	361,730

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

19

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements — continued

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2019, the Fund had no securities on loan.

10  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $3,124,549, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$1,475,314	$102,310,622	$(100,662,033)	$473	$173	$3,124,549	$36,043	3,124,549

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20

Eaton Vance

Dividend Builder Fund

December 31, 2019

Notes to Financial Statements — continued

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$111,746,121	$—		$—	$111,746,121

Consumer Discretionary	70,638,718	—		—	70,638,718

Consumer Staples	55,233,731	—		—	55,233,731

Energy	36,891,693	13,226,413		—	50,118,106

Financials	118,445,863	—		—	118,445,863

Health Care	163,191,529	—		—	163,191,529

Industrials	78,742,632	—		—	78,742,632

Information Technology	204,959,797	—		—	204,959,797

Materials	24,525,337	—		—	24,525,337

Real Estate	40,352,952	—		—	40,352,952

Utilities	25,752,361	—		—	25,752,361

Total Common Stocks	$930,480,734	$13,226,413	*	$—	$943,707,147

Short-Term Investments	$—	$3,124,549		$—	$3,124,549

Total Investments	$930,480,734	$16,350,962		$—	$946,831,696

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

21

Eaton Vance

Dividend Builder Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Dividend Builder Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Builder Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Dividend Builder Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $20,221,806, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 81.22% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $27,456,862 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Dividend Builder Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

24

Eaton Vance

Dividend Builder Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

159    12.31.19

Eaton Vance

Greater India Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Greater India Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	17 and 29

Federal Tax Information	18

Management and Organization	30

Important Notices	33

Eaton Vance

Greater India Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During an election year in which Prime Minister Modi’s Bharatiya Janata Party (BJP)-led National Democratic Alliance returned to power in May 2019, India’s stock market reacted positively during the 12-month period ended December 31, 2019. Despite geopolitical tensions with Pakistan, uncertainties over the elections and government budgets, the MSCI India Index (the Index)2 returned 7.58% during the period.

In July 2019, India’s finance minister presented a fiscal year budget that focused on investment-led growth instead of providing a near-term consumption stimulus. Following the budget announcement, the Indian equity market corrected substantially, eliminating year-to-date gains primary due to concerns related to proposed surcharge increases on high-income individuals including a segment of foreign investors.

Following the budget announcement, the government also announced a series of measures to boost the economy and revive investor sentiment. Those measures included enhancing banking liquidity and credit; support for the automotive sector; public sector bank consolidation; improved governance standards; and relief for exporters and the housing sector. The biggest surprise was a domestic corporate tax rate cut — from a peak rate of 30% down to 22% — that helped trigger the biggest single-day jump in stock prices in over a decade.

In October 2019, the Reserve Bank of India reduced its repo rate — the rate at which the central bank lends money to commercial banks — for the fifth time during the year, lowering it by 135 basis points. In November, India’s Finance Minister announced the creation of a INR 250 billion fund to provide priority debt financing for the completion of stalled housing projects that are in the affordable/middle-income housing sector. This action was considered positive for real-estate focused non-banking finance companies in need of liquidity to help revive stuck projects.

India’s real GDP growth decelerated from 5.0% in the second quarter of 2019, to 4.5% in the third quarter of 2019 on a year-over-year basis, which was in line with consensus expectations.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Greater India Fund (the Fund) returned 10.46% for Class A shares at net asset value (NAV), outperforming the Index, which returned 7.58%.

Strong stock selection drove the Fund’s outperformance during the period, while sector allocation modestly detracted. Stock selection was strongest in the health care, consumer discretionary, financials and communication services sectors. An overweight allocation to financials and an underweight allocation to utilities contributed to relative performance versus the Index.

Within the communication services sector, an overweight position in Info Edge India, Ltd. (Info Edge), a leading Internet company, was the largest contributor to returns relative to the Index. Info Edge’s naukri.com is a leader in the online job search market in India. The stock outperformed the interactive media & services market on the back of robust billings growth during the period.

An out-of-Index position in Abbott India, Ltd., a top pharmaceutical manufacturer within India’s health care sector, contributed to returns during the period. The stock outperformed as the company reported strong quarterly results and the company’s leading brands grew faster than competitors’ during the period.

Stock selection was weakest in the materials and information technology sectors, while certain holdings within the communication services and energy sectors were also detractors. An underweight allocation to energy was the largest detractor from a sector allocation standpoint during the period.

Within the energy sector, an underweight position in Reliance Industries, Ltd. (Reliance), a refiner and manufacturer of petro-chemicals, was the largest detractor relative to the Index. One of the largest companies in India by market capitalization, Reliance’s stock price rose on the back of strong business performance during the period.

An underweight position in Bharti Airtel, Ltd., a telecom services provider, detracted from returns relative to the Index. The Indian telecom industry has faced intensifying competition over the past three years, resulting in shrinking revenues and a tightening of margins causing industry consolidation. The company’s stock price outperformed the industry on the back of strong business fundamentals.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Greater India Fund

December 31, 2019

Performance2,3

Portfolio Manager Hiren Dasani, CFA, of Goldman Sachs Asset Management, L.P. (GSAM)

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/02/1994	05/02/1994	10.46%	6.51%	5.04%
Class A with 5.75% Maximum Sales Charge	—	—	4.12	5.25	4.43
Class C at NAV	07/07/2006	05/02/1994	9.69	5.77	4.33
Class C with 1% Maximum Sales Charge	—	—	8.69	5.77	4.33
Class I at NAV	10/01/2009	05/02/1994	10.79	6.83	5.37
MSCI India Index	—	—	7.58%	5.06%	3.85%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
			1.62%	2.32%	1.32%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$15,276	N.A.
Class I	$250,000	12/31/2009	$421,902	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Greater India Fund

December 31, 2019

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Infosys, Ltd.	9.2%

Reliance Industries, Ltd.	7.2

ICICI Bank, Ltd.	7.0

Axis Bank, Ltd.	6.4

Maruti Suzuki India, Ltd.	5.4

Housing Development Finance Corp., Ltd.	4.8

Bajaj Finance, Ltd.	4.2

HDFC Bank, Ltd.	4.1

Info Edge India, Ltd.	2.9

Bharat Petroleum Corp., Ltd.	2.9

Total	54.1%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater India Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI India Index is an unmanaged index of common stocks traded in the India market. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective September 15, 2016, Goldman Sachs Asset Management International (GSAM beginning October 19, 2017) began sub-advising the Fund. Performance prior to September 15, 2016, reflects the Fund’s performance under a former sub-adviser.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]

Fund primarily invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund and may also invest directly. Unless otherwise noted, references to investments are to the aggregate holdings of the Fund and the Portfolio.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater India Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,043.30	$8.29	1.61%
Class C	$1,000.00	$1,039.60	$11.88	2.31%
Class I	$1,000.00	$1,045.20	$6.75	1.31%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.19	1.61%
Class C	$1,000.00	$1,013.60	$11.72	2.31%
Class I	$1,000.00	$1,018.60	$6.67	1.31%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Greater India Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Investment in Greater India Portfolio, at value (identified cost, $156,458,064)	$216,810,518

Receivable for Fund shares sold	51,090

Total assets	$216,861,608

Liabilities

Payable for Fund shares redeemed	$683,858

Payable to affiliates:

Administration fee	27,538

Distribution and service fees	51,729

Trustees’ fees	125

Accrued expenses	104,171

Total liabilities	$867,421

Net Assets	$215,994,187

Sources of Net Assets

Paid-in capital	$159,601,422

Distributable earnings	56,392,765

Total	$215,994,187

Class A Shares

Net Assets	$163,335,273

Shares Outstanding	4,761,639

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$34.30

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$36.39

Class C Shares

Net Assets	$11,898,180

Shares Outstanding	407,028

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$29.23

Class I Shares

Net Assets	$40,760,734

Shares Outstanding	1,158,186

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$35.19

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends allocated from Portfolio	$2,158,676

Interest allocated from Portfolio	70,434

Expenses allocated from Portfolio	(2,081,503)

Total investment income from Portfolio	$147,607

Expenses

Administration fee	$317,131

Distribution and service fees

Class A	477,742

Class B	2,677

Class C	137,525

Trustees’ fees and expenses	500

Custodian fee	24,742

Transfer and dividend disbursing agent fees	238,842

Legal and accounting services	32,884

Printing and postage	45,720

Registration fees	58,535

Miscellaneous	14,251

Total expenses	$1,350,549

Net investment loss	$(1,202,942)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —

Investment transactions	$2,289,839

Financial futures contracts	12,955

Foreign currency transactions	(69,182)

Net realized gain	$2,233,612

Change in unrealized appreciation (depreciation) —

Investments	$20,051,173

Financial futures contracts	(109,516)

Foreign currency	(4,063)

Net change in unrealized appreciation (depreciation)	$19,937,594

Net realized and unrealized gain	$22,171,206

Net increase in net assets from operations	$20,968,264

8	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(1,202,942)	$(1,121,824)

Net realized gain	2,233,612	10,201,255

Net change in unrealized appreciation (depreciation)	19,937,594	(41,771,783)

Net increase (decrease) in net assets from operations	$20,968,264	$(32,692,352)

Distributions to shareholders —

Class A	$(4,591,828)	$(1,884,637)

Class B	(8,912)	(13,568)

Class C	(433,321)	(325,992)

Class I	(1,059,604)	(459,954)

Total distributions to shareholders	$(6,093,665)	$(2,684,151)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$8,144,780	$11,152,692

Class B	736	5,913

Class C	1,654,639	1,727,576

Class I	17,577,702	13,797,287

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	4,145,063	1,696,856

Class B	8,067	12,588

Class C	376,242	299,083

Class I	864,768	368,069

Cost of shares redeemed

Class A	(22,105,068)	(28,089,646)

Class B	(50,711)	(182,325)

Class C	(4,331,484)	(6,291,868)

Class I	(17,968,399)	(19,199,899)

Net asset value of shares converted(1)

Class A	8,818,338	1,085,292

Class B	(564,214)	(1,085,292)

Class C	(8,254,124)	—

Net decrease in net assets from Fund share transactions	$(11,683,665)	$(24,703,674)

Net increase (decrease) in net assets	$3,190,934	$(60,080,177)

Net Assets

At beginning of year	$212,803,253	$272,883,430

At end of year	$215,994,187	$212,803,253

(1)	Includes the conversion of Class B to Class A shares at the close of business on August 15, 2019 upon the termination of Class B.

9	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$32.020	$36.830	$26.300	$25.770		$27.310

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.188)	$(0.150)	$0.016	$(0.200)		$(0.245)

Net realized and unrealized gain (loss)	3.424	(4.284)	11.737	0.878		(1.090)

Total income (loss) from operations	$3.236	$(4.434)	$11.753	$0.678		$(1.335)

Less Distributions

From net investment income	$—	$(0.376)	$(1.223)	$(0.148)		$(0.205)

From net realized gain	(0.956)	—	—	—		—

Total distributions	$(0.956)	$(0.376)	$(1.223)	$(0.148)		$(0.205)

Net asset value — End of year	$34.300	$32.020	$36.830	$26.300		$25.770

Total Return(2)	10.46%	(12.13)%	44.80%	2.64	%(3)	(4.96	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$163,335	$152,967	$192,016	$149,950		$172,386

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.63%	1.62%	1.68%	1.88	%(3)	1.88	%(3)

Net investment income (loss)	(0.58)%	(0.44)%	0.05%	(0.75)%		(0.88)%

Portfolio Turnover of the Portfolio	21%	29%	25%	91%		30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% and 0.02% of average daily net assets for the years ended December 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

10	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$27.620	$32.050	$23.020	$22.580		$24.120

Income (Loss) From Operations

Net investment loss(1)	$(0.363)	$(0.334)	$(0.186)	$(0.336)		$(0.383)

Net realized and unrealized gain (loss)	2.929	(3.720)	10.247	0.776		(0.954)

Total income (loss) from operations	$2.566	$(4.054)	$10.061	$0.440		$(1.337)

Less Distributions

From net investment income	$—	$(0.376)	$(1.031)	$—		$(0.203)

From net realized gain	(0.956)	—	—	—		—

Total distributions	$(0.956)	$(0.376)	$(1.031)	$—		$(0.203)

Net asset value — End of year	$29.230	$27.620	$32.050	$23.020		$22.580

Total Return(2)	9.69%	(12.76)%	43.81%	1.95	%(3)	(5.63	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$11,898	$21,891	$30,195	$22,335		$28,276

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	2.33%	2.32%	2.38%	2.58	%(3)	2.58	%(3)

Net investment loss	(1.30)%	(1.14)%	(0.65)%	(1.44)%		(1.56)%

Portfolio Turnover of the Portfolio	21%	29%	25%	91%		30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% and 0.02% of average daily net assets for the years ended December 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

11	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018	2017	2016		2015

Net asset value — Beginning of year	$32.730	$37.520	$26.770	$26.230		$27.710

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.092)	$(0.047)	$0.140	$(0.126)		$(0.166)

Net realized and unrealized gain (loss)	3.508	(4.367)	11.936	0.900		(1.108)

Total income (loss) from operations	$3.416	$(4.414)	$12.076	$0.774		$(1.274)

Less Distributions

From net investment income	$—	$(0.376)	$(1.326)	$(0.234)		$(0.206)

From net realized gain	(0.956)	—	—	—		—

Total distributions	$(0.956)	$(0.376)	$(1.326)	$(0.234)		$(0.206)

Net asset value — End of year	$35.190	$32.730	$37.520	$26.770		$26.230

Total Return(2)	10.79%	(11.85)%	45.22%	2.97	%(3)	(4.70	)%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$40,761	$37,330	$48,595	$26,866		$29,959

Ratios (as a percentage of average daily net assets):(4)

Expenses(5)	1.33%	1.32%	1.38%	1.58	%(3)	1.58	%(3)

Net investment income (loss)	(0.27)%	(0.14)%	0.41%	(0.46)%		(0.59)%

Portfolio Turnover of the Portfolio	21%	29%	25%	91%		30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and sub-adviser of the Portfolio reimbursed certain operating expenses (equal to 0.02% and 0.02% of average daily net assets for the years ended December 31, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Greater India Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater India Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. The Fund previously offered Class B shares, which beginning January 1, 2012, were only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Class B shares automatically converted to Class A shares eight years after their purchase as described in the Fund’s prospectus. At the close of business on August 15, 2019, Class B shares were converted to Class A shares and Class B was terminated. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater India Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2019). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal and Other Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on a trade date basis.

13

Eaton Vance

Greater India Fund

December 31, 2019

Notes to Financial Statements — continued

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$—	$2,684,151

Long-term capital gains	$6,093,665	$—

During the year ended December 31, 2019, distributable earnings was increased by $1,288,424 and paid-in capital was decreased by $1,288,424 due to differences between book and tax accounting for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$564,160

Net unrealized appreciation	$55,828,605

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets that are not invested in other investment companies for which BMR or its affiliates serve as investment adviser and receive an advisory fee (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Fund. For the year ended December 31, 2019, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2019, the administration fee amounted to $317,131.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $33,308 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,266 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $477,742 for Class A shares.

14

Eaton Vance

Greater India Fund

December 31, 2019

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and prior to August 16, 2019, Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund paid/pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $2,008 and $103,144 for Class B and Class C shares, respectively.

Pursuant to the Class B and Class C Plans, the Fund also made/makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $669 and $34,381 for Class B and Class C shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d) and for Class B, were further limited to a 5% maximum sales charge as determined in accordance with such rule.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase and prior to August 16, 2019, on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares was imposed at declining rates that began at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $5,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively, and no CDSCs paid by Class B shareholders.

6  Investment Transactions

For the year ended December 31, 2019, increases and decreases in the Fund’s investment in the Portfolio aggregated $12,649,694 and $31,342,570, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	251,172	322,437

Issued to shareholders electing to receive payments of distributions in Fund shares	135,062	48,083

Redemptions	(680,177)	(838,993)

Converted from Class B shares	18,163	32,196

Converted from Class C shares	260,718	—

Net decrease	(15,062)	(436,277)

	Year Ended December 31,
Class B	2019(1)	2018

Sales	28	184

Issued to shareholders electing to receive payments of distributions in Fund shares	305	409

Redemptions	(1,747)	(5,969)

Converted to Class A shares	(20,705)	(36,857)

Net decrease	(22,119)	(42,233)

15

Eaton Vance

Greater India Fund

December 31, 2019

Notes to Financial Statements — continued

	Year Ended December 31,
Class C	2019	2018

Sales	58,720	57,221

Issued to shareholders electing to receive payments of distributions in Fund shares	14,344	9,800

Redemptions	(155,685)	(216,692)

Converted to Class A shares	(302,832)	—

Net decrease	(385,453)	(149,671)

	Year Ended December 31,
Class I	2019	2018

Sales	529,425	394,522

Issued to shareholders electing to receive payments of distributions in Fund shares	27,497	10,218

Redemptions	(539,364)	(559,188)

Net increase (decrease)	17,558	(154,448)

(1)	At the close of business on August 15, 2019, Class B shares were converted into Class A and Class B was terminated.

16

Eaton Vance

Greater India Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Greater India Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater India Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

17

Eaton Vance

Greater India Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $565,344 or, if subsequently determined to be different, the net capital gain of such year.

18

Greater India Portfolio

December 31, 2019

Portfolio of Investments

Common Stocks — 99.4%
Security	Shares	Value

India — 99.4%

Airlines — 0.6%

InterGlobe Aviation, Ltd.(1)	69,143	$1,292,275

		$1,292,275

Auto Components — 1.2%

MRF, Ltd.	2,872	$2,664,593

		$2,664,593

Automobiles — 7.2%

Eicher Motors, Ltd.	12,698	$3,989,478

Maruti Suzuki India, Ltd.	112,782	11,647,093

		$15,636,571

Banks — 17.5%

Axis Bank, Ltd.	1,313,598	$13,856,438

HDFC Bank, Ltd.	500,807	8,960,056

ICICI Bank, Ltd.	1,988,851	15,075,973

		$37,892,467

Beverages — 0.7%

United Breweries, Ltd.	79,318	$1,410,077

		$1,410,077

Capital Markets — 1.0%

Reliance Nippon Life Asset Management, Ltd.(1)	423,638	$2,105,114

		$2,105,114

Construction & Engineering — 1.4%

Voltas, Ltd.	338,897	$3,116,423

		$3,116,423

Construction Materials — 2.8%

Dalmia Bharat, Ltd.	144,462	$1,638,494

UltraTech Cement, Ltd.	78,030	4,434,444

		$6,072,938

Consumer Finance — 5.4%

Bajaj Finance, Ltd.	154,929	$9,175,063

Mahindra & Mahindra Financial Services, Ltd.	211,453	953,691

Muthoot Finance, Ltd.	140,035	1,493,769

		$11,622,523

Security	Shares	Value

Diversified Financial Services — 1.4%

Bajaj Holdings & Investment, Ltd.	62,107	$2,974,220

		$2,974,220

Electrical Equipment — 0.2%

Graphite India, Ltd.	83,106	$352,867

		$352,867

Food Products — 2.3%

GlaxoSmithKline Consumer Healthcare, Ltd.	18,061	$2,097,027

Nestle India, Ltd.	14,010	2,899,503

		$4,996,530

Hotels, Restaurants & Leisure — 0.9%

Indian Hotels Co., Ltd. (The)	923,711	$1,868,566

		$1,868,566

Household Durables — 2.6%

Crompton Greaves Consumer Electricals, Ltd.	752,799	$2,521,469

Whirlpool of India, Ltd.	94,054	3,106,873

		$5,628,342

Household Products — 2.4%

Hindustan Unilever, Ltd.	191,309	$5,148,351

		$5,148,351

Insurance — 3.2%

ICICI Lombard General Insurance Co., Ltd.(1)	150,940	$2,920,655

SBI Life Insurance Co., Ltd.(1)	294,967	3,973,581

		$6,894,236

Interactive Media & Services — 2.9%

Info Edge India, Ltd.	179,046	$6,373,086

		$6,373,086

IT Services — 15.2%

HCL Technologies, Ltd.	666,868	$5,317,092

Infosys, Ltd.	1,934,828	19,948,081

Infosys, Ltd. ADR	123,774	1,277,348

Larsen & Toubro Infotech, Ltd.(1)	86,224	2,114,667

Tech Mahindra, Ltd.	404,122	4,310,827

		$32,968,015

19	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Life Sciences Tools & Services — 2.1%

Divi’s Laboratories, Ltd.	179,518	$4,626,298

		$4,626,298

Machinery — 1.9%

AIA Engineering, Ltd.	86,037	$1,988,567

Thermax, Ltd.	144,311	2,210,678

		$4,199,245

Metals & Mining — 0.6%

Hindustan Zinc, Ltd.(2)	239,372	$703,679

NMDC, Ltd.	323,564	585,666

		$1,289,345

Oil, Gas & Consumable Fuels — 10.1%

Bharat Petroleum Corp., Ltd.	906,962	$6,237,216

Reliance Industries, Ltd.	737,611	15,666,428

		$21,903,644

Personal Products — 2.4%

Marico, Ltd.	526,595	$2,514,426

Procter & Gamble Hygiene & Health Care, Ltd.	16,984	2,703,571

		$5,217,997

Pharmaceuticals — 4.7%

Abbott India, Ltd.	32,581	$5,955,485

Eris Lifesciences, Ltd.(1)(2)	105,000	696,506

Lupin, Ltd.	197,697	2,120,197

Torrent Pharmaceuticals, Ltd.	58,307	1,509,355

		$10,281,543

Real Estate Management & Development — 1.4%

Oberoi Realty, Ltd.	214,170	$1,592,175

Prestige Estates Projects, Ltd.	325,464	1,539,991

		$3,132,166

Textiles, Apparel & Luxury Goods — 0.6%

Aditya Birla Fashion and Retail, Ltd.(2)	387,379	$1,255,370

		$1,255,370

Thrifts & Mortgage Finance — 4.8%

Housing Development Finance Corp., Ltd.	310,202	$10,490,859

		$10,490,859

Security	Shares	Value

Wireless Telecommunication Services — 1.9%

Bharti Airtel, Ltd.	632,214	$4,039,196

		$4,039,196

Total India (identified cost $155,165,630)		$215,452,857

Total Common Stocks (identified cost $155,165,630)		$215,452,857

Total Investments — 99.4% (identified cost $155,165,630)		$215,452,857

Other Assets, Less Liabilities — 0.6%		$1,359,618

Net Assets — 100.0%		$216,812,475

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2019, the aggregate value of these securities is $13,102,798 or 6.0% of the Portfolio’s net assets.

(2)	Non-income producing security.

Abbreviations:

ADR	–	American Depositary Receipt

20	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $155,165,630)	$215,452,857

Cash	1,384,552

Receivable for investments sold	271,887

Receivable for foreign taxes	43,182

Total assets	$217,152,478

Liabilities

Payable for investments purchased	$1,699

Payable to affiliates:

Investment adviser fee	156,207

Trustees’ fees	2,823

Accrued expenses	179,274

Total liabilities	$340,003

Net Assets applicable to investors’ interest in Portfolio	$216,812,475

21	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends	$2,158,694

Interest	70,435

Total investment income	$2,229,129

Expenses

Investment adviser fee	$1,799,105

Trustees’ fees and expenses	11,975

Custodian fee	158,598

Legal and accounting services	98,254

Miscellaneous	13,588

Total expenses	$2,081,520

Net investment income	$147,609

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,289,863

Financial futures contracts	12,955

Foreign currency transactions	(69,183)

Net realized gain	$2,233,635

Change in unrealized appreciation (depreciation) —

Investments	$20,051,348

Financial futures contracts	(109,517)

Foreign currency	(4,064)

Net change in unrealized appreciation (depreciation)	$19,937,767

Net realized and unrealized gain	$22,171,402

Net increase in net assets from operations	$22,319,011

22	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$147,609	$459,186

Net realized gain	2,233,635	10,201,328

Net change in unrealized appreciation (depreciation)	19,937,767	(41,772,091)

Net increase (decrease) in net assets from operations	$22,319,011	$(31,111,577)

Capital transactions —

Contributions	$12,649,694	$9,325,256

Withdrawals	(31,342,570)	(38,464,729)

Net decrease in net assets from capital transactions	$(18,692,876)	$(29,139,473)

Net increase (decrease) in net assets	$3,626,135	$(60,251,050)

Net Assets

At beginning of year	$213,186,340	$273,437,390

At end of year	$216,812,475	$213,186,340

23	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Financial Highlights

	Year Ended December 31,
Ratios/Supplemental Data	2019	2018	2017	2016	2015

Ratios (as a percentage of average daily net assets):

Expenses(1)	0.98%	0.98%	0.98%	1.19%	1.23%

Net investment income (loss)	0.07%	0.19%	0.76%	(0.06)%	(0.23)%

Portfolio Turnover	21%	29%	25%	91%	30%

Total Return	11.17%	(11.57)%	45.78%	3.35%	(4.33)%

Net assets, end of year (000’s omitted)	$216,812	$213,186	$273,437	$203,663	$238,167

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

24	See Notes to Financial Statements.

Greater India Portfolio

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Greater India Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2019, Eaton Vance Greater India Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded, with adjustments for fair valuation for certain foreign financial futures contracts as described below.

Foreign Securities, Financial Futures Contracts and Currencies. Foreign securities, financial futures contracts and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities and certain exchange-traded foreign financial futures contracts generally is determined as of the close of trading on the principal exchange on which such securities and contracts trade. Foreign ownership of shares of certain Indian companies may be subject to limitations. When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors. Such shares are valued at the closing price for foreign investors as provided by the exchange on which they trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities and certain foreign financial futures contracts to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities and foreign financial futures contracts that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities and foreign financial futures contracts to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities and foreign financial futures contracts.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued.

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in India. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities, the holding period of such securities, the related tax rates, and the availability of any realized losses in excess of gains that may be carried forward to offset future gains. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on certain Indian securities sold at a gain are included in net realized gain (loss) on investments. As of March 31, 2019,

25

Greater India Portfolio

December 31, 2019

Notes to Financial Statements — continued

the Portfolio, for tax reporting in India, had accumulated losses of INR 1,605,271,344 (having a value of approximately $22,490,000 at December 31, 2019) that can be carried forward to offset future realized gains from the sale of certain Indian securities that would otherwise be subject to Indian capital gain taxes. These accumulated losses expire on March 31, 2020 (INR 535,151,798), March 31, 2022 (INR 90,144,310), March 31, 2026 (INR 74,501,836) and March 31, 2027 (INR 905,473,400). Of the accumulated losses as of March 31, 2019, INR 737,942,377 are short-term and INR 867,328,967 are long-term.

As of December 31, 2019, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing. The Portfolio also files a tax return in India annually as of March 31st. Such tax returns are subject to examination by the Indian tax authorities for open years as determined by the statute of limitations, which is generally a period of up to 7 years after a tax return is filed.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.85% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Portfolio who are not interested persons of BMR or the Portfolio and by vote of a majority of the holders of interest in the Portfolio. For the year ended December 31, 2019, the investment adviser fee amounted to $1,799,105 or 0.85% of the Portfolio’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Goldman Sachs Asset Management, L.P. a portion of its investment adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $43,217,601 and $56,310,401, respectively, for the year ended December 31, 2019.

26

Greater India Portfolio

December 31, 2019

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$162,495,287

Gross unrealized appreciation	$56,143,087

Gross unrealized depreciation	(3,185,517)

Net unrealized appreciation	$52,957,570

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2019, there were no obligations outstanding under these financial instruments.

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objective. During the year ended December 31, 2019, the Portfolio entered into equity index futures contracts to manage cash flows.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2019 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Financial futures contracts	$12,955	$(109,517)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2019, which is indicative of the volume of this derivative type, was approximately $5,476,000.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds

27

Greater India Portfolio

December 31, 2019

Notes to Financial Statements — continued

or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. Governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

8 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$—	$10,412,282		$—	$10,412,282

Consumer Discretionary	—	27,053,442		—	27,053,442

Consumer Staples	—	16,772,955		—	16,772,955

Energy	—	21,903,644		—	21,903,644

Financials	—	71,979,419		—	71,979,419

Health Care	—	14,907,841		—	14,907,841

Industrials	—	8,960,810		—	8,960,810

Information Technology	1,277,348	31,690,667		—	32,968,015

Materials	—	7,362,283		—	7,362,283

Real Estate	—	3,132,166		—	3,132,166

Total Common Stocks	$1,277,348	$214,175,509	*	$—	$215,452,857

Total Investments	$1,277,348	$214,175,509		$—	$215,452,857

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

28

Greater India Portfolio

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Greater India Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Greater India Portfolio (the “Portfolio”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

29

Eaton Vance

Greater India Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) and Greater India Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

30

Eaton Vance

Greater India Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

31

Eaton Vance

Greater India Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Edward J. Perkin 1972	President of the Portfolio	2014	Chief Equity Investment Officer and Vice President of EVM and BMR since 2014. Also Vice President of Calvert Research and Management (“CRM”) since 2016.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

33

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Sub-Adviser of Eaton Vance Greater India Fund and Greater India Portfolio

Goldman Sachs Asset Management, L.P.

200 West Street

New York, NY 10282

Administrator of Eaton Vance Greater India Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

142    12.31.19

Eaton Vance

Growth Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Management and Organization	25

Important Notices	27

Eaton Vance

Growth Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Growth Fund (the Fund) returned 30.38% for Class A shares at net asset value (NAV), underperforming its benchmark, the Russell 1000® Growth Index (the Index), which returned 36.39%

The Fund underperformed the Index due primarily to stock selection, although sector and industry allocation also detracted from relative performance. Of the 11 market sectors in the Index, the Fund had positive returns in the 10 sectors in which it was invested. The Index had positive returns in all 11 sectors, but only one sector — information technology (IT) — had returns that outpaced the Index as a whole.

As a diversified Fund, the returns relative to the Index during the period were constrained by the outperformance and concentrated stock leadership in the IT sector. Within the sector, Fund positions in the software industry were a drag on returns during the period. Security software company SailPoint Technologies Holdings, Inc. and webhosting leader GoDaddy, Inc. were among the Fund’s weakest individual performers as their stock prices retreated after disappointing financial results. The Fund’s biggest detractor was the underweighting of computer and smartphone leader Apple, Inc., which generated sizeable stock returns despite earnings deceleration.

Stock selection in the communication services sector also detracted from Fund results relative to the Index. While Walt Disney Co. was among the Fund’s best-performing stocks on an absolute basis, an overweight to the lagging entertainment industry offset strong absolute returns.

The financials sector hampered Fund performance relative to the Index during the period largely due to stock selection. Brokerage giant Charles Schwab Corp. was among the Fund’s poorest-performing stocks amid mounting competitive pressures on fees and the business implications of continued consolidation in the retail brokerage industry.

On the positive side, the health care sector contributed to relative Fund performance versus the Index due to stock selection. The best-performing stock within the Fund was biotech oncology company Loxo Oncology, Inc., an out-of-Index holding, whose stock price jumped when it was acquired by a major pharmaceutical company.

The consumer discretionary sector also contributed to Fund results relative to the Index due to stock selection. In the outperforming auto components industry, Aptiv PLC, a smart auto components manufacturer, was one of the Fund’s leading stocks after reporting strong sales growth. The Fund’s underweight position in the lagging hotels, restaurants & leisure industry also boosted Fund performance relative to the Index.

Stock selection and an underweight position in the industrials sector also aided Fund results relative to the Index, as the sector trailed during the period. In particular, the Fund’s lack of exposure to the underperforming industrial conglomerates and machinery industries contributed to relative Fund performance versus the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Growth Fund

December 31, 2019

Performance2,3

Portfolio Managers Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/09/2002	09/09/2002	30.38%	12.41%	12.95%
Class A with 5.75% Maximum Sales Charge	—	—	22.88	11.09	12.28
Class C at NAV	09/09/2002	09/09/2002	29.35	11.57	12.11
Class C with 1% Maximum Sales Charge	—	—	28.35	11.57	12.11
Class I at NAV	05/03/2007	09/09/2002	30.65	12.69	13.23
Class R at NAV	08/03/2009	09/09/2002	30.03	12.12	12.67
Russell 1000® Growth Index	—	—	36.39%	14.62%	15.21%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.09%	1.84%	0.84%	1.34%
Net		1.05	1.80	0.80	1.30

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$31,371	N.A.
Class I	$250,000	12/31/2009	$866,568	N.A.
Class R	$10,000	12/31/2009	$32,991	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Growth Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Amazon.com, Inc.	7.7%

Visa, Inc., Class A	6.4

Microsoft Corp.	5.2

Alphabet, Inc., Class C	4.6

Alphabet, Inc., Class A	3.5

Adobe, Inc.	3.3

salesforce.com, Inc.	3.2

QUALCOMM, Inc.	2.8

Facebook, Inc., Class A	2.6

Apple, Inc.	2.1

Total	41.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Growth Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Growth Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,095.10	$5.54	**	1.05%
Class C	$1,000.00	$1,090.50	$9.48	**	1.80%
Class I	$1,000.00	$1,096.10	$4.23	**	0.80%
Class R	$1,000.00	$1,093.30	$6.86	**	1.30%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.90	$5.35	**	1.05%
Class C	$1,000.00	$1,016.10	$9.15	**	1.80%
Class I	$1,000.00	$1,021.20	$4.08	**	0.80%
Class R	$1,000.00	$1,018.70	$6.61	**	1.30%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Growth Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 99.5%
Security	Shares	Value

Aerospace & Defense — 2.8%

Boeing Co. (The)	11,149	$3,631,898

Hexcel Corp.	30,176	2,212,202

Raytheon Co.	13,682	3,006,483

		$8,850,583

Auto Components — 1.9%

Aptiv PLC	65,303	$6,201,826

		$6,201,826

Banks — 3.2%

Bank of America Corp.	154,228	$5,431,910

JPMorgan Chase & Co.	34,721	4,840,107

		$10,272,017

Beverages — 1.4%

Coca-Cola Co. (The)	54,728	$3,029,195

PepsiCo, Inc.	10,960	1,497,903

		$4,527,098

Biotechnology — 3.4%

Amgen, Inc.	3,593	$866,165

Argenx SE ADR(1)	13,135	2,108,430

Blueprint Medicines Corp.(1)	23,281	1,865,041

Deciphera Pharmaceuticals, Inc.(1)	12,500	778,000

Exact Sciences Corp.(1)(2)	19,210	1,776,541

Mirati Therapeutics, Inc.(1)(2)	8,918	1,149,173

Vertex Pharmaceuticals, Inc.(1)	11,442	2,505,226

		$11,048,576

Building Products — 0.7%

Fortune Brands Home & Security, Inc.	32,747	$2,139,689

		$2,139,689

Capital Markets — 1.1%

Charles Schwab Corp. (The)	71,777	$3,413,714

		$3,413,714

Chemicals — 1.0%

LyondellBasell Industries NV, Class A	22,910	$2,164,537

Sherwin-Williams Co. (The)	1,752	1,022,362

		$3,186,899

Security	Shares	Value

Commercial Services & Supplies — 1.5%

Waste Connections, Inc.	24,582	$2,231,800

Waste Management, Inc.	24,017	2,736,977

		$4,968,777

Communications Equipment — 0.8%

Arista Networks, Inc.(1)	12,328	$2,507,515

		$2,507,515

Containers & Packaging — 0.7%

Avery Dennison Corp.	16,570	$2,167,687

		$2,167,687

Electrical Equipment — 1.4%

AMETEK, Inc.	44,928	$4,481,119

		$4,481,119

Electronic Equipment, Instruments & Components — 1.6%

Zebra Technologies Corp., Class A(1)	20,065	$5,125,404

		$5,125,404

Energy Equipment & Services — 0.8%

Schlumberger, Ltd.	64,088	$2,576,338

		$2,576,338

Entertainment — 2.0%

Netflix, Inc.(1)	4,281	$1,385,203

Walt Disney Co. (The)	34,404	4,975,851

		$6,361,054

Food Products — 0.6%

Mondelez International, Inc., Class A	35,710	$1,966,907

		$1,966,907

Health Care Equipment & Supplies — 5.5%

Abbott Laboratories	37,217	$3,232,669

Boston Scientific Corp.(1)	111,747	5,053,199

Danaher Corp.	24,191	3,712,835

Intuitive Surgical, Inc.(1)	9,784	5,783,811

		$17,782,514

Health Care Providers & Services — 1.9%

Anthem, Inc.	20,230	$6,110,067

		$6,110,067

7	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.6%

Planet Fitness, Inc., Class A(1)	35,609	$2,659,280

Wynn Resorts, Ltd.	18,406	2,556,041

		$5,215,321

Interactive Media & Services — 12.3%

Alphabet, Inc., Class A(1)	8,421	$11,279,003

Alphabet, Inc., Class C(1)	11,107	14,850,281

Facebook, Inc., Class A(1)	40,343	8,280,401

IAC/InterActiveCorp.(1)	12,524	3,119,854

Twitter, Inc.(1)	59,692	1,913,128

		$39,442,667

Internet & Direct Marketing Retail — 7.7%

Amazon.com, Inc.(1)	13,478	$24,905,187

		$24,905,187

IT Services — 10.2%

GoDaddy, Inc., Class A(1)	88,384	$6,003,041

PayPal Holdings, Inc.(1)	59,265	6,410,695

Visa, Inc., Class A	109,095	20,498,951

		$32,912,687

Life Sciences Tools & Services — 1.9%

10X Genomics, Inc., Class A(1)	12,837	$978,821

Agilent Technologies, Inc.	31,797	2,712,602

Illumina, Inc.(1)	7,378	2,447,578

		$6,139,001

Media — 0.7%

Fox Corp., Class A	57,209	$2,120,738

		$2,120,738

Pharmaceuticals — 4.0%

AstraZeneca PLC ADR	55,883	$2,786,326

Bristol-Myers Squibb Co.	59,953	3,848,383

Merck & Co., Inc.	69,620	6,331,939

		$12,966,648

Road & Rail — 0.8%

CSX Corp.	35,597	$2,575,799

		$2,575,799

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.4%

Micron Technology, Inc.(1)	66,267	$3,563,839

QUALCOMM, Inc.	103,756	9,154,392

Texas Instruments, Inc.	37,385	4,796,122

		$17,514,353

Software — 16.1%

Adobe, Inc.(1)	32,014	$10,558,537

Intuit, Inc.	21,629	5,665,284

Microsoft Corp.	105,550	16,645,235

Palo Alto Networks, Inc.(1)	8,700	2,011,875

SailPoint Technologies Holding, Inc.(1)	108,795	2,567,562

salesforce.com, Inc.(1)	64,309	10,459,216

Zscaler, Inc.(1)(2)	84,549	3,931,529

		$51,839,238

Specialty Retail — 2.7%

Lowe’s Cos., Inc.	54,730	$6,554,465

TJX Cos., Inc. (The)	34,703	2,118,965

		$8,673,430

Technology Hardware, Storage & Peripherals — 2.1%

Apple, Inc.	22,845	$6,708,434

		$6,708,434

Textiles, Apparel & Luxury Goods — 1.7%

NIKE, Inc., Class B	54,758	$5,547,533

		$5,547,533

Total Common Stocks (identified cost $169,441,585)		$320,248,820

Rights — 0.3%
Security	Shares	Value

Pharmaceuticals — 0.3%

Bristol-Myers Squibb Co. CVR, Exp. 3/31/21(1)	363,471	$1,094,048

Total Rights (identified cost $829,881)		$1,094,048

8	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 0.3%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(3)	891,636	$891,636

Total Short-Term Investments (identified cost $891,565)		$891,636

Total Investments — 100.1% (identified cost $171,163,031)		$322,234,504

Other Assets, Less Liabilities — (0.1)%		$(366,849)

Net Assets — 100.0%		$321,867,655

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at December 31, 2019. The aggregate market value of securities on loan at December 31, 2019 was $6,788,458.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

Abbreviations:

ADR	–	American Depositary Receipt

CVR	–	Contingent Value Rights

9	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value including $6,788,458 of securities on loan (identified cost, $170,271,466)	$321,342,868

Affiliated investment, at value (identified cost, $891,565)	891,636

Dividends receivable	150,015

Dividends receivable from affiliated investment	810

Receivable for Fund shares sold	93,680

Securities lending income receivable	634

Tax reclaims receivable	110,796

Receivable from affiliate	17,221

Total assets	$322,607,660

Liabilities

Payable for Fund shares redeemed	$300,573

Payable to affiliates:

Investment adviser fee	175,682

Distribution and service fees	65,372

Trustees’ fees	4,425

Accrued expenses	193,953

Total liabilities	$740,005

Net Assets	$321,867,655

Sources of Net Assets

Paid-in capital	$165,448,994

Distributable earnings	156,418,661

Total	$321,867,655

Class A Shares

Net Assets	$236,456,504

Shares Outstanding	8,406,995

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$28.13

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$29.85

Class C Shares

Net Assets	$17,501,109

Shares Outstanding	768,096

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$22.79

Class I Shares

Net Assets	$65,646,347

Shares Outstanding	2,247,974

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$29.20

Class R Shares

Net Assets	$2,263,695

Shares Outstanding	83,123

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$27.23

On sales of $50,000 or more, the offering price of Class A shares is reduced.
*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $15,214)	$2,962,093

Dividends from affiliated investment	22,524

Securities lending income, net	26,374

Total investment income	$3,010,991

Expenses

Investment adviser fee	$2,143,890

Distribution and service fees

Class A	569,710

Class C	215,972

Class R	14,458

Trustees’ fees and expenses	18,192

Custodian fee	87,506

Transfer and dividend disbursing agent fees	329,030

Legal and accounting services	55,165

Printing and postage	38,628

Registration fees	59,803

Miscellaneous	30,894

Total expenses	$3,563,248

Deduct —

Allocation of expenses to affiliate	$116,796

Total expense reductions	$116,796

Net expenses	$3,446,452

Net investment loss	$(435,461)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$38,424,135

Investment transactions — affiliated investment	(622)

Foreign currency transactions	91

Net realized gain	$38,423,604

Change in unrealized appreciation (depreciation) —

Investments	$49,261,393

Investments — affiliated investment	64

Foreign currency	(132)

Net change in unrealized appreciation (depreciation)	$49,261,325

Net realized and unrealized gain	$87,684,929

Net increase in net assets from operations	$87,249,468

11	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(435,461)	$(521,866)

Net realized gain	38,423,604	34,461,123

Net change in unrealized appreciation (depreciation)	49,261,325	(31,206,770)

Net increase in net assets from operations	$87,249,468	$2,732,487

Distributions to shareholders —

Class A	$(19,933,190)	$(24,204,622)

Class C	(1,838,413)	(5,206,991)

Class I	(5,682,677)	(9,715,041)

Class R	(190,725)	(374,416)

Total distributions to shareholders	$(27,645,005)	$(39,501,070)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$11,587,924	$16,474,915

Class C	1,833,899	4,753,672

Class I	15,275,659	21,385,481

Class R	407,315	742,398

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	18,389,458	22,215,152

Class C	1,635,011	4,834,021

Class I	5,539,930	9,519,787

Class R	157,118	296,311

Cost of shares redeemed

Class A	(38,424,586)	(36,050,791)

Class C	(8,928,687)	(11,236,195)

Class I	(50,226,391)	(21,372,672)

Class R	(1,903,334)	(1,151,015)

Net asset value of shares converted

Class A	16,669,280	—

Class C	(16,669,280)	—

Net increase (decrease) in net assets from Fund share transactions	$(44,656,684)	$10,411,064

Net increase (decrease) in net assets	$14,947,779	$(26,357,519)

Net Assets

At beginning of year	$306,919,876	$333,277,395

At end of year	$321,867,655	$306,919,876

12	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$23.610	$26.650		$22.300		$22.230		$21.670

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.037)	$(0.034)		$(0.021)		$0.047		$0.140

Net realized and unrealized gain	7.095	0.301		5.680		0.451		1.387

Total income from operations	$7.058	$0.267		$5.659		$0.498		$1.527

Less Distributions

From net investment income	$—	$—		$(0.029)		$(0.085)		$—

From net realized gain	(2.538)	(3.307)		(1.280)		(0.343)		(0.967)

Total distributions	$(2.538)	$(3.307)		$(1.309)		$(0.428)		$(0.967)

Net asset value — End of year	$28.130	$23.610		$26.650		$22.300		$22.230

Total Return(2)(3)	30.38%	0.27%		25.42%		2.32%		7.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$236,457	$190,017		$209,606		$194,018		$214,135

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	1.05%	1.05	%(5)	1.05	%(5)	1.05	%(5)	1.05	%(5)

Net investment income (loss)	(0.14)%	(0.12	)%(5)	(0.08	)%(5)	0.22	%(5)	0.62	%(5)

Portfolio Turnover of the Portfolio	—	20	%(6)(7)	50	%(7)	60	%(7)	55	%(7)

Portfolio Turnover of the Fund	40%	28	%(6)(8)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.06%, 0.08% and 0.07% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

13	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$19.660	$22.870		$19.410		$19.460		$19.230

Income (Loss) From Operations

Net investment loss(1)	$(0.206)	$(0.214)		$(0.183)		$(0.101)		$(0.025)

Net realized and unrealized gain	5.874	0.311		4.923		0.394		1.222

Total income from operations	$5.668	$0.097		$4.740		$0.293		$1.197

Less Distributions

From net realized gain	$(2.538)	$(3.307)		$(1.280)		$(0.343)		$(0.967)

Total distributions	$(2.538)	$(3.307)		$(1.280)		$(0.343)		$(0.967)

Net asset value — End of year	$22.790	$19.660		$22.870		$19.410		$19.460

Total Return(2)(3)	29.35%	(0.43)%		24.45%		1.57%		6.20%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,501	$35,061		$41,450		$41,272		$48,285

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	1.80%	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)

Net investment loss	(0.91)%	(0.87	)%(5)	(0.83	)%(5)	(0.53	)%(5)	(0.13	)%(5)

Portfolio Turnover of the Portfolio	—	20	%(6)(7)	50	%(7)	60	%(7)	55	%(7)

Portfolio Turnover of the Fund	40%	28	%(6)(8)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.06%, 0.08% and 0.07% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$24.380	$27.340		$22.850		$22.760		$22.120

Income (Loss) From Operations

Net investment income(1)	$0.029	$0.040		$0.043		$0.108		$0.192

Net realized and unrealized gain	7.329	0.307		5.820		0.461		1.415

Total income from operations	$7.358	$0.347		$5.863		$0.569		$1.607

Less Distributions

From net investment income	$—	$—		$(0.093)		$(0.136)		$—

From net realized gain	(2.538)	(3.307)		(1.280)		(0.343)		(0.967)

Total distributions	$(2.538)	$(3.307)		$(1.373)		$(0.479)		$(0.967)

Net asset value — End of year	$29.200	$24.380		$27.340		$22.850		$22.760

Total Return(2)(3)	30.65%	0.56%		25.72%		2.59%		7.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$65,646	$78,812		$78,775		$61,036		$58,746

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	0.80%	0.80	%(5)	0.80	%(5)	0.80	%(5)	0.80	%(5)

Net investment income	0.10%	0.14	%(5)	0.16	%(5)	0.48	%(5)	0.84	%(5)

Portfolio Turnover of the Portfolio	—	20	%(6)(7)	50	%(7)	60	%(7)	55	%(7)

Portfolio Turnover of the Fund	40%	28	%(6)(8)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.06%, 0.08% and 0.07% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(6)	Not annualized.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$22.980	$26.090		$21.880		$21.800		$21.320

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.105)	$(0.104)		$(0.082)		$(0.010)		$0.059

Net realized and unrealized gain	6.893	0.301		5.572		0.439		1.388

Total income from operations	$6.788	$0.197		$5.490		$0.429		$1.447

Less Distributions

From net investment income	$—	$—		$—		$(0.006)		$—

From net realized gain	(2.538)	(3.307)		(1.280)		(0.343)		(0.967)

Total distributions	$(2.538)	$(3.307)		$(1.280)		$(0.349)		$(0.967)

Net asset value — End of year	$27.230	$22.980		$26.090		$21.880		$21.800

Total Return(2)(3)	30.03%	0.01%		25.12%		2.03%		6.77%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,264	$3,030		$3,447		$3,217		$4,186

Ratios (as a percentage of average daily net assets):

Expenses(3)(4)	1.30%	1.30	%(5)	1.30	%(5)	1.30	%(5)	1.30	%(5)

Net investment income (loss)	(0.39)%	(0.37	)%(5)	(0.33	)%(5)	(0.05	)%(5)	0.27	%(5)

Portfolio Turnover of the Portfolio	—	20	%(6)(7)	50	%(7)	60	%(7)	55	%(7)

Portfolio Turnover of the Fund	40%	28	%(6)(8)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.04%, 0.04%, 0.06%, 0.08% and 0.07% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(8)	For the period from May 14, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Growth Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on May 11, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.
The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Other assets and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

17

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements — continued

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Long-term capital gains	$27,645,005	$39,501,070

During the year ended December 31, 2019, distributable earnings was decreased by $2,562,625 and paid-in capital was increased by $2,562,625 due to the Fund’s use of equalization accounting and differences between book and tax accounting for net operating losses. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$5,483,941

Net unrealized appreciation	$150,934,720

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$171,299,770

Gross unrealized appreciation	$152,007,885

Gross unrealized depreciation	(1,073,151)

Net unrealized appreciation	$150,934,734

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2019, the Fund’s investment adviser fee amounted to $2,143,890 or 0.65% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

18

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements — continued

EVM serves as the administrator of the Fund, but currently receives no compensation. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 1.30% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, EVM was allocated $116,796 of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $87,136 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $13,126 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $569,710 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $161,979 for Class C shares. The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2019, the Fund paid or accrued to EVD $7,229 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $53,993 and $7,229 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $1,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $130,421,426 and $203,318,344, respectively, for the year ended December 31, 2019. Included in sales are proceeds of $19,229,080 from the sale of securities by the Fund to investment companies advised by EVM or its affiliates that resulted in a net realized gain of $6,282,640.

19

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	424,596	576,003

Issued to shareholders electing to receive payments of distributions in Fund shares	683,115	885,772

Redemptions	(1,391,551)	(1,281,054)

Converted from Class C shares	643,576	—

Net increase	359,736	180,721

	Year Ended December 31,
Class C	2019	2018

Sales	80,631	200,067

Issued to shareholders electing to receive payments of distributions in Fund shares	74,932	231,293

Redemptions	(396,688)	(460,150)

Converted to Class A shares	(774,084)	—

Net decrease	(1,015,209)	(28,790)

	Year Ended December 31,
Class I	2019	2018

Sales	528,614	730,159

Issued to shareholders electing to receive payments of distributions in Fund shares	198,209	367,701

Redemptions	(1,711,650)	(746,214)

Net increase (decrease)	(984,827)	351,646

	Year Ended December 31,
Class R	2019	2018

Sales	15,637	27,438

Issued to shareholders electing to receive payments of distributions in Fund shares	6,027	12,134

Redemptions	(70,349)	(39,918)

Net decrease	(48,685)	(346)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because

20

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements — continued

the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

9  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral.

At December 31, 2019, the value of the securities loaned (all common stocks) and the value of the collateral received, which exceeded the value of the securities loaned, amounted to $6,788,458 and $6,915,204, respectively. Collateral received was comprised of U.S. government and/or agencies securities. The securities lending transactions have no contractual maturity date and each of the Fund and borrower has the option to terminate a loan at any time.

10  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $891,636, which represents 0.3% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$709,276	$47,361,573	$(47,178,655)	$(622)	$64	$891,636	$22,524	891,636

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Growth Fund

December 31, 2019

Notes to Financial Statements — continued

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$320,248,820	*	$—	$—	$320,248,820

Rights	1,094,048		—	—	1,094,048

Short-Term Investments	—		891,636	—	891,636

Total Investments	$321,342,868		$891,636	$—	$322,234,504

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

22

Eaton Vance

Growth Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

23

Eaton Vance

Growth Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $36,112,201 or, if subsequently determined to be different, the net capital gain of such year.

24

Eaton Vance

Growth Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

25

Eaton Vance

Growth Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

27

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1559    12.31.19

Eaton Vance

Large-Cap Value Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Large-Cap Value Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Management and Organization	27

Important Notices	30

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Large-Cap Value Fund (the Fund) returned 29.79% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 1000® Value Index (the Index), which returned 26.54%.

Stock selection in the financials, utilities, and consumer staples sectors contributed to Fund performance versus the Index. Underweighting Warren Buffet’s multinational conglomerate Berkshire Hathaway, Inc., relative to the Index, aided performance versus the Index in financials. While the stock delivered positive performance, it underperformed the broader equity market due to difficulties in its packaged-food holdings, including Kraft Heinz Co., challenges in its insurance businesses, and a weakening environment for its railroad holding, BNSF Railway Co. Elsewhere in financials, the Fund’s overweight positions in select bank stocks — PNC Financial Services Group, Inc. and Bank of America Corp. — helped relative results. After a difficult year in 2018, the banking industry performed generally well in 2019, as recession fears abated and interest rates appeared to stop falling in the final quarter of the year.

In the utilities sector, an overweight position in NextEra Energy, Inc. (NextEra) helped Fund returns relative to the Index. Aided by a focus on renewable energy sources, including wind and solar, NextEra reported steady revenue streams and profit growth during the period. An overweight holding in household and personal care products firm Procter & Gamble Co. aided relative performance in consumer staples. After several years of little to no growth in earnings per share, the company grew earnings in 2019 after bringing in a new CEO, driving down costs, and improving its product portfolio.

In contrast, communication services was the only sector to detract from performance versus the Index during the period, due to stock selection within the sector. Not owning telecom services provider and Index component AT&T, Inc. detracted from relative performance in the sector after an activist investor became involved with the company and its stock price appreciated outpacing its sector peers. Also in communication services, the Fund’s overweight position in broadband and cellular service provider Verizon Communications, Inc. hurt relative results, despite posting a double-digit price gain. The stock underperformed the broader market, held back by stiff pricing competition for wireless services and a slow launch of its much-anticipated 5G rollout.

Significant detractors from relative performance in other sectors included overweight positions in chemical firm DuPont de Nemours, Inc. (DuPont) in the materials sector and luxury fashion firm Tapestry, Inc. (Tapestry) — parent company of Coach, Kate Spade and Stuart Weitzman — in the consumer discretionary sector. Tapestry’s stock price declined as its Kate Spade brand underperformed investor expectations and management offered little visibility into how it planned to improve results. By period-end, the stock was sold from the Fund. Shares of Dupont declined in the second half of 2019 amid uncertainty around trade tensions and headwinds in key end markets, including automobiles and electronics.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Performance2,3

Portfolio Managers Edward J. Perkin, CFA, Aaron S. Dunn, CFA and Bradley T. Galko, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	09/23/1931	09/23/1931	29.79%	8.51%	10.14%
Class A with 5.75% Maximum Sales Charge	—	—	22.30	7.24	9.49
Class C at NAV	11/04/1994	09/23/1931	28.82	7.70	9.32
Class C with 1% Maximum Sales Charge	—	—	27.82	7.70	9.32
Class I at NAV	12/28/2004	09/23/1931	30.11	8.78	10.42
Class R at NAV	02/18/2004	09/23/1931	29.48	8.24	9.86
Class R6 at NAV	07/01/2014	09/23/1931	30.17	8.86	10.46
Russell 1000® Value Index	—	—	26.54%	8.28%	11.79%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.06%	1.81%	0.81%	1.31%	0.72%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$24,381	N.A.
Class I	$250,000	12/31/2009	$673,745	N.A.
Class R	$10,000	12/31/2009	$25,624	N.A.
Class R6	$1,000,000	12/31/2009	$2,706,651	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Verizon Communications, Inc.	4.2%

Berkshire Hathaway, Inc., Class B	3.9

Bank of America Corp.	3.4

Walt Disney Co. (The)	3.3

Procter & Gamble Co. (The)	2.7

Exxon Mobil Corp.	2.7

NextEra Energy, Inc.	2.4

PNC Financial Services Group, Inc. (The)	2.4

Mondelez International, Inc., Class A	2.2

Johnson & Johnson	2.2

Total	29.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective February 3, 2020, the Fund is managed by Edward J. Perkin, Aaron S. Dunn and Bradley T. Galko.

5

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,089.00	$5.48	1.04%
Class C	$1,000.00	$1,085.20	$9.41	1.79%
Class I	$1,000.00	$1,090.50	$4.16	0.79%
Class R	$1,000.00	$1,087.80	$6.79	1.29%
Class R6	$1,000.00	$1,090.80	$3.79	0.72%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30	1.04%
Class C	$1,000.00	$1,016.20	$9.10	1.79%
Class I	$1,000.00	$1,021.20	$4.02	0.79%
Class R	$1,000.00	$1,018.70	$6.56	1.29%
Class R6	$1,000.00	$1,021.60	$3.67	0.72%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

6

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 3.3%

Boeing Co. (The)	26,419	$8,606,254

Hexcel Corp.	223,513	16,385,738

Huntington Ingalls Industries, Inc.	74,307	18,642,140

Textron, Inc.	308,747	13,770,116

		$57,404,248

Banks — 8.7%

Bank of America Corp.	1,652,445	$58,199,113

KeyCorp	963,444	19,500,107

PNC Financial Services Group, Inc. (The)	258,945	41,335,390

Sterling Bancorp	555,618	11,712,427

U.S. Bancorp	309,079	18,325,294

		$149,072,331

Beverages — 2.7%

Constellation Brands, Inc., Class A	113,187	$21,477,233

PepsiCo, Inc.	183,356	25,059,265

		$46,536,498

Biotechnology — 1.2%

Gilead Sciences, Inc.	330,932	$21,503,961

		$21,503,961

Building Products — 0.6%

A.O. Smith Corp.	232,045	$11,054,624

		$11,054,624

Capital Markets — 4.5%

Goldman Sachs Group, Inc. (The)	127,457	$29,306,188

Northern Trust Corp.	178,031	18,914,014

Raymond James Financial, Inc.	319,266	28,561,536

		$76,781,738

Chemicals — 1.2%

DuPont de Nemours, Inc.	314,924	$20,218,121

		$20,218,121

Communications Equipment — 0.5%

Cisco Systems, Inc.	194,054	$9,306,830

		$9,306,830

Security	Shares	Value

Consumer Finance — 1.2%

American Express Co.	159,935	$19,910,308

		$19,910,308

Containers & Packaging — 1.0%

Packaging Corp. of America	148,822	$16,666,576

		$16,666,576

Diversified Financial Services — 3.9%

Berkshire Hathaway, Inc., Class B(1)	294,197	$66,635,620

		$66,635,620

Diversified Telecommunication Services — 4.2%

Verizon Communications, Inc.	1,188,064	$72,947,130

		$72,947,130

Electric Utilities — 4.4%

Edison International	440,373	$33,208,528

NextEra Energy, Inc.	172,772	41,838,467

		$75,046,995

Electrical Equipment — 1.6%

Eaton Corp. PLC	290,865	$27,550,733

		$27,550,733

Energy Equipment & Services — 1.0%

Schlumberger, Ltd.	419,103	$16,847,941

		$16,847,941

Entertainment — 3.3%

Walt Disney Co. (The)	388,085	$56,128,734

		$56,128,734

Equity Real Estate Investment Trusts (REITs) — 5.0%

AvalonBay Communities, Inc.	138,379	$29,018,076

Cousins Properties, Inc.	436,655	17,990,186

CubeSmart	820,675	25,834,849

Mid-America Apartment Communities, Inc.	98,065	12,930,851

		$85,773,962

Food Products — 2.2%

Mondelez International, Inc., Class A	694,944	$38,277,515

		$38,277,515

7	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Health Care Equipment & Supplies — 4.6%

Abbott Laboratories	304,691	$26,465,460

Baxter International, Inc.	260,211	21,758,844

Medtronic PLC	276,316	31,348,050

		$79,572,354

Health Care Providers & Services — 1.0%

Anthem, Inc.	57,640	$17,409,009

		$17,409,009

Hotels, Restaurants & Leisure — 0.8%

Marriott International, Inc., Class A	95,368	$14,441,576

		$14,441,576

Household Durables — 1.0%

D.R. Horton, Inc.	322,730	$17,024,007

		$17,024,007

Household Products — 2.7%

Procter & Gamble Co. (The)	378,097	$47,224,315

		$47,224,315

Insurance — 4.4%

Allstate Corp. (The)	201,466	$22,654,852

American International Group, Inc.	560,099	28,749,882

Progressive Corp. (The)	348,283	25,212,206

		$76,616,940

IT Services — 3.6%

Cognizant Technology Solutions Corp., Class A	508,586	$31,542,504

Fidelity National Information Services, Inc.	225,236	31,328,075

		$62,870,579

Machinery — 3.8%

Gardner Denver Holdings, Inc.(1)	642,532	$23,568,074

Parker-Hannifin Corp.	101,088	20,805,932

Stanley Black & Decker, Inc.	126,357	20,942,409

		$65,316,415

Media — 0.8%

Fox Corp., Class A	390,609	$14,479,876

		$14,479,876

Security	Shares	Value

Metals & Mining — 1.5%

Steel Dynamics, Inc.	745,192	$25,366,336

		$25,366,336

Multi-Utilities — 2.6%

CMS Energy Corp.	368,867	$23,179,602

Sempra Energy	142,308	21,556,816

		$44,736,418

Oil, Gas & Consumable Fuels — 7.4%

ConocoPhillips	477,545	$31,054,751

EOG Resources, Inc.	231,277	19,371,762

Exxon Mobil Corp.	655,898	45,768,563

Phillips 66	201,454	22,443,990

Pioneer Natural Resources Co.	61,598	9,324,089

		$127,963,155

Pharmaceuticals — 8.3%

Bristol-Myers Squibb Co.	522,792	$33,558,018

GlaxoSmithKline PLC ADR	563,516	26,479,617

Johnson & Johnson	257,114	37,505,219

Merck & Co., Inc.	212,550	19,331,423

Sanofi	263,367	26,449,271

		$143,323,548

Semiconductors & Semiconductor Equipment — 1.0%

NXP Semiconductors NV	67,610	$8,604,049

QUALCOMM, Inc.	90,480	7,983,050

		$16,587,099

Specialty Retail — 4.2%

Best Buy Co., Inc.	253,104	$22,222,531

Lowe’s Cos., Inc.	185,022	22,158,235

TJX Cos., Inc. (The)	301,165	18,389,135

Tractor Supply Co.	98,809	9,232,713

		$72,002,614

Textiles, Apparel & Luxury Goods — 0.5%

Ralph Lauren Corp., Class A	80,400	$9,424,488

		$9,424,488

8	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Tobacco — 1.1%

Altria Group, Inc.	373,241	$18,628,458

		$18,628,458

Total Common Stocks (identified cost $1,427,708,075)		$1,720,651,052

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	2,748,856	$2,748,856

Total Short-Term Investments (identified cost $2,748,651)		$2,748,856

Total Investments — 100.0% (identified cost $1,430,456,726)		$1,723,399,908

Other Assets, Less Liabilities — 0.0%(3)		$394,708

Net Assets — 100.0%		$1,723,794,616

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

(3)	Amount is less than 0.05%.

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $1,427,708,075)	$1,720,651,052

Affiliated investment fund, at value (identified cost, $2,748,651)	2,748,856

Dividends receivable	3,791,814

Dividends receivable from affiliated investment	4,218

Receivable for investments sold	7,797,649

Receivable for Fund shares sold	1,042,342

Tax reclaims receivable	1,015,351

Total assets	$1,737,051,282

Liabilities

Payable for Fund shares redeemed	$11,347,163

Payable to affiliates:

Investment adviser fee	911,797

Distribution and service fees	223,994

Trustees’ fees	21,425

Accrued expenses	752,287

Total liabilities	$13,256,666

Net Assets	$1,723,794,616

Sources of Net Assets

Paid-in capital	$1,426,050,009

Distributable earnings	297,744,607

Total	$1,723,794,616

10	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Statement of Assets and Liabilities — continued

Class A Shares	December 31, 2019

Net Assets	$711,972,374

Shares Outstanding	33,935,725

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$20.98

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$22.26

Class C Shares

Net Assets	$56,343,805

Shares Outstanding	2,676,892

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$21.05

Class I Shares

Net Assets	$819,291,959

Shares Outstanding	38,883,738

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.07

Class R Shares

Net Assets	$59,472,920

Shares Outstanding	2,842,927

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$20.92

Class R6 Shares

Net Assets	$76,713,558

Shares Outstanding	3,638,476

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$21.08

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $65,222)	$39,877,533

Dividends from affiliated investment	132,953

Securities lending income, net	10,773

Total investment income	$40,021,259

Expenses

Investment adviser fee	$10,551,262

Distribution and service fees

Class A	1,706,342

Class C	767,626

Class R	311,806

Trustees’ fees and expenses	87,928

Custodian fee	353,105

Transfer and dividend disbursing agent fees	1,425,587

Legal and accounting services	94,261

Printing and postage	152,409

Registration fees	79,009

ReFlow liquidity program fees	514,983

Miscellaneous	81,263

Total expenses	$16,125,581

Net investment income	$23,895,678

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$113,476,678 (1)

Investment transactions — affiliated investment	2,068

Foreign currency transactions	(220,395)

Net realized gain	$113,258,351

Change in unrealized appreciation (depreciation) —

Investments	$300,051,802

Investments — affiliated investment	(158)

Foreign currency	186,310

Net change in unrealized appreciation (depreciation)	$300,237,954

Net realized and unrealized gain	$413,496,305

Net increase in net assets from operations	$437,391,983

(1)	Includes $83,682,794 of net realized gains from redemptions in-kind.

12	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$23,895,678	$26,674,732

Net realized gain	113,258,351 (1)	220,083,081 (2)

Net change in unrealized appreciation (depreciation)	300,237,954	(356,298,881)

Net increase (decrease) in net assets from operations	$437,391,983	$(109,541,068)

Distributions to shareholders —

Class A	$(14,362,572)	$(57,881,635)

Class C	(642,775)	(16,506,261)

Class I	(18,425,036)	(77,304,463)

Class R	(1,096,140)	(6,120,235)

Class R6	(1,845,970)	(9,922,733)

Total distributions to shareholders	$(36,372,493)	$(167,735,327)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$51,422,891	$62,416,237

Class C	3,902,820	8,855,103

Class I	349,749,276	530,560,658

Class R	5,479,685	9,564,235

Class R6	17,341,875	140,837,725

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	12,956,260	51,912,348

Class C	496,741	14,842,384

Class I	15,088,154	63,075,579

Class R	1,043,410	5,696,271

Class R6	1,845,970	9,922,733

Cost of shares redeemed

Class A	(164,929,105)	(209,351,072)

Class C	(35,204,466)	(66,338,072)

Class I	(467,430,748)	(762,027,970)

Class R	(23,017,996)	(30,384,832)

Class R6	(34,851,423)	(151,555,385)

Net asset value of shares converted

Class A	104,995,531	—

Class C	(104,995,531)	—

Net decrease in net assets from Fund share transactions	$(266,106,656)	$(321,974,058)

Net increase (decrease) in net assets	$134,912,834	$(599,250,453)

Net Assets

At beginning of year	$1,588,881,782	$2,188,132,235

At end of year	$1,723,794,616	$1,588,881,782

(1)	Includes $83,682,794 of net realized gains from redemptions in-kind.

(2)	Includes $76,505,274 of net realized gains from redemptions in-kind.

13	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$16.500	$19.520		$18.030		$16.690		$18.740

Income (Loss) From Operations

Net investment income(1)	$0.256	$0.254		$0.246		$0.279		$0.246

Net realized and unrealized gain (loss)	4.638	(1.470)		2.393		1.301		(0.456)

Total income (loss) from operations	$4.894	$(1.216)		$2.639		$1.580		$(0.210)

Less Distributions

From net investment income	$(0.248)	$(0.240)		$(0.240)		$(0.240)		$(0.260)

From net realized gain	(0.166)	(1.564)		(0.909)		—		(1.580)

Total distributions	$(0.414)	$(1.804)		$(1.149)		$(0.240)		$(1.840)

Net asset value — End of year	$20.980	$16.500		$19.520		$18.030		$16.690

Total Return(2)	29.79%	(6.83)%		14.80%		9.56%		(1.08)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$711,972	$549,515		$741,193		$942,192		$1,127,754

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.04%	1.06	%(4)	1.06	%(4)	1.06	%(4)	1.05	%(4)

Net investment income	1.33%	1.30	%(4)	1.31	%(4)	1.67	%(4)	1.33	%(4)

Portfolio Turnover of the Portfolio(5)	—	34	%(6)	105%		94%		98%

Portfolio Turnover of the Fund	62%	48	%(6)(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

14	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$16.520	$19.540		$18.040		$16.700		$18.750

Income (Loss) From Operations

Net investment income(1)	$0.103	$0.107		$0.107		$0.154		$0.107

Net realized and unrealized gain (loss)	4.655	(1.473)		2.394		1.298		(0.453)

Total income (loss) from operations	$4.758	$(1.366)		$2.501		$1.452		$(0.346)

Less Distributions

From net investment income	$(0.062)	$(0.090)		$(0.092)		$(0.112)		$(0.124)

From net realized gain	(0.166)	(1.564)		(0.909)		—		(1.580)

Total distributions	$(0.228)	$(1.654)		$(1.001)		$(0.112)		$(1.704)

Net asset value — End of year	$21.050	$16.520		$19.540		$18.040		$16.700

Total Return(2)	28.82%	(7.53)%		13.96%		8.74%		(1.82)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$56,344	$168,783		$241,192		$300,456		$345,531

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.80%	1.81	%(4)	1.81	%(4)	1.81	%(4)	1.80	%(4)

Net investment income	0.54%	0.55	%(4)	0.57	%(4)	0.92	%(4)	0.58	%(4)

Portfolio Turnover of the Portfolio(5)	—	34	%(6)	105%		94%		98%

Portfolio Turnover of the Fund	62%	48	%(6)(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

15	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$16.570	$19.590		$18.090		$16.750		$18.800

Income (Loss) From Operations

Net investment income(1)	$0.305	$0.306		$0.296		$0.323		$0.293

Net realized and unrealized gain (loss)	4.658	(1.472)		2.401		1.300		(0.458)

Total income (loss) from operations	$4.963	$(1.166)		$2.697		$1.623		$(0.165)

Less Distributions

From net investment income	$(0.297)	$(0.290)		$(0.288)		$(0.283)		$(0.305)

From net realized gain	(0.166)	(1.564)		(0.909)		—		(1.580)

Total distributions	$(0.463)	$(1.854)		$(1.197)		$(0.283)		$(1.885)

Net asset value — End of year	$21.070	$16.570		$19.590		$18.090		$16.750

Total Return(2)	30.11%	(6.57)%		15.10%		9.80%		(0.83)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$819,292	$736,581		$1,032,300		$1,555,075		$1,664,998

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.79%	0.81	%(4)	0.81	%(4)	0.81	%(4)	0.80	%(4)

Net investment income	1.58%	1.56	%(4)	1.57	%(4)	1.92	%(4)	1.58	%(4)

Portfolio Turnover of the Portfolio(5)	—	34	%(6)	105%		94%		98%

Portfolio Turnover of the Fund	62%	48	%(6)(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

16	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$16.450	$19.460		$17.980		$16.650		$18.690

Income (Loss) From Operations

Net investment income(1)	$0.206	$0.204		$0.199		$0.237		$0.199

Net realized and unrealized gain (loss)	4.626	(1.460)		2.382		1.292		(0.445)

Total income (loss) from operations	$4.832	$(1.256)		$2.581		$1.529		$(0.246)

Less Distributions

From net investment income	$(0.196)	$(0.190)		$(0.192)		$(0.199)		$(0.214)

From net realized gain	(0.166)	(1.564)		(0.909)		—		(1.580)

Total distributions	$(0.362)	$(1.754)		$(1.101)		$(0.199)		$(1.794)

Net asset value — End of year	$20.920	$16.450		$19.460		$17.980		$16.650

Total Return(2)	29.48%	(7.04)%		14.50%		9.26%		(1.33)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$59,473	$60,984		$86,706		$101,010		$109,468

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.30%	1.31	%(4)	1.31	%(4)	1.31	%(4)	1.30	%(4)

Net investment income	1.08%	1.05	%(4)	1.06	%(4)	1.42	%(4)	1.08	%(4)

Portfolio Turnover of the Portfolio(5)	—	34	%(6)	105%		94%		98%

Portfolio Turnover of the Fund	62%	48	%(6)(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

17	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Financial Highlights — continued

	Class R6

	Year Ended December 31,
	2019	2018		2017		2016		2015

Net asset value — Beginning of year	$16.580	$19.610		$18.100		$16.760		$18.810

Income (Loss) From Operations

Net investment income(1)	$0.320	$0.310		$0.311		$0.339		$0.321

Net realized and unrealized gain (loss)	4.656	(1.470)		2.413		1.301		(0.469)

Total income (loss) from operations	$4.976	$(1.160)		$2.724		$1.640		$(0.148)

Less Distributions

From net investment income	$(0.310)	$(0.306)		$(0.305)		$(0.300)		$(0.322)

From net realized gain	(0.166)	(1.564)		(0.909)		—		(1.580)

Total distributions	$(0.476)	$(1.870)		$(1.214)		$(0.300)		$(1.902)

Net asset value — End of year	$21.080	$16.580		$19.610		$18.100		$16.760

Total Return(2)	30.17%	(6.54)%		15.25%		9.90%		(0.79)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$76,714	$73,019		$86,742		$38,485		$32,525

Ratios (as a percentage of average daily net assets):

Expenses(3)	0.72%	0.72	%(4)	0.73	%(4)	0.71	%(4)	0.71	%(4)

Net investment income	1.66%	1.57	%(4)	1.64	%(4)	2.01	%(4)	1.73	%(4)

Portfolio Turnover of the Portfolio(5)	—	34	%(6)	105%		94%		98%

Portfolio Turnover of the Fund	62%	48	%(6)(7)	—		—		—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	Not annualized.

(7)	For the period from June 18, 2018 through December 31, 2018 when the Fund was making investments directly in securities.

References to Portfolio herein are to Large-Cap Value Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 15, 2018 and which had the same investment objective and policies as the Fund during such period.

18	See Notes to Financial Statements.

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge.

Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Other. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the Fund’s financial statements for such outstanding reclaims. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

19

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make quarterly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$22,820,364	$24,689,422

Long-term capital gains	$13,552,129	$143,045,905

During the year ended December 31, 2019, distributable earnings was decreased by $86,914,908 and paid-in capital was increased by $86,914,908 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for redemptions in-kind. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

20

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements — continued

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$3,140,054

Undistributed long-term capital gains	$8,304,912

Net unrealized appreciation	$286,299,641

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,437,101,520

Gross unrealized appreciation	$305,173,514

Gross unrealized depreciation	(18,875,126)

Net unrealized appreciation	$286,298,388

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion, 0.60% on net assets of $2 billion but less than $5 billion and at reduced rates on daily net assets of $5 billion and over, and is payable monthly. For the year ended December 31, 2019, the investment adviser fee amounted to $10,551,262 or 0.625% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $114,944 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $16,981 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $1,706,342 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $575,719 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2019, the Fund paid or accrued to EVD $155,903 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the

21

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements — continued

maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $191,907 and $155,903 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received less than $100 and approximately $5,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and in-kind transactions, aggregated $1,035,298,904 and $1,037,505,360, respectively, for the year ended December 31, 2019. In-kind sales for the year ended December 31, 2019 aggregated $273,735,639.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Sales and redemptions of Class I shares include shares purchased and redeemed in connection with the ReFlow liquidity program, a program designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	2,680,967	3,229,434

Issued to shareholders electing to receive payments of distributions in Fund shares	647,324	2,895,017

Redemptions	(8,586,649)	(10,802,967)

Converted from Class C shares	5,898,076	—

Net increase (decrease)	639,718	(4,678,516)

	Year Ended December 31,
Class C	2019	2018

Sales	202,727	467,859

Issued to shareholders electing to receive payments of distributions in Fund shares	24,074	831,675

Redemptions	(1,873,072)	(3,430,078)

Converted to Class A shares	(5,892,167)	—

Net decrease	(7,538,438)	(2,130,544)

	Year Ended December 31,
Class I	2019	2018

Sales	18,216,329	27,452,103

Issued to shareholders electing to receive payments of distributions in Fund shares	752,462	3,500,040

Redemptions	(24,528,454)	(39,195,998)

Net decrease	(5,559,663)	(8,243,855)

22

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements — continued

	Year Ended December 31,
Class R	2019	2018

Sales	285,086	494,807

Issued to shareholders electing to receive payments of distributions in Fund shares	52,192	319,168

Redemptions	(1,200,474)	(1,562,335)

Net decrease	(863,196)	(748,360)

	Year Ended December 31,
Class R6	2019	2018

Sales	906,307	7,126,880

Issued to shareholders electing to receive payments of distributions in Fund shares	92,425	535,679

Redemptions	(1,763,659)	(7,683,357)

Net decrease	(764,927)	(20,798)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

9  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $2,748,856, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$6,566,966	$285,854,763	$289,674,783	$2,068	$(158)	$2,748,856	$132,953	2,748,856

10  Securities Lending Agreement

The Fund has established a securities lending agreement with State Street Bank and Trust Company (SSBT) as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund registered under the 1940 Act. The Fund earns interest on the amount invested but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. For security loans secured by non-cash collateral, the Fund earns a negotiated lending fee from the borrower. A portion of the income earned by the Fund from its investment of cash collateral, net of rebate fees, and lending fees received is allocated to SSBT for its services as lending agent and the portion

23

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Notes to Financial Statements — continued

allocated to the Fund is presented as securities lending income, net on the Statement of Operations. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

The Fund is subject to possible delay in the recovery of loaned securities. Pursuant to the securities lending agreement, SSBT has provided indemnification to the Fund in the event of default by a borrower with respect to a loan. The Fund bears the risk of loss with respect to the investment of cash collateral. At December 31, 2019, the Fund had no securities on loan.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$143,555,740	$—		$—	$143,555,740

Consumer Discretionary	112,892,685	—		—	112,892,685

Consumer Staples	150,666,786	—		—	150,666,786

Energy	144,811,096	—		—	144,811,096

Financials	389,016,937	—		—	389,016,937

Health Care	235,359,601	26,449,271		—	261,808,872

Industrials	161,326,020	—		—	161,326,020

Information Technology	88,764,508	—		—	88,764,508

Materials	62,251,033	—		—	62,251,033

Real Estate	85,773,962	—		—	85,773,962

Utilities	119,783,413	—		—	119,783,413

Total Common Stocks	$1,694,201,781	$26,449,271	*	$—	$1,720,651,052

Short-Term Investments	$—	$2,748,856		$—	$2,748,856

Total Investments	$1,694,201,781	$29,198,127		$—	$1,723,399,908

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

24

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Large-Cap Value Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

25

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $36,177,366, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $24,587,383 or, if subsequently determined to be different, the net capital gain of such year.

26

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

27

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

28

Eaton Vance

Large-Cap Value Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

173    12.31.19

Eaton Vance

Real Estate Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Real Estate Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19

Federal Tax Information	20

Management and Organization	21

Important Notices	24

Eaton Vance

Real Estate Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31,

2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Real Estate Fund (the Fund) returned 23.99% for Class A shares at net asset value (NAV), outperforming its primary benchmark, the Dow Jones U.S. Select Real Estate Securities Index (the Index), which returned 23.10%.

The Fund outperformed the Index due to stock selection, as well as sector and industry allocations. All 10 property-type groups in the Fund had positive absolute returns during the period. The Index had positive returns in all eight of its industry groups.

Although slightly lagging the broader stock market, real estate investment trusts (REITs), which represented a majority of the Fund’s holdings during the period, delivered very strong results. REITs benefited from declining long-term interest rates during the period, as income-seeking investors were attracted by the higher payouts offered by REITs. REITs also benefited from favorable supply-demand balance across most markets and property types.

The hotels, resorts & cruise lines group, an out-of-Index holding, made the largest contribution to relative Fund performance versus the Index during the period. Leading hotel management and franchise companies Hilton Worldwide Holdings, Inc. and Marriott International, Inc. both outperformed amid strong growth in room counts for both companies and a favorable long-term outlook for the global lodging industry.

Another sector, the hotel & resort REIT property group also contributed to relative Fund results versus the Index due to an underweight position in this lagging sector. In particular, the Fund’s lack of exposure to Host Hotels & Resorts, Inc. benefited Fund results, as the stock performed poorly during the period.

The Fund’s underweight position in the health care sector boosted Fund performance relative to the Index. The sector delivered weak results largely due to excess supply in the senior living housing market. Within the group, the Fund’s underweight position in Ventas, Inc., a REIT focused on senior housing, medical office buildings, and other health care-related real estate, aided relative Fund results versus the Index.

Conversely, the industrial property-type group detracted from relative Fund performance due to a modest underweight in the outperforming sector versus the Index. In particular, an underweight in warehouse REIT ProLogis, Inc. constrained relative Fund results, as it outperformed the Index during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Real Estate Fund

December 31, 2019

Performance2,3

Portfolio Manager J. Scott Craig

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/09/2010	04/28/2006	23.99%	6.53%	11.31%
Class A with 5.75% Maximum Sales Charge	—	—	16.84	5.27	10.65
Class I at NAV	04/28/2006	04/28/2006	24.39	6.81	11.57
Dow Jones U.S. Select Real Estate Securities Index	—	—	23.10%	6.39%	11.54%
S&P 500® Index	—	—	31.49	11.69	13.55

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				1.41%	1.16%
Net				1.25	1.00

Growth of $10,0003

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	12/31/2009	$747,547	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Real Estate Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

AvalonBay Communities, Inc.	6.5%

Simon Property Group, Inc.	6.4

Equity Residential	5.8

ProLogis, Inc.	5.3

Public Storage	4.5

Mid-America Apartment Communities, Inc.	4.2

Boston Properties, Inc.	3.8

Invitation Homes, Inc.	3.5

Cousins Properties, Inc.	2.7

CubeSmart	2.6

Total	45.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Real Estate Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones U.S. Select Real Estate Securities Index is an unmanaged index of publicly traded real estate securities. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class A is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Real Estate Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,050.80	$6.51	**	1.26%
Class I	$1,000.00	$1,052.10	$5.22	**	1.01%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.41	**	1.26%
Class I	$1,000.00	$1,020.10	$5.14	**	1.01%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Real Estate Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 98.8%
Security	Shares	Value

Hotels, Restaurants & Leisure — 3.4%

Hilton Worldwide Holdings, Inc.	6,472	$717,810

Marriott International, Inc., Class A	4,624	700,212

		$1,418,022

Real Estate Investment Trusts — 95.4%
Security	Shares	Value

Diversified, Specialty & Other — 9.7%

CoreSite Realty Corp.	7,927	$888,775

Digital Realty Trust, Inc.	4,132	494,765

Equinix, Inc.	937	546,927

National Retail Properties, Inc.	9,677	518,881

PS Business Parks, Inc.	2,310	380,850

STORE Capital Corp.	14,075	524,153

Vornado Realty Trust	9,236	614,194

		$3,968,545

Health Care — 7.4%

Healthcare Realty Trust, Inc.	15,994	$533,720

Healthpeak Properties, Inc.	19,643	677,094

Ventas, Inc.	16,151	932,559

Welltower, Inc.	10,844	886,822

		$3,030,195

Hotels & Resorts — 5.4%

Apple Hospitality REIT, Inc.	29,600	$481,000

DiamondRock Hospitality Co.	37,910	420,043

Summit Hotel Properties, Inc.	40,209	496,179

Sunstone Hotel Investors, Inc.	59,850	833,112

		$2,230,334

Industrial — 12.0%

Duke Realty Corp.	23,331	$808,886

EastGroup Properties, Inc.	3,959	525,240

First Industrial Realty Trust, Inc.	18,055	749,463

ProLogis, Inc.	24,548	2,188,209

Rexford Industrial Realty, Inc.	9,245	422,219

Terreno Realty Corp.	4,465	241,735

		$4,935,752

Malls and Factory Outlets — 6.4%

Simon Property Group, Inc.	17,715	$2,638,827

		$2,638,827

Security	Shares	Value

Multifamily — 25.9%

American Campus Communities, Inc.	9,252	$435,122

American Homes 4 Rent, Class A	25,742	674,698

AvalonBay Communities, Inc.	12,746	2,672,836

Camden Property Trust	8,082	857,500

Equity Residential	29,373	2,376,863

Essex Property Trust, Inc.	1,497	450,387

Invitation Homes, Inc.	47,900	1,435,563

Mid-America Apartment Communities, Inc.	12,973	1,710,620

		$10,613,589

Office — 12.9%

Boston Properties, Inc.	11,448	$1,578,221

Corporate Office Properties Trust	8,440	247,967

Cousins Properties, Inc.	26,975	1,111,370

Douglas Emmett, Inc.	9,332	409,675

Highwoods Properties, Inc.	20,614	1,008,231

Hudson Pacific Properties, Inc.	15,969	601,233

JBG Smith Properties	7,970	317,923

		$5,274,620

Self Storage — 8.8%

CubeSmart	33,922	$1,067,865

Extra Space Storage, Inc.	6,761	714,097

Public Storage	8,597	1,830,817

		$3,612,779

Strip Centers — 6.9%

Acadia Realty Trust	13,674	$354,567

Brixmor Property Group, Inc.	14,331	309,693

Federal Realty Investment Trust	5,958	766,974

Kimco Realty Corp.	17,454	361,472

Regency Centers Corp.	12,480	787,363

SITE Centers Corp.	17,500	245,350

		$2,825,419

Total Real Estate Investment Trusts		$39,130,060

Total Common Stocks (identified cost $28,103,008)		$40,548,082

7	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Portfolio of Investments — continued

Exchange-Traded Funds — 0.7%
Security	Shares	Value

iShares U.S. Real Estate ETF	2,938	$273,469

Total Exchange-Traded Funds (identified cost $251,118)		$273,469

Short-Term Investments — 0.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(1)	80,949	$80,949

Total Short-Term Investments (identified cost $80,945)		$80,949

Total Investments — 99.7% (identified cost $28,435,071)		$40,902,500

Other Assets, Less Liabilities — 0.3%		$123,024

Net Assets — 100.0%		$41,025,524

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

8	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $28,354,126)	$40,821,551

Affiliated investment, at value (identified cost, $80,945)	80,949

Dividends receivable	194,422

Dividends receivable from affiliated investment	226

Receivable for Fund shares sold	36,729

Receivable from affiliate	12,494

Total assets	$41,146,371

Liabilities

Payable for Fund shares redeemed	$18,969

Payable to affiliates:

Investment adviser fee	22,408

Administration fee	5,171

Distribution and service fees	2,114

Trustees’ fees	735

Accrued expenses	71,450

Total liabilities	$120,847

Net Assets	$41,025,524

Sources of Net Assets

Paid-in capital	$29,035,001

Distributable earnings	11,990,523

Total	$41,025,524

Class A Shares

Net Assets	$9,862,409

Shares Outstanding	641,489

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.37

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$16.31

Class I Shares

Net Assets	$31,163,115

Shares Outstanding	2,027,455

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$15.37

On sales of $50,000 or more, the offering price of Class A shares is reduced.

9	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends	$1,346,057

Dividends from affiliated investment	4,295

Total investment income	$1,350,352

Expenses

Investment adviser fee	$305,708

Administration fee	70,548

Distribution and service fees

Class A	25,145

Trustees’ fees and expenses	3,226

Custodian fee	27,893

Transfer and dividend disbursing agent fees	47,464

Legal and accounting services	46,288

Printing and postage	17,766

Registration fees	27,186

Interest expense	6,288

Miscellaneous	12,275

Total expenses	$589,787

Deduct —

Allocation of expenses to affiliate	$88,034

Total expense reductions	$88,034

Net expenses	$501,753

Net investment income	$848,599

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$1,336,965

Investment transactions — affiliated investment	12

Capital gain distributions received	380,221

Net realized gain	$1,717,198

Change in unrealized appreciation (depreciation) —

Investments	$7,561,990

Investments — affiliated investment	4

Net change in unrealized appreciation (depreciation)	$7,561,994

Net realized and unrealized gain	$9,279,192

Net increase in net assets from operations	$10,127,791

10	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income	$848,599	$1,097,794

Net realized gain	1,717,198	85,216

Net change in unrealized appreciation (depreciation)	7,561,994	(2,929,899)

Net increase (decrease) in net assets from operations	$10,127,791	$(1,746,889)

Distributions to shareholders —

Class A	$(417,371)	$(261,715)

Class I	(1,473,075)	(1,368,966)

Total distributions to shareholders	$(1,890,446)	$(1,630,681)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$1,451,704	$1,877,008

Class I	7,485,217	26,287,130

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	417,271	261,497

Class I	1,463,391	1,315,399

Cost of shares redeemed

Class A	(2,859,584)	(3,919,114)

Class I	(29,218,017)	(16,502,409)

Net increase (decrease) in net assets from Fund share transactions	$(21,260,018)	$9,319,511

Net increase (decrease) in net assets	$(13,022,673)	$5,941,941

Net Assets

At beginning of year	$54,048,197	$48,106,256

At end of year	$41,025,524	$54,048,197

11	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value — Beginning of year	$12.930		$13.930	$13.700	$13.790	$14.030

Income (Loss) From Operations

Net investment income(1)	$0.249		$0.237	$0.199	$0.158	$0.192

Net realized and unrealized gain (loss)	2.839		(0.870)	0.333	0.518	0.660

Total income (loss) from operations	$3.088		$(0.633)	$0.532	$0.676	$0.852

Less Distributions

From net investment income	$(0.249)		$(0.246)	$(0.212)	$(0.226)	$(0.227)

From net realized gain	(0.399)		(0.121)	(0.090)	(0.540)	(0.865)

Total distributions	$(0.648)		$(0.367)	$(0.302)	$(0.766)	$(1.092)

Net asset value — End of year	$15.370		$12.930	$13.930	$13.700	$13.790

Total Return(2)(3)	23.99%		(4.61)%	3.93%	4.94%	6.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,862		$9,169	$11,766	$21,078	$21,880

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.26	%(4)	1.25%	1.25%	1.25%	1.25%

Net investment income	1.64%		1.76%	1.45%	1.13%	1.38%

Portfolio Turnover	18%		35%	36%	52%	72%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.19%, 0.16%, 0.17%, 0.23% and 0.30% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended December 31, 2019.

12	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value — Beginning of year	$12.920		$13.930	$13.700	$13.800	$14.030

Income (Loss) From Operations

Net investment income(1)	$0.280		$0.286	$0.271	$0.200	$0.192

Net realized and unrealized gain (loss)	2.856		(0.894)	0.301	0.501	0.703

Total income (loss) from operations	$3.136		$(0.608)	$0.572	$0.701	$0.895

Less Distributions

From net investment income	$(0.287)		$(0.281)	$(0.252)	$(0.261)	$(0.260)

From net realized gain	(0.399)		(0.121)	(0.090)	(0.540)	(0.865)

Total distributions	$(0.686)		$(0.402)	$(0.342)	$(0.801)	$(1.125)

Net asset value — End of year	$15.370		$12.920	$13.930	$13.700	$13.800

Total Return(2)(3)	24.39%		(4.43)%	4.23%	5.12%	6.73%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$31,163		$44,879	$36,340	$25,930	$17,044

Ratios (as a percentage of average daily net assets):

Expenses(3)	1.01	%(4)	1.00%	1.00%	1.00%	1.00%

Net investment income	1.85%		2.12%	1.97%	1.43%	1.37%

Portfolio Turnover	18%		35%	36%	52%	72%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.19%, 0.16%, 0.17%, 0.23% and 0.30% of average daily net assets for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)	Includes interest expense of 0.01% for the year ended December 31, 2019.

13	See Notes to Financial Statements.

Eaton Vance

Real Estate Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Real Estate Fund (the Fund) is a non-diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A   Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Dividends from real estate investment trusts (REITs) and distributions from investment companies are recorded as income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally

14

Eaton Vance

Real Estate Fund

December 31, 2019

Notes to Financial Statements — continued

liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least quarterly distributions of substantially all of the distributions it receives from its REIT investments, less expenses, as well as income from other investments. Such distributions may be comprised of income, return of capital, and capital gains. The Fund may also realize capital gains on the sale of its REIT shares and other investments. Distributions of these gains, if any, will be made annually. In addition, the Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$850,326	$1,322,533

Long-term capital gains	$1,040,120	$308,148

During the year ended December 31, 2019, distributable earnings was decreased by $227,799 and paid-in capital was increased by $227,799 due to the Fund’s use of equalization accounting and differences between book and tax accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed long-term capital gains	$94,622

Net unrealized appreciation	$11,895,901

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$29,006,599

Gross unrealized appreciation	$11,951,299

Gross unrealized depreciation	(55,398)

Net unrealized appreciation	$11,895,901

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, the Fund’s investment adviser fee amounted to $305,708. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2019, the administration fee amounted to $70,548. EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses)

15

Eaton Vance

Real Estate Fund

December 31, 2019

Notes to Financial Statements — continued

exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A and Class I, respectively. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, EVM was allocated $88,034 of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $4,273 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,387 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A (see Note 4).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $25,145 for Class A shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,556,871 and $30,319,968, respectively, for the year ended December 31, 2019.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	94,334	138,910

Issued to shareholders electing to receive payments of distributions in Fund shares	27,415	19,567

Redemptions	(189,489)	(293,811)

Net decrease	(67,740)	(135,334)

16

Eaton Vance

Real Estate Fund

December 31, 2019

Notes to Financial Statements — continued

	Year Ended December 31,
Class I	2019	2018

Sales	496,679	1,998,237

Issued to shareholders electing to receive payments of distributions in Fund shares	96,149	98,358

Redemptions	(2,037,689)	(1,233,071)

Net increase (decrease)	(1,444,861)	863,524

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended December 31, 2019 were $188,493 and 3.34%, respectively.

9  Concentration of Risk

In accordance with the Fund’s strategy, under normal market conditions, the Fund’s investments are concentrated in equity securities of companies primarily engaged in the real estate industry, such as REITs and other real estate-related investments. Securities of companies in the real estate industry are subject to special risks including changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.

10  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $80,949, which represents 0.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$130,262	$7,783,420	$(7,832,749)	$12	$4	$80,949	$4,295	80,949

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17

Eaton Vance

Real Estate Fund

December 31, 2019

Notes to Financial Statements — continued

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$40,548,082	*	$—	$—	$40,548,082

Exchange-Traded Funds	273,469		—	—	273,469

Short-Term Investments	—		80,949	—	80,949

Total Investments	$40,821,551		$80,949	$—	$40,902,500

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

18

Eaton Vance

Real Estate Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Real Estate Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Real Estate Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

19

Eaton Vance

Real Estate Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in March 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified business income, qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Business Income.  For the fiscal year ended December 31, 2019, the Fund designates $752,563, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $42,600, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 1.89% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $1,363,831 or, if subsequently determined to be different, the net capital gain of such year.

20

Eaton Vance

Real Estate Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

21

Eaton Vance

Real Estate Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

22

Eaton Vance

Real Estate Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

24

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

2685    12.31.19

Eaton Vance

Small-Cap Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Small-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Management and Organization	24

Important Notices	26

Eaton Vance

Small-Cap Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Small-Cap Fund returned 27.54% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2000® Index (the Index), which returned 25.52%.

The Fund outperformed the Index due to sector and industry allocations along with favorable stock selections. Of the Index’s 11 market sectors, the Fund had positive absolute returns in nine sectors. The Index itself had positive returns in 10 sectors.

The financials sector contributed most to relative Fund performance versus the Index, largely due to stock selection. Among the Fund’s top-performing individual stocks within this sector was asset manager Cohen & Steers, Inc., which specializes in real estate investment trusts (REITs). The company beat earnings forecasts behind strong investor demand for REITs, as investors pursued investments offering higher levels of income in the declining interest rate environment. Specialty insurer Kinsale Capital Group, Inc. (Kinsale) was also among the Fund’s leading stocks amid rapid growth and market-share gains. By period-end, Kinsale was sold from the Fund.

The industrials sector contributed to returns relative to the Index due to stock selections and an overweight position in this outperforming sector. Within the industrials sector, the Fund’s holdings in the machinery industry also contributed to returns during the period. Diversified machinery firm Woodward, Inc. was one of the Fund’s leading individual stocks after reporting solid growth in its aerospace business during the period.

The Fund’s underweight position in the lagging energy sector aided relative Fund performance versus the Index during the period. The top-performing individual stock in the Fund was contract pharmaceuticals manufacturer Catalent, Inc. In addition to exceeding earnings expectations, the company made two large acquisitions during the period.

Conversely, the consumer discretionary sector detracted from relative Fund performance versus the Index due to stock selection. In the lagging diversified consumer services industry, online education provider Grand Canyon Education, Inc. was one of the Fund’s poorest-performing individual stocks as it dealt with regulatory issues. Auto components manufacturer Dorman Products, Inc. was also among the Fund’s weakest stocks after a disappointing earnings report amid weak demand. The Fund’s lack of exposure to the outperforming household durables sector was a drag on Fund results relative to the Index during the period.

Stock selection in the materials sector also detracted from Fund results relative to the Index during the period. In the chemicals industry, lubricants company Valvoline, Inc. was one of the Fund’s poorest-performing stocks as it faced a more competitive retail environment. The utilities sector also detracted from relative Fund performance versus the Index, dragged down by stock selection in the electric utilities industry. Overall, the Fund’s weakest individual stock was medical equipment company ICU Medical, Inc., which reported disappointing earnings amid growing competition during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Small-Cap Fund

December 31, 2019

Performance2,3

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	01/02/1997	01/02/1997	27.54%	9.87%	11.44%
Class A with 5.75% Maximum Sales Charge	—	—	20.18	8.58	10.79
Class C at NAV	05/03/2002	01/02/1997	26.54	9.04	10.60
Class C with 1% Maximum Sales Charge	—	—	25.54	9.04	10.60
Class I at NAV	09/02/2008	01/02/1997	27.81	10.14	11.71
Class R at NAV	08/03/2009	01/02/1997	27.18	9.59	11.16
Russell 2000® Index	—	—	25.52%	8.22%	11.82%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R
Gross		1.52%	2.27%	1.27%	1.77%
Net		1.21	1.96	0.96	1.46

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$27,410	N.A.
Class I	$250,000	12/31/2009	$757,068	N.A.
Class R	$10,000	12/31/2009	$28,818	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Small-Cap Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ACI Worldwide, Inc.	3.3%

Choice Hotels International, Inc.	2.6

RealPage, Inc.	2.5

Mueller Water Products, Inc., Class A	2.3

Hexcel Corp.	2.2

Amedisys, Inc.	2.1

Healthcare Realty Trust, Inc.	2.0

Woodward, Inc.	2.0

ICU Medical, Inc.	1.9

NewMarket Corp.	1.8

Total	22.7

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Small-Cap Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large- cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization- weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Small-Cap Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,037.10	$6.21	**	1.21%
Class C	$1,000.00	$1,032.80	$10.04	**	1.96%
Class I	$1,000.00	$1,038.60	$4.93	**	0.96%
Class R	$1,000.00	$1,035.80	$7.49	**	1.46%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.16	**	1.21%
Class C	$1,000.00	$1,015.30	$9.96	**	1.96%
Class I	$1,000.00	$1,020.40	$4.89	**	0.96%
Class R	$1,000.00	$1,017.80	$7.43	**	1.46%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Small-Cap Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 99.2%
Security	Shares	Value

Aerospace & Defense — 3.6%

Hexcel Corp.	25,686	$1,883,040

Mercury Systems, Inc.(1)	17,880	1,235,687

		$3,118,727

Auto Components — 1.7%

Dorman Products, Inc.(1)	12,787	$968,232

Visteon Corp.(1)	5,927	513,219

		$1,481,451

Banks — 8.7%

City Holding Co.	8,397	$688,134

Columbia Banking System, Inc.	31,510	1,281,984

Community Bank System, Inc.	21,597	1,532,091

First Citizens BancShares, Inc., Class A	2,562	1,363,522

Independent Bank Corp.	8,007	666,583

Sterling Bancorp	44,007	927,668

Stock Yards Bancorp, Inc.	26,585	1,091,580

		$7,551,562

Biotechnology — 2.6%

Emergent BioSolutions, Inc.(1)	24,216	$1,306,453

Ligand Pharmaceuticals, Inc.(1)	9,310	970,940

		$2,277,393

Building Products — 2.1%

CSW Industrials, Inc.	6,860	$528,220

Trex Co., Inc.(1)	14,276	1,283,127

		$1,811,347

Capital Markets — 0.6%

Cohen & Steers, Inc.	7,743	$485,951

		$485,951

Chemicals — 5.3%

Balchem Corp.	14,326	$1,455,951

NewMarket Corp.	3,286	1,598,705

Valvoline, Inc.	74,530	1,595,687

		$4,650,343

Commercial Services & Supplies — 2.8%

Brink’s Co. (The)	15,163	$1,374,981

Viad Corp.	15,816	1,067,580

		$2,442,561

Security	Shares	Value

Diversified Consumer Services — 2.0%

Grand Canyon Education, Inc.(1)	3,254	$311,701

K12, Inc.(1)	24,278	494,057

ServiceMaster Global Holdings, Inc.(1)	23,188	896,448

		$1,702,206

Electric Utilities — 1.6%

ALLETE, Inc.	16,715	$1,356,757

		$1,356,757

Energy Equipment & Services — 0.6%

Oceaneering International, Inc.(1)	36,684	$546,958

		$546,958

Equity Real Estate Investment Trusts (REITs) — 8.7%

CubeSmart	38,433	$1,209,871

EastGroup Properties, Inc.	11,609	1,540,166

Essential Properties Realty Trust, Inc.	34,978	867,804

Healthcare Realty Trust, Inc.	52,535	1,753,093

Rexford Industrial Realty, Inc.	33,833	1,545,153

STORE Capital Corp.	17,246	642,241

		$7,558,328

Food & Staples Retailing — 1.3%

BJ’s Wholesale Club Holdings, Inc.(1)	32,832	$746,600

Performance Food Group Co.(1)	6,879	354,131

		$1,100,731

Food Products — 2.2%

Calavo Growers, Inc.	3,941	$357,015

J&J Snack Foods Corp.	1,757	323,762

Lancaster Colony Corp.	2,847	455,805

Nomad Foods, Ltd.(1)	33,154	741,655

		$1,878,237

Gas Utilities — 1.8%

ONE Gas, Inc.	16,819	$1,573,754

		$1,573,754

Health Care Equipment & Supplies — 6.0%

Envista Holdings Corp.(1)	30,443	$902,331

Haemonetics Corp.(1)	11,670	1,340,883

ICU Medical, Inc.(1)	8,962	1,676,969

Integra LifeSciences Holdings Corp.(1)	22,089	1,287,347

		$5,207,530

7	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 6.6%

Addus HomeCare Corp.(1)	14,394	$1,399,385

Amedisys, Inc.(1)	11,170	1,864,496

Chemed Corp.	3,538	1,554,102

R1 RCM, Inc.(1)	71,716	930,874

		$5,748,857

Hotels, Restaurants & Leisure — 2.6%

Choice Hotels International, Inc.	21,839	$2,258,808

		$2,258,808

Insurance — 5.2%

AMERISAFE, Inc.	12,510	$826,035

First American Financial Corp.	11,437	667,006

Horace Mann Educators Corp.	30,654	1,338,354

RLI Corp.	7,623	686,222

Selective Insurance Group, Inc.	15,174	989,193

		$4,506,810

IT Services — 3.2%

Euronet Worldwide, Inc.(1)	9,039	$1,424,185

NIC, Inc.	61,342	1,370,993

		$2,795,178

Machinery — 5.8%

Mueller Water Products, Inc., Class A	163,774	$1,962,012

RBC Bearings, Inc.(1)	5,797	917,897

Welbilt, Inc.(1)	29,114	454,470

Woodward, Inc.	14,559	1,724,368

		$5,058,747

Marine — 1.7%

Kirby Corp.(1)	17,052	$1,526,666

		$1,526,666

Oil, Gas & Consumable Fuels — 1.0%

Gulfport Energy Corp.(1)	66,412	$201,893

Jagged Peak Energy, Inc.(1)	34,374	291,835

PDC Energy, Inc.(1)	15,236	398,726

		$892,454

Pharmaceuticals — 1.2%

Catalent, Inc.(1)	18,125	$1,020,437

		$1,020,437

Security	Shares	Value

Professional Services — 1.5%

CBIZ, Inc.(1)	47,412	$1,278,227

		$1,278,227

Road & Rail — 1.5%

Landstar System, Inc.	11,153	$1,269,992

		$1,269,992

Software — 10.9%

ACI Worldwide, Inc.(1)	76,358	$2,892,823

Altair Engineering, Inc., Class A(1)	44,497	1,597,887

CDK Global, Inc.	24,021	1,313,468

Envestnet, Inc.(1)	22,072	1,536,873

RealPage, Inc.(1)	40,357	2,169,189

		$9,510,240

Specialty Retail — 2.6%

Hudson, Ltd., Class A(1)	27,384	$420,071

Monro, Inc.	5,200	406,640

National Vision Holdings, Inc.(1)	44,971	1,458,409

		$2,285,120

Textiles, Apparel & Luxury Goods — 0.5%

Columbia Sportswear Co.	4,248	$425,607

		$425,607

Thrifts & Mortgage Finance — 0.9%

Essent Group, Ltd.	14,933	$776,367

		$776,367

Trading Companies & Distributors — 1.5%

Applied Industrial Technologies, Inc.	19,398	$1,293,653

		$1,293,653

Water Utilities — 0.9%

Middlesex Water Co.	12,303	$782,102

		$782,102

Total Common Stocks (identified cost $67,010,095)		$86,173,101

8	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Portfolio of Investments — continued

Short-Term Investments — 1.2%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	1,022,542	$1,022,542

Total Short-Term Investments (identified cost $1,022,445)		$1,022,542

Total Investments — 100.4% (identified cost $68,032,540)		$87,195,643

Other Assets, Less Liabilities — (0.4)%		$(305,510)

Net Assets — 100.0%		$86,890,133

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

9	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $67,010,095)	$86,173,101

Affiliated investment, at value (identified cost, $1,022,445)	1,022,542

Dividends receivable	76,499

Dividends receivable from affiliated investment	839

Receivable for Fund shares sold	175,029

Receivable from affiliate	19,702

Total assets	$87,467,712

Liabilities

Payable for investments purchased	$146,949

Payable for Fund shares redeemed	267,425

Payable to affiliates:

Investment adviser fee	55,006

Administration fee	11,001

Distribution and service fees	9,486

Trustees’ fees	1,163

Accrued expenses	86,549

Total liabilities	$577,579

Net Assets	$86,890,133

Sources of Net Assets

Paid-in capital	$67,115,041

Distributable earnings	19,775,092

Net Assets	$86,890,133

Class A Shares

Net Assets	$24,529,653

Shares Outstanding	1,860,149

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$13.19

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$13.99

Class C Shares

Net Assets	$4,563,860

Shares Outstanding	432,574

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$10.55

Class I Shares

Net Assets	$57,201,679

Shares Outstanding	3,857,021

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$14.83

Class R Shares

Net Assets	$594,941

Shares Outstanding	47,437

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$12.54

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $2,055)	$869,860

Dividends from affiliated investment	19,171

Total investment income	$889,031

Expenses

Investment adviser fee	$578,418

Administration fee	115,684

Distribution and service fees

Class A	60,738

Class C	48,891

Class R	4,824

Trustees’ fees and expenses	4,517

Custodian fee	30,679

Transfer and dividend disbursing agent fees	91,460

Legal and accounting services	45,835

Printing and postage	24,872

Registration fees	55,654

Miscellaneous	16,998

Total expenses	$1,078,570

Deduct —

Allocation of expenses to affiliate	$223,095

Total expense reductions	$223,095

Net expenses	$855,475

Net investment income	$33,556

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$5,396,774

Investment transactions — affiliated investment	(27)

Net realized gain	$5,396,747

Change in unrealized appreciation (depreciation) —

Investments	$11,837,383

Investments — affiliated investment	94

Net change in unrealized appreciation (depreciation)	$11,837,477

Net realized and unrealized gain	$17,234,224

Net increase in net assets from operations	$17,267,780

11	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment income (loss)	$33,556	$(103,436)

Net realized gain	5,396,747	9,635,803

Net change in unrealized appreciation (depreciation)	11,837,477	(13,460,997)

Net increase (decrease) in net assets from operations	$17,267,780	$(3,928,630)

Distributions to shareholders —

Class A	$(1,755,293)	$(2,254,742)

Class C	(396,798)	(1,016,241)

Class I	(3,423,138)	(3,938,296)

Class R	(52,605)	(91,038)

Total distributions to shareholders	$(5,627,834)	$(7,300,317)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$3,261,995	$3,623,121

Class C	647,700	2,116,310

Class I	23,966,549	6,703,355

Class R	252,084	400,213

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,668,660	2,180,383

Class C	369,254	974,220

Class I	3,325,272	3,791,027

Class R	52,605	91,038

Cost of shares redeemed

Class A	(5,760,756)	(7,937,543)

Class C	(2,541,967)	(3,747,056)

Class I	(11,899,907)	(14,858,960)

Class R	(671,868)	(265,029)

Net asset value of shares converted

Class A	2,186,365	—

Class C	(2,186,365)	—

Net increase (decrease) in net assets from Fund share transactions	$12,669,621	$(6,928,921)

Net increase (decrease) in net assets	$24,309,567	$(18,157,868)

Net Assets

At beginning of year	$62,580,566	$80,738,434

At end of year	$86,890,133	$62,580,566

12	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$11.100		$13.150		$12.740		$12.200	$15.320

Income (Loss) From Operations

Net investment loss(1)	$(0.008)		$(0.026)		$(0.057)		$(0.053)	$(0.078)

Net realized and unrealized gain (loss)	3.046		(0.660)		1.916		2.361	(0.205)

Total income (loss) from operations	$3.038		$(0.686)		$1.859		$2.308	$(0.283)

Less Distributions

From net realized gain	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Total distributions	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Net asset value — End of year	$13.190		$11.100		$13.150		$12.740	$12.200

Total Return(2)	27.54	%(3)	(5.81	)%(3)	14.91	%(3)	19.32%	(2.78)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,530		$19,329		$24,865		$30,174	$26,391

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.21	%(3)	1.35	%(3)	1.42	%(3)	1.52%	1.43%

Net investment loss	(0.06)%		(0.19)%		(0.43)%		(0.43)%	(0.52)%

Portfolio Turnover	54%		44%		50%		76%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$9.100		$11.110		$11.040		$10.850	$14.040

Income (Loss) From Operations

Net investment loss(1)	$(0.092)		$(0.108)		$(0.133)		$(0.129)	$(0.173)

Net realized and unrealized gain (loss)	2.490		(0.538)		1.652		2.087	(0.180)

Total income (loss) from operations	$2.398		$(0.646)		$1.519		$1.958	$(0.353)

Less Distributions

From net realized gain	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Total distributions	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Net asset value — End of year	$10.550		$9.100		$11.110		$11.040	$10.850

Total Return(2)	26.54	%(3)	(6.52	)%(3)	14.11	%(3)	18.47%	(3.59)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,564		$7,356		$9,565		$10,001	$9,040

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.96	%(3)	2.10	%(3)	2.17	%(3)	2.27%	2.18%

Net investment loss	(0.87)%		(0.94)%		(1.17)%		(1.18)%	(1.27)%

Portfolio Turnover	54%		44%		50%		76%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$12.360		$14.450		$13.840		$13.080	$16.190

Income (Loss) From Operations

Net investment income (loss)(1)	$0.029		$0.010		$(0.022)		$(0.027)	$(0.043)

Net realized and unrealized gain (loss)	3.389		(0.736)		2.081		2.555	(0.230)

Total income (loss) from operations	$3.418		$(0.726)		$2.059		$2.528	$(0.273)

Less Distributions

From net realized gain	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Total distributions	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Net asset value — End of year	$14.830		$12.360		$14.450		$13.840	$13.080

Total Return(2)	27.81	%(3)	(5.57	)%(3)	15.17	%(3)	19.70%	(2.57)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$57,202		$35,097		$45,587		$34,888	$52,335

Ratios (as a percentage of average daily net assets):

Expenses(4)	0.96	%(3)	1.10	%(3)	1.16	%(3)	1.27%	1.18%

Net investment income (loss)	0.20%		0.07%		(0.15)%		(0.21)%	(0.27)%

Portfolio Turnover	54%		44%		50%		76%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Financial Highlights — continued

	Class R

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$10.620		$12.670		$12.350		$11.900	$15.050

Income (Loss) From Operations

Net investment loss(1)	$(0.042)		$(0.053)		$(0.084)		$(0.078)	$(0.113)

Net realized and unrealized gain (loss)	2.910		(0.633)		1.853		2.296	(0.200)

Total income (loss) from operations	$2.868		$(0.686)		$1.769		$2.218	$(0.313)

Less Distributions

From net realized gain	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Total distributions	$(0.948)		$(1.364)		$(1.449)		$(1.768)	$(2.837)

Net asset value — End of year	$12.540		$10.620		$12.670		$12.350	$11.900

Total Return(2)	27.18	%(3)	(6.04	)%(3)	14.64	%(3)	19.04%	(3.05)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$595		$799		$722		$567	$289

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.46	%(3)	1.60	%(3)	1.66	%(3)	1.77%	1.68%

Net investment loss	(0.34)%		(0.40)%		(0.66)%		(0.64)%	(0.77)%

Portfolio Turnover	54%		44%		50%		76%	71%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.29%, 0.17% and 0.10% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

16	See Notes to Financial Statements.

Eaton Vance

Small-Cap Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the

17

Eaton Vance

Small-Cap Fund

December 31, 2019

Notes to Financial Statements — continued

defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$427,797	$973,145

Long-term capital gains	$5,200,037	$6,327,172

During the year ended December 31, 2019, distributable earnings was decreased by $572,808 and paid-in capital was increased by $572,808 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$118,700

Undistributed long-term capital gains	$696,396

Net unrealized appreciation	$18,959,996

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$68,235,647

Gross unrealized appreciation	$20,173,024

Gross unrealized depreciation	(1,213,028)

Net unrealized appreciation	$18,959,996

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.75% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended December 31, 2019, the Fund’s investment adviser fee amounted to $578,418 or 0.75% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended December 31, 2019, the administration fee amounted to $115,684.

18

Eaton Vance

Small-Cap Fund

December 31, 2019

Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.21%, 1.96%, 0.96% and 1.46% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 30, 2020. Pursuant to this agreement, EVM was allocated $223,095 of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $15,076 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,613 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $60,738 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $36,669 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended December 31, 2019, the Fund paid or accrued to EVD $2,412 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $12,222 and $2,412 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $47,476,830 and $41,328,641, respectively, for the year ended December 31, 2019.

19

Eaton Vance

Small-Cap Fund

December 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	252,982	258,149

Issued to shareholders electing to receive payments of distributions in Fund shares	127,108	185,092

Redemptions	(441,932)	(593,147)

Converted from Class C shares	180,687	—

Net increase (decrease)	118,845	(149,906)

	Year Ended December 31,
Class C	2019	2018

Sales	61,141	186,200

Issued to shareholders electing to receive payments of distributions in Fund shares	35,006	100,851

Redemptions	(251,122)	(339,855)

Converted to Class A shares	(220,838)	—

Net decrease	(375,813)	(52,804)

	Year Ended December 31,
Class I	2019	2018

Sales	1,613,928	440,035

Issued to shareholders electing to receive payments of distributions in Fund shares	225,769	288,950

Redemptions	(822,530)	(1,044,718)

Net increase (decrease)	1,017,167	(315,733)

	Year Ended December 31,
Class R	2019	2018

Sales	20,396	30,244

Issued to shareholders electing to receive payments of distributions in Fund shares	4,192	8,071

Redemptions	(52,386)	(20,029)

Net increase (decrease)	(27,798)	18,286

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

20

Eaton Vance

Small-Cap Fund

December 31, 2019

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $1,022,542, which represents 1.2% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$40,124	$34,243,907	$(33,261,556)	$(27)	$94	$1,022,542	$19,171	1,022,542

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$86,173,101	*	$—	$—	$86,173,101

Short-Term Investments	—		1,022,542	—	1,022,542

Total Investments	$86,173,101		$1,022,542	$—	$87,195,643

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

21

Eaton Vance

Small-Cap Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Small-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 21, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Small-Cap Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $646,056, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 98.37% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $4,724,070 or, if subsequently determined to be different, the net capital gain of such year.

23

Eaton Vance

Small-Cap Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

24

Eaton Vance

Small-Cap Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

164    12.31.19

Eaton Vance

Special Equities Fund

Annual Report

December 31, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report December 31, 2019

Eaton Vance

Special Equities Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Management and Organization	23

Important Notices	26

Eaton Vance

Special Equities Fund

December 31, 2019

Management’s Discussion of Fund Performance1

Economic and Market Conditions

With virtually every U.S. equity index posting strong double-digit returns for the 12-month period ended December 31, 2019 — and bond markets solidly in the black as well — 2019 was a good year for investments.

As the new year dawned in January 2019, investors appeared to be taking a “glass is half full” approach. Although U.S. manufacturing output and business investment remained weak — held back by slowing global growth and an on-again/off-again U.S.-China trade war — strong spending by U.S. consumers and dovish remarks by the U.S. Federal Reserve (the Fed) combined to lift investor sentiment. After four federal funds rate hikes the previous year, markets began to project the Fed might actually lower rates in 2019 to stimulate the economy. U.S. unemployment, meanwhile, remained low and hiring remained strong.

As a result, U.S. stocks across multiple markets climbed from January through April 2019. Overseas, central banks around the world began to cut interest rates and employ other tools to stimulate their respective economies. Even a global stock pullback in May — sparked by heightened concerns about the U.S.-China trade spat — proved to be temporary, and the U.S. and global stock rallies resumed in June and July.

After holding interest rates steady through the first half of the year, the Fed cut the federal funds rate on July 31, 2019 — its first reduction in over a decade — followed by two additional rate cuts in September and October to end the period at 1.50%-1.75%. By end of the third quarter, 60 central banks around the world had lowered their interest rates as well.

After falling in August, U.S. equities rallied again during the final months of the period, spurred by optimism about a U.S.-China trade détente and better-than-expected U.S. employment reports. The year ended with two events in December that did much to allay investor concerns about international trade and tariffs: passage of the United States-Mexico-Canada Agreement by the U.S. House of Representatives and the Trump administration’s agreement to a so-called “phase–one” trade deal with China.

During the 12-month period ended December 31, 2019, the blue-chip Dow Jones Industrial Average®2 returned 25.34%, while the broader U.S. equity market, as measured by the S&P 500® Index, returned 31.49%. The technology-laden Nasdaq Composite Index returned 36.69% during the period. Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index. As a group, growth stocks outpaced value stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2019, Eaton Vance Special Equities Fund returned 28.12% for Class A shares at net asset value (NAV), outperforming its benchmark, the Russell 2500TM Index (the Index), which returned 27.77%.

The Fund outperformed the Index largely due to stock selection. Sector and industry allocations within sectors also made positive contributions to Fund performance relative to the Index. Of the 11 market sectors within the Index, the Fund had positive returns in nine of the 10 sectors in which it was invested. The Index itself had positive returns in 10 sectors.

The financials sector contributed most to relative Fund performance versus the Index, due to stock selection and an underweight position in this lagging sector. The Fund’s top-performing individual stock within this sector was asset manager Cohen & Steers, Inc., which specializes in real estate investment trusts (REITs). The company beat earnings forecasts behind strong investor demand for REITs, as investors pursued investments offering higher levels of income in the declining interest-rate environment. Specialty insurer Kinsale Capital Group, Inc. (Kinsale) was also among the Fund’s leading stocks amid rapid growth and market-share gains. By period-end, Kinsale was sold from the Fund.

Stock selection along with an overweight position in the outperforming industrials sector also boosted Fund performance relative to the Index. In particular, the commercial services & supplies industry and the road & rail industry delivered notable results during the period. Railroad firm Kansas City Southern was one of the Fund’s leading individual stocks after reporting solid earnings growth.

The health care industry contributed to relative Fund returns versus the Index thanks to stock selection along with an overweight position in this outperforming sector. In the pharmaceuticals industry, contract manufacturer Catalent, Inc. was among the Fund’s leading stocks amid better-than-forecast earnings and two large acquisitions.

Conversely, the information technology sector — the highest performing sector in the Index — was the Fund’s biggest detractor from relative performance versus the Index, due to stock selection as well as an underweight position. In particular, the Fund’s lack of exposure to the semiconductors & semiconductor equipment industry, which outperformed the Index, constrained relative Fund returns during the period. In the software industry, RealPage, Inc., which provides software to the real estate industry, was one of the Fund’s poorest-performing stocks amid slowing growth.

The consumer discretionary sector also detracted from Fund performance relative to the Index during the period. In the diversified consumer services industry, online education provider Grand Canyon Education, Inc. was among the Fund’s weakest individual stocks as it dealt with regulatory issues. Gildan Activewear, Inc. (Gildan), a supplier of T-shirts to corporate customers, also lagged during the period amid weak demand. By period-end, Gildan was sold from the Fund.

Stock selection in the communication services sector also constrained Fund performance relative to the Index. The Fund’s worst-performing stock during the period was Eventbrite, Inc. (Eventbrite), a supplier of event-planning software. The company reported disappointing earnings and also experienced problems integrating a major acquisition. By period-end, Eventbrite was sold from the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Special Equities Fund

December 31, 2019

Performance2,3

Portfolio Managers Michael D. McLean, CFA and J. Griffith Noble, CFA

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	04/22/1968	04/22/1968	28.12%	9.48%	10.70%
Class A with 5.75% Maximum Sales Charge	—	—	20.75	8.20	10.05
Class C at NAV	11/17/1994	04/22/1968	27.14	8.66	9.87
Class C with 1% Maximum Sales Charge	—	—	26.14	8.66	9.87
Class I at NAV	07/29/2011	04/22/1968	28.40	9.76	10.94
Russell 2500™ Index	—	—	27.77%	8.92%	12.57%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.37%	2.12%	1.12%
Net			1.20	1.95	0.95

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	12/31/2009	$25,646	N.A.
Class I	$250,000	12/31/2009	$706,170	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Special Equities Fund

December 31, 2019

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

ACI Worldwide, Inc.	3.2%

Choice Hotels International, Inc.	2.5

RealPage, Inc.	2.3

Euronet Worldwide, Inc.	2.3

Black Knight, Inc.	2.3

Hexcel Corp.	2.2

Kansas City Southern	2.0

Rexford Industrial Realty, Inc.	1.9

National Retail Properties, Inc.	1.8

Mueller Water Products, Inc., Class A	1.8

Total	22.3%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Special Equities Fund

December 31, 2019

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and midcap U.S. stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class I is linked to Class A. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/21. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Special Equities Fund

December 31, 2019

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 – December 31, 2019).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,042.00	$6.28	**	1.22%
Class C	$1,000.00	$1,037.80	$10.12	**	1.97%
Class I	$1,000.00	$1,042.90	$4.99	**	0.97%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.21	**	1.22%
Class C	$1,000.00	$1,015.30	$10.01	**	1.97%
Class I	$1,000.00	$1,020.30	$4.94	**	0.97%

Effective October 1, 2019, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending accounting values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (7/1/19)	Ending Account Value (12/31/19)	Expenses Paid During Period* (7/1/19 – 12/31/19)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,042.00	$6.18	**	1.20%
Class C	$1,000.00	$1,037.80	$10.02	**	1.95%
Class I	$1,000.00	$1,042.90	$4.89	**	0.95%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11	**	1.20%
Class C	$1,000.00	$1,015.40	$9.91	**	1.95%
Class I	$1,000.00	$1,020.40	$4.84	**	0.95%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2019.

**	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

6

Eaton Vance

Special Equities Fund

December 31, 2019

Portfolio of Investments

Common Stocks — 98.1%
Security	Shares	Value

Aerospace & Defense — 3.5%

Hexcel Corp.	15,176	$1,112,553

Mercury Systems, Inc.(1)	9,781	675,965

		$1,788,518

Auto Components — 1.3%

Dorman Products, Inc.(1)	5,790	$438,419

Visteon Corp.(1)	2,375	205,651

		$644,070

Banks — 7.1%

Commerce Bancshares, Inc.	10,605	$720,504

Community Bank System, Inc.	8,820	625,691

First Citizens BancShares, Inc., Class A	1,335	710,500

First Republic Bank	5,223	613,441

Sterling Bancorp	23,413	493,546

Stock Yards Bancorp, Inc.	11,375	467,058

		$3,630,740

Biotechnology — 1.8%

Emergent BioSolutions, Inc.(1)	10,735	$579,154

Ligand Pharmaceuticals, Inc.(1)	3,325	346,764

		$925,918

Building Products — 1.5%

CSW Industrials, Inc.	3,350	$257,950

Trex Co., Inc.(1)	5,440	488,947

		$746,897

Capital Markets — 1.5%

Cohen & Steers, Inc.	7,494	$470,323

Tradeweb Markets, Inc., Class A	6,290	291,542

		$761,865

Chemicals — 4.3%

Balchem Corp.	6,337	$644,029

NewMarket Corp.	1,385	673,830

Valvoline, Inc.	41,985	898,899

		$2,216,758

Commercial Services & Supplies — 2.3%

Brink’s Co. (The)	8,366	$758,629

Viad Corp.	5,885	397,237

		$1,155,866

Security	Shares	Value

Containers & Packaging — 0.6%

Ball Corp.	4,705	$304,272

		$304,272

Diversified Consumer Services — 2.0%

Grand Canyon Education, Inc.(1)	1,833	$175,583

K12, Inc.(1)	12,970	263,940

ServiceMaster Global Holdings, Inc.(1)	15,420	596,137

		$1,035,660

Electric Utilities — 1.4%

Alliant Energy Corp.	13,289	$727,174

		$727,174

Electrical Equipment — 1.5%

AMETEK, Inc.	7,790	$776,975

		$776,975

Energy Equipment & Services — 0.5%

Oceaneering International, Inc.(1)	16,530	$246,462

		$246,462

Equity Real Estate Investment Trusts (REITs) — 10.4%

CubeSmart	21,662	$681,920

EastGroup Properties, Inc.	6,795	901,492

Essex Property Trust, Inc.	1,886	567,422

Federal Realty Investment Trust	2,619	337,144

Healthcare Realty Trust, Inc.	27,410	914,672

National Retail Properties, Inc.	17,390	932,452

Rexford Industrial Realty, Inc.	21,150	965,920

		$5,301,022

Food & Staples Retailing — 1.2%

BJ’s Wholesale Club Holdings, Inc.(1)	17,895	$406,932

Performance Food Group Co.(1)	3,928	202,214

		$609,146

Food Products — 2.0%

Calavo Growers, Inc.	2,305	$208,810

J&J Snack Foods Corp.	770	141,888

Lancaster Colony Corp.	1,605	256,960

Nomad Foods, Ltd.(1)	19,000	425,030

		$1,032,688

7	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Gas Utilities — 1.4%

ONE Gas, Inc.	7,740	$724,232

		$724,232

Health Care Equipment & Supplies — 6.4%

Cooper Cos., Inc. (The)	891	$286,269

Envista Holdings Corp.(1)	17,815	528,037

Haemonetics Corp.(1)	4,870	559,563

ICU Medical, Inc.(1)	2,898	542,274

Integra LifeSciences Holdings Corp.(1)	4,754	277,063

Teleflex, Inc.	1,614	607,574

West Pharmaceutical Services, Inc.	2,974	447,082

		$3,247,862

Health Care Providers & Services — 4.6%

Addus HomeCare Corp.(1)	6,055	$588,667

Amedisys, Inc.(1)	5,240	874,661

Chemed Corp.	1,305	573,234

R1 RCM, Inc.(1)	23,480	304,771

		$2,341,333

Hotels, Restaurants & Leisure — 2.5%

Choice Hotels International, Inc.	12,380	$1,280,463

		$1,280,463

Insurance — 4.1%

AMERISAFE, Inc.	4,165	$275,015

First American Financial Corp.	5,021	292,825

Horace Mann Educators Corp.	15,735	686,990

RLI Corp.	5,857	527,247

Selective Insurance Group, Inc.	5,070	330,513

		$2,112,590

IT Services — 5.8%

Black Knight, Inc.(1)	17,947	$1,157,223

Euronet Worldwide, Inc.(1)	7,446	1,173,192

NIC, Inc.	29,215	652,955

		$2,983,370

Machinery — 4.4%

Mueller Water Products, Inc., Class A	77,050	$923,059

RBC Bearings, Inc.(1)	1,941	307,338

Welbilt, Inc.(1)	14,080	219,789

Woodward, Inc.	6,565	777,558

		$2,227,744

Security	Shares	Value

Marine — 1.3%

Kirby Corp.(1)	7,683	$687,859

		$687,859

Multi-Utilities — 1.6%

CMS Energy Corp.	13,405	$842,370

		$842,370

Oil, Gas & Consumable Fuels — 2.0%

Diamondback Energy, Inc.	7,110	$660,234

Gulfport Energy Corp.(1)	16,500	50,160

Jagged Peak Energy, Inc.(1)	13,234	112,357

PDC Energy, Inc.(1)	8,035	210,276

		$1,033,027

Pharmaceuticals — 1.8%

Catalent, Inc.(1)	6,035	$339,770

Jazz Pharmaceuticals PLC(1)	3,945	588,910

		$928,680

Professional Services — 1.1%

CBIZ, Inc.(1)	21,450	$578,292

		$578,292

Road & Rail — 2.7%

Kansas City Southern	6,620	$1,013,919

Landstar System, Inc.	3,160	359,829

		$1,373,748

Software — 9.8%

ACI Worldwide, Inc.(1)	43,198	$1,636,556

Altair Engineering, Inc., Class A(1)	24,117	866,042

CDK Global, Inc.	11,805	645,497

Envestnet, Inc.(1)	9,985	695,256

RealPage, Inc.(1)	22,048	1,185,080

		$5,028,431

Specialty Retail — 2.4%

Hudson, Ltd., Class A(1)	11,645	$178,634

Monro, Inc.	2,430	190,026

National Vision Holdings, Inc.(1)	25,660	832,154

		$1,200,814

8	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Portfolio of Investments — continued

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%

Columbia Sportswear Co.	1,990	$199,378

		$199,378

Thrifts & Mortgage Finance — 0.8%

Essent Group, Ltd.	7,779	$404,430

		$404,430

Trading Companies & Distributors — 1.5%

Applied Industrial Technologies, Inc.	11,184	$745,861

		$745,861

Water Utilities — 0.6%

Middlesex Water Co.	4,745	$301,640

		$301,640

Total Common Stocks (identified cost $37,163,984)		$50,146,155

Short-Term Investments — 1.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.78%(2)	971,029	$971,029

Total Short-Term Investments (identified cost $970,988)		$971,029

Total Investments — 100.0% (identified cost $38,134,972)		$51,117,184

Other Assets, Less Liabilities — 0.0%(3)		$21,342

Net Assets — 100.0%		$51,138,526

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2019.

(3)	Amount is less than 0.05%.

9	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Statement of Assets and Liabilities

Assets	December 31, 2019

Unaffiliated investments, at value (identified cost, $37,163,984)	$50,146,155

Affiliated investment, at value (identified cost, $970,988)	971,029

Dividends receivable	39,127

Dividends receivable from affiliated investment	998

Receivable for Fund shares sold	170,641

Receivable from affiliate	5,763

Total assets	$51,333,713

Liabilities

Payable for investments purchased	$85,970

Payable for Fund shares redeemed	5,065

Payable to affiliates:

Investment adviser fee	26,194

Distribution and service fees	7,714

Trustees’ fees	725

Accrued expenses	69,519

Total liabilities	$195,187

Net Assets	$51,138,526

Sources of Net Assets

Paid-in capital	$37,748,427

Distributable earnings	13,390,099

Net Assets	$51,138,526

Class A Shares

Net Assets	$32,825,179

Shares Outstanding	1,351,079

Net Asset Value and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$24.30

Maximum Offering Price Per Share

(100 ÷ 94.25 of net asset value per share)	$25.78

Class C Shares

Net Assets	$956,513

Shares Outstanding	45,673

Net Asset Value and Offering Price Per Share*

(net assets ÷ shares of beneficial interest outstanding)	$20.94

Class I Shares

Net Assets	$17,356,834

Shares Outstanding	694,032

Net Asset Value, Offering Price and Redemption Price Per Share

(net assets ÷ shares of beneficial interest outstanding)	$25.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Statement of Operations

Investment Income	Year Ended December 31, 2019

Dividends (net of foreign taxes, $1,429)	$540,986

Dividends from affiliated investment	9,743

Total investment income	$550,729

Expenses

Investment adviser fee	$299,937

Distribution and service fees

Class A	82,182

Class C	9,884

Trustees’ fees and expenses	2,939

Custodian fee	25,665

Transfer and dividend disbursing agent fees	62,743

Legal and accounting services	41,132

Printing and postage	18,388

Registration fees	42,997

Miscellaneous	13,660

Total expenses	$599,527

Deduct —

Allocation of expenses to affiliate	$10,689

Total expense reductions	$10,689

Net expenses	$588,838

Net investment loss	$(38,109)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$2,286,563

Investment transactions — affiliated investment	(38)

Net realized gain	$2,286,525

Change in unrealized appreciation (depreciation) —

Investments	$9,213,075

Investments — affiliated investment	36

Net change in unrealized appreciation (depreciation)	$9,213,111

Net realized and unrealized gain	$11,499,636

Net increase in net assets from operations	$11,461,527

11	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2019	2018

From operations —

Net investment loss	$(38,109)	$(55,591)

Net realized gain	2,286,525	4,591,740

Net change in unrealized appreciation (depreciation)	9,213,111	(6,520,753)

Net increase (decrease) in net assets from operations	$11,461,527	$(1,984,604)

Distributions to shareholders —

Class A	$(1,432,333)	$(2,501,084)

Class C	(47,924)	(152,745)

Class I	(683,967)	(936,941)

Total distributions to shareholders	$(2,164,224)	$(3,590,770)

Transactions in shares of beneficial interest —

Proceeds from sale of shares

Class A	$925,631	$1,157,319

Class C	47,571	187,769

Class I	6,507,487	3,283,176

Net asset value of shares issued to shareholders in payment of distributions declared

Class A	1,204,363	2,050,820

Class C	47,823	150,290

Class I	678,594	927,608

Cost of shares redeemed

Class A	(4,699,984)	(3,300,392)

Class C	(282,146)	(902,688)

Class I	(3,626,142)	(2,796,758)

Net asset value of shares converted

Class A	529,438	—

Class C	(529,438)	—

Net increase in net assets from Fund share transactions	$803,197	$757,144

Net increase (decrease) in net assets	$10,100,500	$(4,818,230)

Net Assets

At beginning of year	$41,038,026	$45,856,256

At end of year	$51,138,526	$41,038,026

12	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Financial Highlights

	Class A

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$19.820		$22.700		$21.100		$19.550	$22.460

Income (Loss) From Operations

Net investment loss(1)	$(0.034)		$(0.036)		$(0.070)		$(0.058)	$(0.111)

Net realized and unrealized gain (loss)	5.586		(0.982)		3.281		3.025	(0.539)

Total income (loss) from operations	$5.552		$(1.018)		$3.211		$2.967	$(0.650)

Less Distributions

From net realized gain	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Total distributions	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Net asset value — End of year	$24.300		$19.820		$22.700		$21.100	$19.550

Total Return(2)	28.12	%(3)	(4.95	)%(3)	15.38	%(3)	15.44%	(2.99)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$32,825		$28,419		$32,397		$32,005	$30,930

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.29	%(3)	1.35	%(3)	1.36	%(3)	1.41%	1.32%

Net investment loss	(0.14)%		(0.15)%		(0.32)%		(0.29)%	(0.48)%

Portfolio Turnover	39%		41%		65%		67%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Financial Highlights — continued

	Class C

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$17.330		$20.230		$19.110		$17.960	$20.970

Income (Loss) From Operations

Net investment loss(1)	$(0.191)		$(0.195)		$(0.215)		$(0.191)	$(0.262)

Net realized and unrealized gain (loss)	4.873		(0.843)		2.946		2.758	(0.488)

Total income (loss) from operations	$4.682		$(1.038)		$2.731		$2.567	$(0.750)

Less Distributions

From net realized gain	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Total distributions	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Net asset value — End of year	$20.940		$17.330		$20.230		$19.110	$17.960

Total Return(2)	27.14	%(3)	(5.66	)%(3)	14.46	%(3)	14.57%	(3.68)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$957		$1,461		$2,243		$2,316	$2,925

Ratios (as a percentage of average daily net assets):

Expenses(4)	2.04	%(3)	2.10	%(3)	2.11	%(3)	2.16%	2.06%

Net investment loss	(0.94)%		(0.93)%		(1.07)%		(1.05)%	(1.22)%

Portfolio Turnover	39%		41%		65%		67%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Financial Highlights — continued

	Class I

	Year Ended December 31,
	2019		2018		2017		2016	2015

Net asset value — Beginning of year	$20.330		$23.170		$21.460		$19.820	$22.670

Income (Loss) From Operations

Net investment income (loss)(1)	$0.032		$0.028		$(0.010)		$(0.009)	$(0.047)

Net realized and unrealized gain (loss)	5.720		(1.006)		3.331		3.066	(0.543)

Total income (loss) from operations	$5.752		$(0.978)		$3.321		$3.057	$(0.590)

Less Distributions

From net realized gain	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Total distributions	$(1.072)		$(1.862)		$(1.611)		$(1.417)	$(2.260)

Net asset value — End of year	$25.010		$20.330		$23.170		$21.460	$19.820

Total Return(2)	28.40	%(3)	(4.67	)%(3)	15.63	%(3)	15.69%	(2.70)%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$17,357		$11,158		$11,216		$5,954	$9,087

Ratios (as a percentage of average daily net assets):

Expenses(4)	1.03	%(3)	1.10	%(3)	1.11	%(3)	1.16%	1.07%

Net investment income (loss)	0.13%		0.12%		(0.04)%		(0.05)%	(0.20)%

Portfolio Turnover	39%		41%		65%		67%	83%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator reimbursed certain operating expenses (equal to 0.02%, 0.02% and 0.01% of average daily net assets for the years ended December 31, 2019, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

15	See Notes to Financial Statements.

Eaton Vance

Special Equities Fund

December 31, 2019

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Special Equities Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide growth of capital. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2019, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business

16

Eaton Vance

Special Equities Fund

December 31, 2019

Notes to Financial Statements — continued

trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended December 31, 2019 and December 31, 2018 was as follows:

	Year Ended December 31,
	2019	2018

Ordinary income	$454,418	$578,280

Long-term capital gains	$1,709,806	$3,012,490

During the year ended December 31, 2019, distributable earnings was decreased by $169,441 and paid-in capital was increased by $169,441 primarily due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$39,689

Undistributed long-term capital gains	$357,632

Net unrealized appreciation	$12,992,778

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$38,124,406

Gross unrealized appreciation	$13,641,522

Gross unrealized depreciation	(648,744)

Net unrealized appreciation	$12,992,778

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2019, the Fund’s investment adviser fee amounted to $299,937. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

17

Eaton Vance

Special Equities Fund

December 31, 2019

Notes to Financial Statements — continued

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.20%, 1.95% and 0.95% (1.35%, 2.10% and 1.10% prior to October 1, 2019) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through April 30, 2021. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM was allocated $10,689 of the Fund’s operating expenses for the year ended December 31, 2019.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2019, EVM earned $25,394 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,580 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2019. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended December 31, 2019 amounted to $82,182 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended December 31, 2019, the Fund paid or accrued to EVD $7,413 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended December 31, 2019 amounted to $2,471 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended December 31, 2019, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,691,612 and $21,159,309, respectively, for the year ended December 31, 2019.

18

Eaton Vance

Special Equities Fund

December 31, 2019

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended December 31,
Class A	2019	2018

Sales	39,822	51,058

Issued to shareholders electing to receive payments of distributions in Fund shares	50,177	97,565

Redemptions	(197,564)	(142,160)

Converted from Class C shares	24,778	—

Net increase (decrease)	(82,787)	6,463

	Year Ended December 31,
Class C	2019	2018

Sales	2,438	8,747

Issued to shareholders electing to receive payments of distributions in Fund shares	2,307	8,172

Redemptions	(14,983)	(43,525)

Converted to Class A shares	(28,363)	—

Net decrease	(38,601)	(26,606)

	Year Ended December 31,
Class I	2019	2018

Sales	265,744	138,332

Issued to shareholders electing to receive payments of distributions in Fund shares	27,498	43,044

Redemptions	(148,187)	(116,436)

Net increase	145,055	64,940

At December 31, 2019, an Eaton Vance collective investment trust and donor advised and pooled income funds (established and maintained by a public charity) managed by EVM owned in the aggregate 26.2% of the value of the outstanding shares of the Fund.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in an $800 million unsecured line of credit agreement with a group of banks, which is in effect through October 27, 2020. In connection with the renewal of the agreement on October 29, 2019, funds managed by Calvert Research and Management, an affiliate of EVM, were added as participating funds to the agreement and the borrowing limit was increased from $625 million. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2019.

19

Eaton Vance

Special Equities Fund

December 31, 2019

Notes to Financial Statements — continued

9  Investments in Affiliated Funds

At December 31, 2019, the value of the Fund’s investment in affiliated funds was $971,029, which represents 1.9% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 1.78%	$353,718	$10,605,298	$(9,987,985)	$(38)	$36	$971,029	$9,743	971,029

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2019, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$50,146,155	*	$—	$—	$50,146,155

Short-Term Investments	—		971,029	—	971,029

Total Investments	$50,146,155		$971,029	$—	$51,117,184

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

20

Eaton Vance

Special Equities Fund

December 31, 2019

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Special Equities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Special Equities Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2020

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Special Equities Fund

December 31, 2019

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2020 showed the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended December 31, 2019, the Fund designates approximately $387,475, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 80.55% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $1,829,435 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Special Equities Fund

December 31, 2019

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 159 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 159 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

23

Eaton Vance

Special Equities Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015). Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

24

Eaton Vance

Special Equities Fund

December 31, 2019

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

25

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

172    12.31.19

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Balanced Fund, Eaton Vance Core Bond Fund, Eaton Vance Dividend Builder Fund, Eaton Vance Greater India Fund, Eaton Vance Growth Fund, Eaton Vance Large-Cap Value Fund, Eaton Vance Real Estate Fund, Eaton Vance Small-Cap Fund and Eaton Vance Special Equities Fund (the “Fund(s)”) are series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 11 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended December 31, 2018 and December 31, 2019 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Balanced Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$24,140	$24,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$17,401	$17,043
All Other Fees(3)	$0	$0

Total	$41,541	$41,493

Eaton Vance Core Bond Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$15,050	$15,250
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,101	$11,683
All Other Fees(3)	$0	$0

Total	$27,151	$26,933

Eaton Vance Dividend Builder Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$47,020	$47,650
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,790	$15,336
All Other Fees(3)	$0	$0

Total	$62,810	$62,986

Eaton Vance Greater India Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$16,150	$16,350
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,989	$11,316
All Other Fees(3)	$0	$0

Total	$26,139	$27,666

Eaton Vance Growth Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$34,980	$35,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,719	$13,850
All Other Fees(3)	$0	$0

Total	$48,699	$49,300

Eaton Vance Large-Cap Value Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$48,270	$48,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,545	$16,174
All Other Fees(3)	$0	$0

Total	$64,815	$65,124

Eaton Vance Real Estate Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$32,380	$32,850
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,842	$12,415
All Other Fees(3)	$0	$0

Total	$45,222	$45,265

Eaton Vance Small-Cap Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$32,640	$33,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,740	$11,297
All Other Fees(3)	$0	$0

Total	$44,380	$44,347

Eaton Vance Special Equities Fund Fiscal Years Ended	12/31/18	12/31/19
Audit Fees	$29,060	$29,450
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,190	$10,738
All Other Fees(3)	$0	$0

Total	$40,250	$40,188

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/18	10/31/18	11/30/18	12/31/18	8/31/19	10/31/19	12/31/19
Audit Fees	$37,050	$127,240	$27,380	$279,690	$37,550	$104,800	$283,450
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$10,000	$72,001	$10,761	$121,317	$9,550	$32,002	$119,852
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0

Total	$47,050	$199,241	$38,141	$401,007	$47,100	$136,802	$403,302

*	Information is not presented for the fiscal period ended 11/30/19 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval

Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended*	8/31/18	10/31/18	11/30/18	12/31/18	8/31/19	10/31/19	12/31/19
Registrant(1)	$10,000	$72,001	$10,761	$121,317	$9,550	$32,002	$119,852
Eaton Vance(2)	$74,355	$126,485	$126,485	$126,485	$8,000	$59,903	$59,903

*	Information is not presented for the fiscal period ended 11/30/19 as no Series in the Trust with such fiscal period end was in operation during such period.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    February 24, 2020

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:    February 24, 2020